Case Name: BREED TECHNOLOGIES, INC. ET AL.
Case Number: 99-03399MFW THRU 99-03415

                 OFFICE OF THE UNITED STATES TRUSTEE-REGION 3
                           MONTHLY OPERATING REPORT
                    for the month ending December 31, 1999

================================================================================

                                     Document       Previously      Explanation
Required Attachments                 Attached       Submitted        Attached

1) Tax Receipts                         ( )            ( )             (X)

2) Bank Statements                      (X)            ( )             ( )

3) Most Recently Filed                  ( )            (X)             ( )
   Income Tax Returns

4) Most Recent Annual Financial         ( )            (X)             ( )
   Statements Prepared by Accountant

   In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the following Monthly Operating Report and the accompanying attachments and, that they are true, correct and complete, to the best of my knowledge, information and belief. Although every effort has been made to make the operating report accurate and complete, because of the magnitude and complexity of the compilation of the report, errors and omissions may exist.


   RESPONSIBLE PARTY:

   /s/ Patrick J. O'Malley                     Chief Financial Officer
   ---------------------------------           ---------------------------------
   Signature of Responsible Party              Tile


   PATRICK J. O'MALLEY                         Feb 23, 2000
   ---------------------------------           ---------------------------------
   Printed Name of Responsible Party           Date

Case Name: BREED TECHNOLOGIES, INC. ET AL.
Case Number: 99-03399MFW THRU 99-03415

BREED Consolidated Balance Sheet (Unaudited)
(000's)
                                                        October-99   November-99   December-99
                                                       ------------ ------------- -------------
ASSETS
  Cash & Short Term Investments                             23,390        31,097        54,024
  Accounts Receivable, net                                 263,493       279,834       244,871
  Inventory, net                                            92,499        97,812       102,702
  Deferred Income Taxes, short term                          4,384         4,384         4,384
  Contracts in Process                                       5,682         8,810         9,911
  Income Tax Receivabte                                      1,798         1,696         1,696
  TRF Credit                                                   272           260           260
  Prepaid Expense & Other                                   25,982        26,083        23,656
                                                       -----------    ----------    ----------
  Total Current Assets                                     417,500       449,976       441,504
                                                       -----------    ----------    ----------
  Long Term Receivables                                        261           246           243
  Property, Plant & Equipment                              462,351       458,535       458,762
  Less: Accumulated Depreciation                          (176,407)     (177,083)     (181,455)
  Net Property, Plant & Equipment                          285,944       281,452       277,307
  Goodwill, net                                            367,960       361,581       360,255
  Patents, Licenses & Deferred Charges, Net                  3,518         3,225         3,145
  Deferred Income Taxes -  Long Term                           748           703           706
  Other Noncurrent Assets                                   32,040        31,359        41,145
                                                       -----------    ----------    ----------
  Total Assets                                           1,107,971     1,128,542     1,124,305
                                                       ===========    ==========    ==========

LIABILITIES
  Notes Payable                                             20,990        19,174        12,045
  Current Portion-Long Term Debt                           592,059       591,701       609,966
  Borrowings on DIP Facility                                30,000        41,000        41,000
  Accounts Payable:
   Domestic                                                120,283       123,053       116,953
   Non-domestic                                            109,043       110,874       110,037
  Income Tax Payable                                         2,767         2,014         2,045
  Repositioning Reserves                                     4,884         4,688         4,315
  Other Current Liabilities                                129,888       148,675       149,421
  Long-term Debt                                            15,789        14,720        12,358
  Accrued Pension Obligations                                7,303         7,349         7,395
  Senior Subordinated Debt                                 330,000       330,000       330,000
  Other Long Term Liabilities                                8,024         7,472         7,369
                                                       -----------    ----------    ----------
  Total Liabilities                                      1,371,030     1,400,720     1,402,904
                                                       -----------    ----------    ----------
PREFERRED STOCK                                            145,245       145,245       133,265
                                                       -----------    ----------    ----------

EQUITY
  Pre-petition Shareholders Equity                        (409,593)     (409,593)     (397,618)
  Post-petition cumulative Profit (loss)                     1,987           921        (6,181)
  Post-petition cumulative Currency Translation Adj.          (698)       (8,751)       (8,065)
                                                       -----------   -----------    ----------
  Total Equity                                            (408,304)     (417,423)     (411,864)
                                                       -----------   -----------    ----------
  Total Liabilities & Equity                             1,107,971     1,128,542     1,124,305
                                                       ===========   ===========    ==========

Case Name: BREED TECHNOLOGIES, INC. ET AL.
Case Number: 99-03399MFW THRU 99-03415

BREED Consolidated Balance Sheet (Unaudited)
(000's)
                                                        October-99   November-99   December-99
                                                       ------------ ------------- -------------
ASSETS
  Cash & Short Term Investments                             23,390        31,097        54,024
  Accounts Receivable, net                                 263,493       279,834       244,871
  Inventory, net                                            92,499        97,812       102,702
  Deferred Income Taxes, short term                          4,384         4,384         4,384
  Contracts in Process                                       5,682         8,810         9,911
  Income Tax Receivabte                                      1,798         1,696         1,696
  TRF Credit                                                   272           260           260
  Prepaid Expense & Other                                   25,982        26,083        23,656
                                                       -----------    ----------    ----------
  Total Current Assets                                     417,500       449,976       441,504
                                                       -----------    ----------    ----------
  Long Term Receivables                                        261           246           243
  Property, Plant & Equipment                              462,351       458,535       458,762
  Less: Accumulated Depreciation                          (176,407)     (177,083)     (181,455)
  Net Property, Plant & Equipment                          285,944       281,452       277,307
  Goodwill, net                                            367,960       361,581       360,255
  Patents, Licenses & Deferred Charges, Net                  3,518         3,225         3,145
  Deferred Income Taxes -  Long Term                           748           703           706
  Other Noncurrent Assets                                   32,040        31,359        41,145
                                                       -----------    ----------    ----------
  Total Assets                                           1,107,971     1,128,542     1,124,305
                                                       ===========    ==========    ==========

LIABILITIES
  Notes Payable                                             20,990        19,174        12,045
  Current Portion-Long Term Debt                           592,059       591,701       609,966
  Borrowings on DIP Facility                                30,000        41,000        41,000
  Accounts Payable:
   Domestic                                                120,283       123,053       116,953
   Non-domestic                                            109,043       110,874       110,037
  Income Tax Payable                                         2,767         2,014         2,045
  Repositioning Reserves                                     4,884         4,688         4,315
  Other Current Liabilities                                129,888       148,675       149,421
  Long-term Debt                                            15,789        14,720        12,358
  Accrued Pension Obligations                                7,303         7,349         7,395
  Senior Subordinated Debt                                 330,000       330,000       330,000
  Other Long Term Liabilities                                8,024         7,472         7,369
                                                       -----------    ----------    ----------
  Total Liabilities                                      1,371,030     1,400,720     1,402,904
                                                       -----------    ----------    ----------
PREFERRED STOCK                                            145,245       145,245       133,265
                                                       -----------    ----------    ----------

EQUITY
  Pre-petition Shareholders Equity                        (409,593)     (409,593)     (397,618)
  Post-petition cumulative Profit (loss)                     1,987           921        (6,181)
  Post-petition cumulative Currency Translation Adj.          (698)       (8,751)       (8,065)
                                                       -----------   -----------    ----------
  Total Equity                                            (408,304)     (417,423)     (411,864)
                                                       -----------   -----------    ----------
  Total Liabilities & Equity                             1,107,971     1,128,542     1,124,305
                                                       ===========   ===========    ==========

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31. 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements In the Master account. wherefore, to avoid duplicating these transactions, all disbursements bed to the Master Account are shown beiow.

      Date        Check        Name                                  Description/Reference                     Amount
      ----        -----        ----                                  ---------------------                     ------
      12/3/99     603276       Norrell                               Trade / BREED Hamlin                     5,684.91
      12/3/99     603277       Power,Mation                          Trade / BREED Hamlin                       146.26
      12/3/99     603278       Poyers Farm Market                    Trade / BREED Hamlin                       125.0O
      12/3/99     603279       Productivity Wisconsin Inc            Trade / BREED Hamlin                       146.93
      12/3/99     603280       Proforma Technigraphics               Trade / BREED Hamlin                     1,336.55
      12/3/99     603281       Q-Cee'S Products Corp.                Trade / BREED Hamlin                        79.80
      12/3/99     603282       Roi Systems, Inc.                     Trade / BREED Hamlin                     2,574.43
      12/3/99     603283       Safeco Life Insurance Compan          Trade / BREED Hamlin                    14,088.64
      12/3/99     603284       Swanson-Erie Corporation              Trade / BREED Hamlin                     1,848.12
      12/3/99     603285       Techstaff, Inc.                       Trade / BREED Hamlin                     6,432.00
      12/3/99     603286       Thomas & Skinner, Inc.                Trade / BREED Hamlin                        30.00
      12/3/99     603287       Timothy Brown                         Trade / BREED Hamlin                       269.24
      12/3/99     603288       U.S. Cellular                         Trade / BREED Hamlin                       566.57
      12/3/99     603289       Vwr Scientific Inc                    Trade / BREED Hamlin                       900.39
      12/3/99     603290       Wallace Computer Services             Trade / BREED Hamlin                        56.21
      12/3/99     603291       Werner Electric                       Trade / BREED Hamlin                       586.58
      12/3/99     603292       William Chatterton,Trustee            Trade / BREED Hamlin                        17.00
      12/3/99     603293       Wisconsin Sctf                        Trade / BREED Hamlin                     1,573.75
      12/3/99     603294       Wright Vending                        Trade / BREED Hamlin                        37.98
      12/3/99     603295       Cdw Computer Centers,Inc              Trade / BREED Hamlin                     4,459.05
      12/3/99     503296       Mks Instruments. Inc                  Trade / BREED Hamlin                       184.27
      12/3/99                  Aegis Technologies                    Trade / Breed Lakeland                  43,635.75
      12/3/99                  Amphenol                              Trade / Breed Lakeland                   3,644.05
      12/3/99                  Camcar Textron                        Trade / Breed Lakeland                   1,522.00
      12/3/99                  Carpenter Specialty Alloys            Trade / Breed Lakeland                  35,155.06
      12/3/99                  Dayton Steel Service                  Trade / Breed SRS                       48,790.35
      12/3/99                  Duane Morris Heckscher                Professional Fees per Ct Order          21,677.22
      12/3/99                  Eagle Ottawa Leather Co.              Trade / Breed Lakeland                  60,000.00
      12/3/99                  Gelco (Breed)                         Travel & Entertainment Funding           3,446.92
      12/3/99                  Gelco (SRS)                           Travel & Entertainment Funding           1,950.41
      12/3/99                  Gibbs Die Casting                     Trade / Breed Laketand                 700,000.00
      12/3/99                  Hitachi Metals America, Ltd.          Hamlin - Trade                          20,602.28
      12/3/99                  Industrial Electric                   Trade / Breed Laketand                  85,817.20
      12/3/99                  Interpal S.A.                         Trade / Breed Lakeland                   2,420.00
      12/3/99                  Johnson Rubber Co                     Trade / Breed SRS                          422.53
      12/3/99                  Kane Magnetics                        Hamlin-Trade                            54,480.00
      12/3/99                  Kane Magnetics                        Trade / Breed Lakeland                  10,376.10
      12/3/99                  Methode                               Trade / Breed Lakeland                 268,748.60
      12/3/99                  Molex, Inc.                           Trade / Breed Lakeland                  15,000.00
      12/3/99                  Narricot Industries                   Trade / Breed SRS                       11,100.00
      12/3/99                  Nippon Carbide                        Trade / Breed Lakeland                  32,027.60
      1213/99                  Novatec                               Trade / Breed SRS                        4,780.00
      12/3/99                  NSS Technologies                      Trade / Breed Lakeland                  78,206.33
      12/3/99                  Oberg Industries, Inc.                Trade / Breed Lakeland                  23,188.25
      12/3/99                  P.N. Farrar                           Trade / Breed Lakeland                  28,320.00
      12/3/99                  Pachulski. Stang, Ziehl               Professional Fees per Ct Order         175,159.89
      12/3/99                  PAR Indsutries                        Trade / Breed Lakeland                  50,000.00
      12/3/99                  Pasubio                               Trade / Breed Lakeland                 227,847.04
      12/3/99                  Pasubio                               Trade / Breed Laketand                   4,786.51
      12/3/99                  Payroll Account Funding               Payroll Check Funding Various           15,864.61
      12/3/99                  Petro Extrusion                       Trade / Breed SRS                       10,111.00
      1213/99                  Powdertek. Inc.                       Trade / Breed Laketand                   5,467.60
      12/3/99                  Rofin Sinar                           Trade / Breed Lakeland                   9,054.00
      12/3/99                  SFS Stadler                           Trade / Breed SRS                       48,960.00
      12/3/99                  Technic, Inc.                         Hamlin - Trade                          30,905.85
      12/3/99                  Tenneco Packaging Inc.                Trade / Breed Lakeland                  60,000.00
      12/3/99                  Thermotron Industries                 Trade / Breed Lakeland                     425.00
      12/3/99                  Transfer to Investment Account        Transfer of Interest Income              3,795.86

Master Account 1299                                                Page 13 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor reccrds these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

      Date          Check           Name                            Description/Reference       Amount
      ----          -----           ----                            ----------------------      ------
     12/3/99                        Trueline, Inc.                  Hamlin-Trade                5,420.00
     12/3/99                        Trueline, inc                   Trade/Breed Lakeland        3,109.68
     12/3/99                        U.P.S.                          AP - UPS Bill              23,789.67
     12/3/99                        Unisource - TX                  Trade/Breed-Lakeland       20,577.50
     12/3/99                        Worthen Industries, Inc.        Trade/Breed-Lakeland        1,444.80
     12/6/99          13113         Acs Industries, Inc.            Trade/BREED-Lakeland      118,880.64
     12/6/99          13114         Arizona Hydrogen                Trade/BREED-Lakeland        2,267.80
     12/6/99          13115         Artos                           Trade/BREED-Lakeland       20,354.40
     12/6/99          13116         Automatic Data Processing       Trade/BREED-Lakeland        3,257.16
     12/6/99          13117         Corpus Christi Equipment        Trade/BREED-Lakeland          426.26
     12/6/99          13118         Cw Rod & Tool Co Inc            Trade/BREED-Lakeland          924.70
     12/6/99          13119         Friend Of The Court             Trade/BREED-Lakeland           43150
     12/6/99          13120         Hisco Tx.                       Trade/BREED-Lakeland       22,012.30
     12/6/99          13121         K-F Land Company                Trade/BREED-Lakeland          255.37
     12/6/99          13122         Msc Industrial Supply Co        Trade/BREED-Lakeland          507.11
     12/6/99          13103         Cea, Inc                        Trade/BREED-Lakeland      440,324.93
     12/6/99          13124         Ser-Com Inc                     Trade/BREED-Lakeland       22,725.39
     12/6/99          13125         Void                                                               -
     12/6/99          13126         Weight & Test Soluticns. no     Trade/BREED-Lakeland         4.38451
     12/6/99          13127         Xpedx Zelieroach                Trade/BREED-Lakeland          526.00
     12/6/99          13128         Void                                                               -
     12/6/99          13129         Associated Machine Co.          Trade/BREED-Lakeland       18,629.63
     12/6/99          13130         Circle 5 ToIl & Mold Inc        Trade/BREED-Lakeland      115,286.00
     12/6/99          13131         Eaton Corporation               Trade/BREED-Lakeland        8,378.50
     12/6/99          13132         Hurst Tool & Engineering Co     Trade/BREED-Lakeland       14,250.00
     12/6/99          13133         Msx International               Trade/BREED-Lakeland          826.00
     12/6/99          13134         Speedline Industries            Trade/BREED-Lakeland          252.99
     12/6/99          22146         Mim Industries                  Trade/BREED SRS             4,965.00
     12/6/99          22147         Effective Training Inc          Trade/BREED SRS             7,865.00
     12/6/99          22148         Apca Finishers, Inc             Trade/BREED SRS             7,650.50
     12/6/99          22149         Proto Gage Tool & Die, Inc.     Trade/BREED SRS           210,000.00
     12/6/99         555701         Acme Machine Automatics, Inc    Trade/BREED SRS               830.00
     12/6/99         555702         Almont Screw Product            Trade/BREED SRS             1,785.00
     12/6/99         555703         American Turned Products        Trade/BREED SRS           125,000.00
     12/6/99         555705         Anchor Tool & Die Co            Trade/BREED SRS            17,933.30
     12/6/99         555707         Automatic Spring Pro            Trade/BREED SRS             1,321.60
     12/6/99         555708         Todd Bingham                    Trade/BREED SRS               997,50
     12/6/99         555709         Butler County Circuit Court     Trade/BREED SRS               766.00
     12/6/99         555710         Butler County Dept H            Trade/BREED SRS               306.00
     12/6/99         555711         Camcar Textron                  Trade/BREED SRS            17,590.45
     12/6/99         555713         Fabco Fastening Syst            Trade/BREED SRS               110.76
     12/6/99         555715         Chapter 13 Trustee              Trade/BREED SRS                25.00
     12/6/99         555719         Consumers Energy                Trade/BREED SRS               922.24
     12/6/99         555721         Covington Box                   Trade/BREED SRS             1,122.84
     12/6/99         555722         Child Support Clerk             Trade/BREED SRS                40000
     12/6/99         555724         Deanna Reiss, Esq.              Trade/BREED SRS               992000
     12/6/99         555727         Dsi Security Service            Trade/BREED SRS             2,992.79
     12/6/99         555729         Durkopp Adler America Inc.      Trade/BREED SRS               311.33
     12/6/99         555730         Duromalic                       Trade/BREED SRS            12,456.55
     12/6/99         555731         Dynacast Inc.                   Trade/BREED SRS            18,554.40
     12/6/99         555732         Dynacast, Inc.                  Trade/BREED SRS            68,083.20
     12/6/99         555736         Enterprise Paint & I            Trade/BREED SRS             9,902.50
     12/6/99         555739         Fin Clair Corporation           Trade/BREED SRS            30,039,60
     12/6/99         555743         Fortress Forms, Inc             Trade/BREED SRS             2,077.38
     12/6/99         555744         Free-Gate Fasteners             Trade/BREED SRS               307.72
     12/6/99         555745         General Labels                  Trade/BREED SRS             5,403.82
     12/6/99         555746         John Gillen Company             Trade/BREED SRS            17,346.72
     12/6/99         555749         Industrial Sewing Machines      Trade/BREED SRS             4,339.76

Master Account 1299                                                Page 14 of 65

                               Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999
Note: The Debtors f,Iaster Account is tied to various Zero--Balance Accounts, which fund disbursements. The Debtor records these disbursements

,n the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

                           Check                   Name                     Description/Reference          Amount
                                                                       -------------------------------  ------------
       126/99                 555753  Motion Industries                Trade! BREED SRS                       224.39
       12'6/99                555754  Manhattan Supply Corn            Trade / BREED SRS                      512.62
       12/6/99                555756  Northern Diecast Cor             Trade! BREED SRS                    25,436.16
       12/6!99                555757  Oea, Inc.                        Trade! BREED SRS                    10,258.56
       1216/99                555759  PaxMachineWorks, I               Trade! BREED SRS                   115,280.80
       12/6/99                555760  Peterson Manufacturi             Trade / BREED SRS                      603.00
       12/6/99                555763  Progressive Stamping             Trade / BREED SRS                      317.90
       12.6/99                555765  Prudential Relocation            Trade! BREED SRS                     7,137.27
       126199                 555771  Sonoco Products Cornp            Trade! BREED SRS                     2,805.12
       126/99                 555772  Southern Scales Inc              Trade! BREED SRS                     1,075.00
       126/99                 555773  Scuthwestern Bell                Trade / BREED SRS                      156.95
       126.99                 555775  Terry Machine                    Trade/ BREED SRS                    7.~i 2.90
       12.699                 555776  Textape Incorporated             Trade! BREED SRS                     1,058.40
       12.699                 555777  Ultraform Industries             Trade! BREED SRS                     1,252.60
        12699                 555779  Wilcox County Child              Trade / BREED SRS                      225.00
       126199                 603297  Unisource Worldwide Inc.         Trade! BREED Harnhin                   216.39
       126/99                 603298  Unisource Worldwide Inc.         Trade! BREED Hamlin                     24.15
        12699                 603299  Burlington Air Express           Trade I BREED Hamlin                   342.03
        12699                         ADP Payroll Tax                  FICA                                 8,496.17
        12699                         ADP Payroll Tax                  FICA Match                           8,496.25
       126:99                         ADP Payroll Tax                  FITW!H                              16,944.93
       1216/99                        ADP Payroll Tax                  Medicare                             1,987.14
       126/99                         ADP Payroll Tax                  Medicare Match                       1,987.14
       126'99                         ADP Payroll Tax                  Payroll Tax SRS                    100,816.22
      1216~'99                        BREED Automotive LP              Transfer to Debtor                  14,377.03
      1 2'6/99                        Chemcentral Corp                 Trade! Breed Lakeland                3,463.20
        12699                         Derwent                          AP(FX-GBP)                           5,051.92
       1216199                        Dynax                            Trade! Breed Lakeland               10,000.00
       12/6/99                        Epoxylite                        Trade / Breed Lakeland                 597.72
       126/99                         Gelco (Breed)                    Travel & Entertainment Funding       3,846.05
       1216/99                        Gelco (SRS)                      Travel & Entertainment Funding       4,786.65
       12/6/99                        Heinz Noth                       AP (FX- DEM)                           866.49
       12/6/99                        Payroll Account Funding          Payroll Check Funding Various      254,485.94
       1216/99                        SunTrust                         Transfer to Debtor Account          10,000.00
       12)6/99                        Technic, Inc.                    Hamtin - Trade                      48,261.59
       1216/99                        Transfer to Investment Account   Transfer to Debtor Account       6,000,000.00
       12/6/99                        Transfer to Investment Account   Transfer of Interest Income          2,139.02
       1216/99                        Wakabayashi Patent Agency        AP (FX-JPY)                        ` 3,271.30
       12/7/99                 13135  Anacon Automation & Controls     Trade! BREED-Lakeland                  555.00
       1217/99                 13136  Applied Industrial Technology    Trade! BREED-Lakelarid                  52.28
       12/7/99                 13137  Atlas Electric Devices Co        Trade! BREED-Laketand                5,200.00
       12/7/99                 13138  Automated Consulting Svcs        Trade! BREED-Laketand                3,119.50
       1217/99                 13139  Bax Global .                     Trade / BREED-Lakeland                 232.20
       12/799                  13140  Cartton Industries               Trade / BREED-Lakeland                 108.25
       12/7/99                 13141  Chester Precision                Trade/BREED-Lakeland                48,432,15
       1217/99                 13142  Conway Southern                  Trade / BREED-Lakeland               2,170.50
       1217/99                 13143  Fischer Robertson Inc.           Trade! BREED-Lalceland                 284.05
       12/7/99                 13144  Void                                                                         -
       12/7/99                 13145  Instron Corp                     Trade! BREED-Laketand                  318.00
       12/7/99                 13146  Jacobs & Thompson                Trade / BREED-Lakeland                 373.80
       12/7/99                 13147  Janitorial Ind. Maint. Supplie   Trade! BREED-Lakeland                  246.17
       12/7/99                 13148  M & 0 Plastic Products           Trade!BREED-Lakeland                 6,000.00
       12/7/99                 13149  Milton J. Wood Co.               Trade! BREED-Laketand                3,500.00
       12/7/99                 13150  Rc Coil Spring Mfg Co.           Trade! BREED-Lakeland                  446,00
       12!7i99                 13151  Sarcol Inc                       Trade/ BREED-Lakeland               81,537.00
       12,799                  13152  Trw Steering Wheel Systems       Trade! BREED-Lakeland              147,665.07
       12/7.99                 13153  Via Information Tools            Trade! BREED-Lakeland                8,348.59
       12/7/99                 13154  Virtual Group                    Trade! BREED-Lakeland               18,360.00
Master Account 1299    Page 15 of 65

                               Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors f.laster Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account. wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are Shown below,

        Date        Check        Name                                   Description/Reference              Amount
        ----        -----        ----                                   ---------------------              ------
        12/7/99     13155        A & W Office Supply                    Trade / BREED-Lakeland             868.77
        12/7/99     13156        A-Jax Company, Inc.                    Trade / BREED-Lakeland             550.39
        12/7/99     13157        Aa Electric                            Trade / BREED-Lakeland           1,030.53
        12/7/99     13158        Absopure                               Trade / BREED-Lakeland             115.50
        12/7/99     13159        Ace Bolt & Screw Co.                   Trade / BREED-Lakeland              55.21
        12/7/99     13160        Action Staffing                        Trade / BREED-Lakeland             515,75
        12/7/99     13161        Adecco Inc                             Trade / BREED-Lakeland          24,360.13
        12/7/99     13162        Aep                                    Trade / BREED-Lakeland          28,930.87
        12/7/99     13163        Aerotek, Inc.                          Trade / BREED-Lakeland           1,782.00
        12/7/99     13164        Air Liquide                            Trade / BREED-Lakeland           1,035.80
        12/7/99     13165        American Electro Products              Trade / BREED-Lakeland           7,346.62
        12/7/99     13166        Ameritech                              Trade / BREED-Lakeland             141.39
        12/7/99     13167        Amp, Inc.                              Trade / BREED-Lakeland           9,048.46
        12/7/99     13168        Angel San lnocenc:o                    Trade / BREED-Lakeland           6,080.00
        12/7/99     13169        Apple One Employment Services          Trade / BREED-Laketand             640.00
        12/7/99     13170        Associated Electric Motors             Trade / BREED-Lakeland             287.68
        12/7/99     13171        Auburn Engineering                     Trade / BREED-Lakeland          11,769.40
        12/7/99     13172        Automatic Data Processing              Trade / BREED-Lakeland             785.25
        12/7/99     13173        Automotive Presidents Council          Trade / BREED-Lakeland             500.00
        12/7/99     13174        Barbour ThreaOs Inc                    Trade / BREED-Lakeland           1,490.58
        12/7/99     13175        Bendata                                Trade / BREED-Lakeland           3,805.00
        12/7/99     13176        Bertelkamp Automation                  Trade / BREED-Lakeland             501.60
        12/7/99     13177        Bloomfield Industrial Tool Co.         Trade / BREED-Lakeland           4,426.75
        12/7/99     13178        Boo Gases                              Trade / BREED-Lakeland             681.60
        12/7/99     13179        Bohne Spring Ind.Ltd.                  Trade / BREED-lakeland           2,069.04
        12/7/99     13180        Border Tech Enterprises                Trade / BREED-Lakeland             302.02
        12/7/99     13181        Bridgestone Apm Co                     Trade / BREED-Lakeland           2,977.50
        12/7/99     13182        Brittani Technologies, Inc             Trade / BREED-Laketand             501.56
        12/7/99     13183        Burns Int'L Security Svc.              Trade / BREED-Lakeland              94.08
        12/7/99     13184        Camcar-Textron                         Trade / BREED-Lakeland             980.16
        12/7/99     13185        Centaur Electric Inc                   Trade / BREED-Lakeland             290.00
        12/7/99     13186        Certified Tool & Mfg                   Trade / BREED-Lakeland             448.00
        12/7/99     13187        Cintas Corporation                     Trade / BREED-Lakeland           1,265.45
        12/7/99     13188        City Of Maryville Utilities            Trade / BREED-Lakeland          15,198.02
        12/7/99     13189        CoIe-Parmer Instrument Co.             Trade / BREED-Lakeland             230.00
        12/7/99     13190        Void                                                                           -
        12/7/99     13191        Computer Merchandise Corp. (Cmc)       Trade / BREED-Lakeland             248.04
        12/7/99     13192        Computer Sales Intl                    Trade  / BREED-Lakeland            211.97
        12/7/99     13193        Copper State Bolt Co                   Trade / BREED-Lakeland           1,599.32
        12/7/99     13194        Cst /Complete Surface Tech.            Trade / BREED-Lakeland           6,000.00
        12/7/99     13195        Dean'S Custom Sheet Metal              Trade / BREED-Lakeland           1,696.00
        12/7/99     13196        DelI Receivables L.P.                  Trade / BREED-Lakeland           1,082.50
        12/7/99     13197        Delphi Packard                         Trade / BREED-Lakeland          15,749.10
        12/7/99     13198        Void                                                                           -
        12/7/99     13199        Diversitech Sys & Sales Grp            Trade / BREED-Lakeland             999.15
        12/7/99     13200        Dothan Security Inc                    Trade / BREED-Lakeland           1,948.98
        12/7/99     13201        Osi Sewing Machine Supplies            Trade / BREED-Laketand             402.00
        12/7/99     13202        Efd Inc.                               Trade / BREED-Lakeland             118.44
        12/7/99     13203        Void                                                                           -
        12/7/99     13204        Void                                                                           -
        12/7/99     13205        Environmental Resource Asscc.          Trade / BREED-Lakeland             140.70
        12/7/99     13206        Felco Office Systems                   Trade / BREED-Lakeland             272.14
        12/7/99     13207        Festo Corp                             Trade / BREED-Lakeland             493,10
        12/7/99     13208        Florida Chemical                       Trade / BREED-Lakeland             427.98
        12/7/99     13209        Gaiser Tool Company                    Trade / BREED-Lakeland             109.50
        12/7/99     13210        Gallaher & Associates                  Trade / BREED-Lakeland             542.75
        12/7/99     13211        Galls, Inc                             Trade / BREED-Lakeland              92.74
        12/7/99     13212        General Exhibits & Displays            Trade / BREED-Lakeland              91.00

Master Account 1299                                                Page 16 of 65

                               Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999
Note: TIre Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements fl the Master account. wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

                           Date                     Check                          Name            Description/Reference    Amount
                                                                                                   ----------------------  ---------
       12.7/99                 13213  Genesis Molding                     Trade / BREED-Lakeland                            5,807,35
       12,7,99                 13214  Gerry'S Culligan Waler Co.          Trade / BREED-Lakeland                              219.50
       12i799                  13215  Ges Company                         Trade / BREED-Lakeland                            4,114.50
       12/7/99                 13216  Void                                                                                         -
       12/7/99                 13217  Grainger, Inc. - Fl                  Trade! BREED-Lakeland                              194.40
       12/799                  13215  Void                                                                                         -
       127/99                  13219  Void                                                                                         -
       12/799                  13220  Hal (Howard-Ayusa)                  Trade / BREED-Lakeland                           28,979.69
       12.799                  13221  Void                                                                                         -
       12i7/99                 13222  Home Depot (Fl)                      Trade! BREED-Lakeland                              139.50
       127/99                  13223  Hye-Tech Machine Enterprises Inc     Trade! BREED-Lakeland                              416.15
       127.99                  13224  Interim Tech.Staffirg Solutions     Trade / 8REED-Lakeland                            3,640.00
       12.7:99                 13225  J-Com Edi Services                   Trade! BREED-Lakeland                                3.C0
       127.99                  13226  Jacobs & Thompson                   Trade I BREED-Lakeland                              251,25
        12799                  13227  Jerry L Green                       Trade / BREED-Lakeland                              400 CO
       12 7 99                 13228  John Augustine                      Trade / BREED-Lakeland                               30000
       127.99                  13229  John Goforth Jr.                     Trade! BREED-Lakeland                            1,500.00
       127.99                  13230  Johnson Controls, Inc.              Trade! BREED-Lakelartd                              651.41
      12.7,199                 13231  Johnson Controls, Inc.               Trade/BREED-Laketand                             1,192.50
       12.799                  13232  Kelly Services, Inc,(Fl)             Trade! BREED-Laketand                              786.38
       12,7/99                 13233  Lakeland Electric & Water           Trade / BREED-Lakeland                            3,208.40
       12,7,99                 13234  Mcarthur Termite And Pest Ccntrcl   Trade / BREED-Lakeland                            1,221.65
       12,7/99                 13235  Mci Telecommunications              Trade / BREED-Lakeland                               65.73
       12/7,99                 13236  Munt, Wayne L (Bud)                 Trade / BREED-Lakeland                            1,000.00
      12~7,'99                 13237  Omega Engineering                    Trade! BREED-Lakeland                              625.80
       12/7/99                 13238  Parker Seals - 0-Ring Division      Trade / BREED-Laketand                            1,398.00
       12/7199                 13239  Proto-Cutter Inc.                    Trade! BREED-Lakeland                            3,304.09
       12/7/99                 13240  R & I Mfg. Co.tnc.                  Trade / BREED-Lakeland                              311.60
       127/99                  13241  Rawson                              Trade / BREED-Lakeland                              521.51
       127/99                  13242  Seal Methods, Inc.                   Trade! BREED-Lakeland                            4,055.52
       1217/99                 13243  Serfilco                             Trade! BREED-Laketand                              109.20
       127:99                  13244  Specialty Technical Publishers      Trade / BREED-Lakeland                              379.00
       12~7/99                 13245  Super View                           Trade! BREED-Lakeland                               30.12
       127/99                  13246  T P. Molding Inc                    Trade I BREED-Lakeland                           10,958.55
       12/7/99                 13247  Trw Automotive Elec.Group            Trade! BREED-Lakeland                           64,304.71
       12/7/99                 13248  Ulbrich Stainless Steel             Trade / BREED-Laketand                            1,713.28
       12/7/99                 13249  United Technotgies Motor Systems    Trade / BR.EED-Lakeland  .                        5,424.00
       1217/99                 13250  United Technologies Automotive      Trade I BREED-Lakeland                            9,371.64
       12/7/99                 13251  United Technologies Automotive      Trade / BREED-Laketand                           73,300.50
       127/99                  13252  Unitek Equipment Division           Trade / BREED-Laketand                               78.28
       127/99                  13253  Valenite Inc.                        Trade! BREED-Lakeland                              803.30
       127,199                 13254  Varcom                               Trade! BREED-Lakeland                              350.00
       12'7i99                 13255  Venture                              Trade/BREED-Lakeland                            53,651.82
       12~7/99                 13256  Vertec Mfg. Corp.                    Trade! BREED-Lakeland                           16,159.80
       12.799                  13267  W.S.MC0                             Trade/BREED-Lakeland .                               70.10
       12/7/99                 13258  Wauconda Tool & Engineering Co                               Trade / BREED-Laketand   1,490.45
       127/99                  13259  Air Liquide                         Trade I BREED-Lakeland                           15,257.64
       127/99                  13260  Chester Precision                   Trade I BREED-Lakeland                           32,443,49
       127/99                  13261  Crossroads Construction Co.          Trade! BREED-Lakeland                            9,265.00
      1 2/7~'99                13262  Dlf Container                       Trade / BREED-Lakeland                              799440
       127/99                  13263  Electrical Mechanical Drives         Trade! BREED-Lakeland                            1,312.43
       127/99                  13264  Void
       127/99                  13265  Jae Electronics                      Trade! BREED-Laketand                            2,445.50
       127/99                  13266  Ken Robinson Of Florida. Inc         Trade! BREED-Lakeland                            1,564.10
       127/99                  13267  Sgm Armtek Inc.                      Trade! BREED-Lakeland                           12,912.84
       1217/99                 13268  Void                                                                                         -
       12/7/99                 22150  Fay Portable Building                  Trade! BREED SRS                               2,104.44
       12/799                  22151  Sound Packaging. LIc                   Trade! BREED SRS                               5,096.00
Master Account 1299    Page 17 of 65

                                Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts which fund disbursements. The Debtor records these disbursements In the Master account, wherefore, to avoid duplicating these transactions, all disbursements bed the Master Account are shown below.

 Date              Check               Name                                  Description/Reference               Amount
 ----              -----               ----                                  ---------------------               ------
12/7/99            22152              L & L Products                         Trade / BREED SRS                   4,416.00
12/7/99            22153              Superior Plastics                      Trade / BREED SRS                   1,139.68
12/7/99            22154              Coats American                         Trade / BREED SRS                 122,037.62
12/7/99            22155              Capstan / Pacific                      Trade / BREED SRS                 110,000.00
12/7/99           555780              Adecco Employment Services             Trade / BREED SRS                   6,260.59
12/7/99           555784              Anchor Tool & Die Co                   Trade / BREED SRS                  11,412.10
12/7/99           555787              Aramada Rubber Manufa                  Trade / BREED SRS                   1,000.00
12/7/99           555788              At&T                                   Trade / BREED SRS                      31.37
12/7/99           555794              Compound Technologies                  Trade / BREED SRS                   5,925.10
12/7/99           555795              Computer Sales International           Trade / BREED SRS                  24,668.00
12/7/99           555796              Corporate Express,                     Trade / BREED SRS                      24.87
12/7/99           555797              D&M Quality Professionals              Trade / BREED SRS                  1 .996.00
12/7/99           555798              Detroit Tubular Rive                   Trade / BREED SRS                     460.53
12/7/99           555601              Dsi Security Service                   Trade / BREED SRS                   6,732.73
12/7/99           555807              El Camino Resources,                   Trade / BREED SRS                   1,487.00
12/7/99           555810              Endura Coatings Inc.                   Trade / BREED SRS                     150.00
12/7/99           555815              Free-Gate Fasteners                    Trade / BREED SRS                   1,119.22
12/7/99           555816              General Labels                         Trade / BREED SRS                   6,743.81
12/7/99           555818              John Gillen Company                    Trade / BREED SRS                  39,000.14
12/7/99           555820              Heritage Tool & Mold                   Trade / BREED SRS                  42,550.00
12/7/99           555821              Higgins Electric Inc                   Trade / BREED SRS                   1,066.10
12/7/99           555822              Information Handling                   Trade / BREED SRS                     315.00
12/7/99           555826              Kern-Liebers Usa Inc                   Trade / BREED SRS                     133.50
12/7/99           555827              Lorenza Company LIc                    Trade / BREED SRS                   1,484.00
12/7/99           555829              Mayco Plastics Inc.                    Trade / BREED SRS                   2,800.00
12/7/99           555831              Micro Source Inc                       Trade / BREED SRS                  10,222.20
12/7/99           555832              Motion Industries                      Trade / BREED SRS                   5,763.96
12/7/99           555834              Oea, Inc.                              Trade / BREED SRS                  21,267.06
12/7/99           555836              Perfection Powder Co                   Trade / BREED SRS                     360.00
12/7/99           555837              Perfection Spring &                    Trade / BREED SRS                     716.45
12/7/99           555841              R & D Screw                            Trade / BREED SRS                     225.00
12/7/99           555843              Resaline, Inc                          Trade / BREED SRS                     157.85
12/7/99           555844              Rio Grande Plastic Products            Trade / BREED SRS                  50,000.00
12/7/99           555847              Roe Stamp                              Trade / BREED SRS                      72.03
12/7/99           555849              Capitol Welding Supp                   Trade / BREED SRS                      73.40
12/7/99           555851              Teknor Apex                            Trade / BREED SRS                  15,751.25
12/7/99           555852              Tennessee Coatings                     Trade / BREED SRS                  12,848.03
12/7/99           555855              Ultraform Industries                   Trade / BREED SRS                   1,224.00
12/7/99           555857              Unique Molded Produc                   Trade / BREED SRS                  72,656.98
12/7/99           555858              Us Wire & Rope                         Trade / BREED SRS                   2,439.00
12/7/99           603300              American Freightways                   Trade / BREED Hamlin                  157.61
12/7/99           603301              Autosplice Inc                         Trade / BREED Hamlin                   35.90
12/7/99                               3D Systems                             Trade / Breed SRS                  13,541.50
12/7/99                               ABN-AMRO/Mexican Disbursement Account  Transfer to Non-Debtor            250,282.42
12/7/99                               ADP Payroll Direct Deposit             Payroll                             9,108.77
12/7/99                               ADP Payroll Direct Deposit             Payroll                            24,495.88
12/7/99                               ADP Payroll Direct Deposit             Payroll                            41,020.92
12/7/99                               Ashland Chemical                       Trade / Breed Lakeland              6,900.00
12/7/99                               Atlantic Research Corp.                Trade / Breed Lakeland            700,000.00
12/7/99                               Avery Dennison                         Trade / Breed Lakeland             25,000.00
12/7/99                               Breed Korea                            Transfer to Non-Debtor             53,500.00
12/7/99                               Camcar Textron                         Trade / Breed Lakeland             11,818.40
12/7/99                               Camcar Textron                         Trade / Breed Lakeland                957.60
12/7/99                               Clariant Masterbatches                 Trade / Breed SRS                   9,366.50
12/7/99                               Dupont                                 Trade / Breed SRS                  40,125.21
12/7/99                               Engineered Plastic Components          Trade / Breed Lakeland             40,368.08
12/7/99                               Equipment for Semiconductors, Inc.     Trade / Breed Lakeland             95,112.50
12/7/99                               Gelco (Breed)                          Travel & Entertainment Funding      5,223.72


Master Account 1299                                               Page 18 of 65

                               Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements The Debtor records these disbursements in the Master account. wherefore, to avoid duplicating these transactions, all disbursements bed the Master Account are shown below.

        Date              Check                                   Description/Reference               Amount
        ----              -----                                   ---------------------               ------
        12/7/99           Gelco (SRS)                             Travel & Entertainment Funding          3,959.54
        12/7/99           Gibbs Wire and Steel Company            Trade/Breed SRS                        15,073.43
        12/7/99           Great West - Medical                    Medical Claim Funding - BREED          42.069 33
        12/7/99           Great West - Medical                    Medical Claim Funding - BREED          32,148.37
        12/7/99           Great West - Medical                    Medical Claim Funding - BSRS              412.49
        12/7/99           Great West - Medical                    Medical Claim Funding - Hamlin             57.50
        12/7/99           Great West - Medical                    Medical Claim Funding - BREED           1,169.97
        12/7/99           HS Technik                              Transferto Non-Debtor                 469,145.28
        12/7/99           Kane Magnetics                          Hamlin - Trade                         16,022.16
        12/7/99           Kantus Corp                             Trade/Breed SRS                       150,000.00
        12/7/99           Nylock Fasteners                        Trade/Breed SRS                         7,024.80
        12/7/99           Payroll Account Funding                 Payroll Check Funding Various         110,777.67
        12/7/99           Pesa Labeling systems                   Trade/Breed Lakeland                      938.00
        12/7/99           Pyrotechnic Specialities                Trade/Breed Lakeland                   20,327.40
        12/7/99           Transfer to Investment Account          Transfer to Debtor Account          2,600,000.00
        12/7/99           Transfer to Investment Account          Transfer of Interest Income             2,532.07
        12/7/99           Wauconda Tool Engineering               Trade/Breed Lakeland                   17,5C0.00
        12/7/99           Yazaki North America                    Trade/Breed Lakeland                   15,105.00
        12/7/99           Yazaki North America                    Trade/Breed Lakeland                   12,414.75
        12/8/99    13269  Innovative Tool                         Trade/BREED-Lakeland                     21 8.81
        12/8/99    13270  Innovative Tool                         Trade/BREED-Lakeland                      429.93
        12/8/99    13271  Aa Electric                             Trade/BREED-Lakeland                     651 .58
        12/8/99    13272  Air Liquide                             Trade/BREED-Lakeland                    1,007.00
        12/8/99    13273  Applied Industrial Technology           Trade/BREED-Lakeland                    5,000.00
        12/8/99    13274  Ashland Chemical                        Trade/BREED-Lakeland                  100,000.00
        12/8/99    13275  Bradford Industries                     Trade/BREED-Lakeland                  132,329.74
        12/8/99    13276  Butterworth                             Trade/BREED-Lakeland                       61.40
        12/8/99    13277  Epic Resin                              Trade/BREED-Lakeland                    2,634.20
        12/8/99    13278  Ford Standards Desk                     Trade/BREED-Lakeland                    2,184.00
        12/8/99    13279  Gateway 2000                            Trade/BREED-Lakeland                    5,250.00
        12/8/99    13280  Glen Johnson Air Conditioning Intl      Trade/BREED-Lakeland                      399.04
        12/8/99    13281  Industrial Medicine Center              Trade/BREED-Lakeland                    2,032.00
        12/8/99    13282  Polk Tractor                            Trade/BREED-Lakeland                      762.20
        12/8/99    13283  Romac International                     Trade/BREED-Lakeland                      948.75
        12/8/99    13284  Roylco                                  Trade/BREED-Lakeland                      230.00
        12/8/99    13285  Transamerica Insurance                  Trade/BREED-Lakeland                  166,822.37
        12/8/99    13286  Van Valkenburg, Polly                   Trade/BREED-Lakeland                      900.00
        12/8/99    13287  Venture                                 Trade/BREED-Lakeland                   68,675.75
        12/8/99    13288  Century Fasteners                       Trade/BREED-Lakeland                   40,000.00
        12/8/99    22156  Regency Plastics, Inc.                  Trade/BREED SRS                       200,000.00
        12/8/99    22157  Hamlin Tool & Machine                   Trade/BREED SRS                       689,518.37
        12/8/99    22158  Chicago Fineblanking                    Trade/BREED SRS                       350,000.00
        12/8/99    22159  Xpedx                                   Trade/BREED SRS                         4,553.32
        12/8/99    22160  Integrated Mfg & Dis                    Trade/BREED SRS                       208,755.19
        12/8/99    22161  Catalina Components, Inc.               Trade/BREED SRS                         9,010.00
        12/8/99   555862  Alabama Power                           Trade/BREED SRS                        37,009.58
        12/8/99   555863  All City Heating & A                    Trade/BREED SRS                           542.00
        12/8/99   555866  American Components                     Trade/BREED SRS                           222.75
        12/8/99   555867  Ameritech                               Trade/BREED SRS                         3,879.36
        12/8/99   555868  Arbill Glove & Safety Prod              Trade/BREED SRS                          1 50.00
        12/8/99   555869  Arch Communications                     Trade/BREED SRS                           851.89
        12/8/99   555870  Aristocrat Stamping                     Trade/BREED SRS                        33,867.50
        12/8/99   555871  Aristocrat Stamping                     Trade/BREED SRS                       33,1 17.50
        12/8/99   555872  Aristocrat Stamping                     Trade/BREED SRS                        14,942.50
        12/8/99   555873  Aristocrat Stamping                     Trade/BREED SRS                         4,515.00
        12/8/99   555875  Aristocrat Stamping                     Trade/BREED SRS                         4,065.00
        12/8/99   555876  Aristocrat Stamping                     Trade/BREED SRS                         2,037.50
        12/8/99   555877  Aristocrat Stamping                     Trade/BREED SRS                         1,170.00

Master Account 1 299                                              Page 1 9 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

  Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

 Date    Check     Name                             Description/Reference                   Amount
 ----    -----     ----                             ---------------------                   ------
12/8/99  555878    Aristocrat Stamping              Trade / BREED SRS                       1,125.00
12/8/99  555879    Aristocrat Stamping              Trade / BREED SRS                       1,125.00
12/8/99  555881    Automatic Spring Pro             Trade / BREED SRS                       2,643.20
12/8/99  555882    Bell South                       Trade / BREED SRS                         212.00
12/8/99  555883    Bergen Cable Technology, Inc     Trade / BREED SRS                       6,440.00
12/8/99  555884    Berns Landscaping Svcs, Inc.     Trade / BREED SRS                         155.00
12/8/99  555887    Christenberry Trucki             Trade / BREED SRS                       5,929.00
12/8/99  555888    Citicorp Del-Lease, Inc.         Trade / BREED SRS                       2,314.34
12/8/99  555889    City Of Sterling Hei             Trade / BREED SRS                         912.82
12/8/99  555890    Corporate Express, I             Trade / BREED SRS                         534.42
12/8/99  555892    Customer Service Electric        Trade / BREED SRS                       2,351.58
12/8/99  555894    Duromatic                        Trade / BREED SRS                         390.00
12/8/99  555898    El Paso Industrial Supplies      Trade / BREED SRS                       4,669.76
12/8/99  555901    Fin Clair Corporatio             Trade / BREED SRS                       2,646.50
12/8/99  555903    Fortress Forms, Inc              Trade / BREED SRS                      32,956.29
12/8/99  555904    Free-Gate Fasteners              Trade / BREED SRS                       1,184.00
12/8/99  555906    John Gillen Company              Trade / BREED SRS                       1,170.38
12/8/99  555907    Goodrich Consulting              Trade / BREED SRS                       2,920.00
12/8/99  555908    Green Machine Janito             Trade / BREED SRS                       2,920.50
12/8/99  555910    Greenwood Mills Inc              Trade / BREED SRS                       2,000.00
12/8/99  555911    H & L Tool                       Trade / BREED SRS                       2,113.14
12/8/99  555912    H.L. Yoh Company LIc             Trade / BREED SRS                       3,150.84
12/8/99  555916    Industrial Tool & Su             Trade / BREED SRS                       3,571.69
12/8/99  555918    Ken Brubaker                     Trade / BREED SRS                       3,000.00
12/8/99  555920    Lucent Technologies              Trade / BREED SRS                         396.50
12/8/99  555924    Motion Industries                Trade / BREED SRS                       1,761.70
12/8/99  555925    Msx International In             Trade / BREED SRS                      12,782.01
12/8/99  555926    National Calibration Lab.        Trade / BREED SRS                         217.00
12/8/99  555929    Omega Engineering In             Trade / BREED SRS                         218.95
12/8/99  555931    Paulo Products Compa             Trade / BREED SRS                       1,9S0.00
12/8/99  555932    Pesa Labeling System             Trade / BREED SRS                       2,677.80
12/8/99  555934    Picanol Of America               Trade / BREED SRS                       1,542.11
12/8/99  555935    Ppg Industries                   Trade / BREED SRS                       5,832.00
12/8/99  555939    Proto Gage Tool & Die, Inc.      Trade / BREED SRS                       3,800.00
12/8/99  555940    Proto Gage Tool & Die, Inc.      Trade / BREED SRS                       3,800.00
12/8/99  555942    Rb&W Corporation                 Trade / BREED SRS                       1,053.60
12/8/99  555943    Redi Packaging                   Trade / BREED SRS                         444.00
12/8/99  555946    South West Frontier Dist.        Trade / BREED SRS                       7,035.92
12/8/99  555947    State Of Michigan                Trade / BREED SRS                         697.00
12/8/99  555948    Teleconnect                      Trade / BREED SRS                       4,535.68
12/8/99  555949    Tennessee Coatings               Trade / BREED SRS                       2,955.40
12/8/99  555951    United Shoe Machinery Co.        Trade / BREED SRS                       1,120.00
12/8/99  555952    Valley nd. Shipping Supply       Trade / BREED SRS                         163.80
12/8/99  603302    Great-West                       Trade / BREED Hamlin                   32,260.21
12/8/99  603303    M & M Office Interiors           Trade / BREED Hamlin                   18,061.17
12/8/99  603304    PD. George                       Trade / BREED Hamlin                    4,022.25
12/8/99  603305    Hydrite Chemical Co              Trade / BREED Hamlin                    5,492.00
12/8/99  603306    Airgas Lyons, Inc.               Trade / BREED Hamlin                      339.67
12/8/99  603307    United States Postal Service     Trade / BREED Hamlin                      800.00
12/8/99  603308    Technic Inc                      Trade / BREED Hamlin                      177.52
12/8/99            3M                               Trade / BREED  SRS                     12,211.26
12/8/99            Alliance Trucking Inc.           Trade / BREED Lakeland                    650.00
12/8/99            AlliedSignal                     Trade / BREED SRS                     783,451.00
12/8/99            Allied Signal                    Trade / BREED SRS                     116,276.33
12/8/99            Ampex Federal Credit Union       SRS  Payroll Tax                        1,349.00
12/8/99            Ceridian Payroll Direct Deposit  Payroll                                21,200.51
12/8/99            Eaton Corporation                Trade / BREED SRS                      55,400.00
12/8/99            Gelco (Breed)                    Travel and Entertainnment Funding       3,949.37
12/8/99
12/8/99

Master Account 1299                                                Page 20 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999
Note: The Debtors Mister Account is bed to various Zero-Balance Accounts, which fund disbursements. The Debthr records these disbursements ,n the Master account, wherefore, to avoid duplicating these transactions, all disbursements bed to the Master Account are shown below.

    Date          Check       Name                                 Description/Reference                    Amount
    ----          -----       ----                                 ------------------------------           ------
12/8/99                       Gelco (SRS) .                        Travel & Entertainment Funding          3,488.38
12/8/99                       HodeIl-Natco                         Trade / Breed SRS                         172.80
1/28/99                       Illbruck                             Trade / Breed SRS                     100,000.00
12/8/99                       OrnI Federal Credit Union            SRS Payroll Tax                         8,752.08
12/8/99                       Payroll Account Funding              Payroll Check Funding Various         75,41 9.02
12/8/99                       Sherwin Williams                     Trade / Breed Lakeland                 30,000.00
12/8/99                       Siemens                              Trade / Breed Lakeland                 72,804.60
12/8/99                       Transfer to Investment Account       Transfer to Debtor Account          3.260,000.00
12/8/99                       Transfer to Investment Account       Transfer of Interest Income             2,995.95
12/8/99                       TRW - Electronics                    Trade / Breed Lakeland                100,000.00
12/8/99                       TRW - Steering Wheel                 Trade / Breed Lakeland                 50,000.00
12/9/99            13289      Automatic Data Processing            Trade / BREED-Lakeland                    271.92
12/9/99            13290      Copper & Brass Sales Inc             Trade / BREED-Lakeland                     90.10
12/9/99            13291      Newark Electronics/Fl                Trade / BREED-Lakeland                     48.38
12/9/99            13292      Venture                              Trade / BREED-Lakeland                 13,182.11
12/9/99            13293      Void
12/9/99            13294      Kershaw lndustrial                   Trade / BREED-Lakeland                  2,516.56
12/9/99            13295      Void
12/9/99            13296      Dean, Christopher V                  Trade / BREED-Lakeland                 17,380.3S
12/9/99            13297      National Serv-All                    Trade / BREED-Lakeland                  1,452.24
12/9/99            13298      Venture                              Trade / BREED-Lakeland                  9,876.96
12/9/99            22162      Ups Customhouse Brok                 Trade / BREED SRS                          57.25
12/9/99            22163      Catalina Components, Inc.            Trade / BREED SRS                      13,760.00
12/9/99            22164      Nedwick Steel Company                Trade / BREED SRS                     1S0,000.00
12/9/99            22165      Epic Components                      Trade / BREED SRS                     300,000.00
12/9/99            22166      Packaging Services Of Tn             Trade / BREED SRS                      18,000.00
12/9/99            22167      Central Freight Line                 Trade / BREED SRS                         126.95
1/29/99           555955      Actwu Southern RegI.                 Trade / BREED SRS                       1,232.57
12/9/99           555956      Allied Electronics,                  Trade / BREED SRS                         192.10
12/9/99           555959      Anchor Tool & Die Co                 Trade / BREED SRS                      22,824.20
1/2/999           555962      Atlas Sewing Parts                   Trade / BREED SRS                         779.22
1/29/99           555963      Automatic Spring Pro                 Trade / BREED SRS                       9,610.34
1/29/99           555965      Barrera Supply Compa                 Trade / BREED SRS                         654.50
1/29/99           555966      Bell South                           Trade / BREED SRS                         599.54
1/29/99           555967      Betz Dearborn, Inc.                  Trade / BREED SRS                         348.00
1/29/99           555968      James A. Carroll                     Trade / BREED SRS                         236.25
1/29/99           555969      Bowman Distribution                  Trade / BREED SRS                          43.11
1/29/99           555970      Bradford Industries                  Trade / BREED SRS                      84,719.86
1/29/99           555971      T. A. Caid Industrie                 Trade / BREED SRS                         810.00
1/29/99           555972      Camcar Textron                       Trade / BREED SRS                      13,218.24
1/29/99           555977      Central Child Support                Trade / BREED SRS                       1,037.34
1/29/99           555978      Central Kentucky Pro                 Trade / BREED SRS                      10,178.23
1/29/99           555980      Christenberry Trucki                 Trade / BREED SRS                       7,252.00
1/29/99           555981      Cintas Corporation                   Trade / BREED SRS                         267.13
1/29/99           555984      Corporate Express                    Trade / BREED SRS                         387.88
1/29/99           555985      Curbell, Inc                         Trade / BREED SRS                         104.90
1/29/99           555986      Customer Service Electric            Trade / BREED SRS                         207.85
1/29/99           555992      Dudek And Bock Sprin                 Trade / BREED SRS                       1,376.25
1/29/99           555997      El Paso Industrial Supplies          Trade / BREED SRS                       6,840.01
1/29/99           556001      Fin Clair Corporatio                 Trade / BREED SRS                      13,240.21
1/29/99           556004      Fortress Forms, Inc                  Trade / BREED SRS                       6,332.67
1/29/99           556005      Free-Gate Fasteners                  Trade / BREED SRS                         224.00
1/29/99           556006      General Labels                       Trade / BREED SRS                       1,83S.70
1/29/99           556007      John Gillen Company                  Trade / BREED SRS                       1,206.70
1/29/99           556008      Greer Steel                          Trade / BREED SRS                         456.97
1/29/99           556010      Header Products                      Trade / BREED SRS                      20,908.23
1/29/99           556013      Holston Gases Inc.                   Trade / BREED SRS                         241.43
1/29/99           556015      Industrial Sewing Machines           Trade / BREED SRS                      12,944.55

Master Account 1299                                               Page 21 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999
Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements n the Master account, wherefore, to avoid duplicating these transactions, ail disbursements bed to the Master Account are shown below.

   Date       Check                Name                 Description/Reference         Amount
   -----      -----                ----                 ---------------------         --------

12/9/99       556017  Industrial Technology Supply      Trade / BREED SRS                 1 .269.08
12/9/99       556019  Kern-Liebers Usa Inc              Trade / BREED SRS                   1 33.50
12/9/99       556021  King Industrial                   Trade! BREED SRS                   2,374.75
12/9/99       556022  Knox County 4Th Circuit Ct.       Trade / BREED SRS                   1 17.60
12/9/99       556023  Knox County Juvenile Court        Trade / BREED SRS                    108.61
12/9/99       556024  C.B. Lay Customs Bro              Trade / BREED SRS                  5,515.2S
12/9/99       556025  Lee Electric                      Trade / BREED SRS                 2.571 .63
12/9/99       556027  Mac Converting                    Trade / BREED SRS                  4,243.11
12/9/99       556029  Manpower Temporary S              Trade / BREED SRS                  9,850,43
12/9/99       556030  Markanthony King                  Trade I BREED SRS                    17S.00
12/9/99       556031  Mcmaster Carr Supply              Trade / BREED SRS                  1,369.56
12/9/99       556042  Peden Textile Equipment           Trade / BREED SRS                    677.52
12/9/99       556044  Perfection Spring &               Trade / BREED SRS                  1,826.00
12/9/99       556045  Peterson Manufacturi              Trade / BREED SRS                  1,259.41
12/9/99       556046  Polymer Service Corp              Trade / BREED SRS                1 2,474.00
12/9/99       556047  Ppg-Chemfil Corp                  Trade / BREED SRS                     90.00
12/9/99       556049  Premier Refreshment               Trade! BREED SRS                   1,588.14
12/9/99       556051  Progressive Stamping              Trade/BREED SRS                    1,101.60
12/9/99       556053  Purchased Parts Grou              Trade/BREEDSRS                       966.00
12/9/99       556058  Spartan Chemical, Inc.            Trade / BREED SRS                 27,636.00
12/9/99       556060  Taumel Assembly Syst              Trade / BREED SRS               1 10,760.00
12/9/99       556061  Tennessee Coatings                Trade / BREED SRS                  2,535.60
12/9/99       556064  Tristar                           Trade / BREED SRS                    682.30
12/9/99       556065  U.S. Department Of Education      Trade / BREED SRS                     90.21
12/9/99       556067  Ultraform Industries              Trade / BREED SRS                  3,729.60
12/9/99       556068  Unique Molded Produc              Trade/ BREED SRS                  22,619.15
12/9/99       556069  United Way Of Greater Knox        Trade / BREED SRS                     76.32
12/9/99       556070  Us Bancruptcy Court / Chpt1 3     Trade / BREED SRS                  1 551.75
12/9/99       556071  Valley Ind. Shipping Supply       Trade / BREED SRS                    636.00
12/9/99       556072  Venture Industries                Trade I BREED SRS                    435.20
12/9/99       556074  Xpedx                             Trade I BREED SRS                    220.80
12/9/99       603309  Xpedx                             Trade / BREED Hamlin                 199.20
12/9/99       603310  American Freightways              Trade! BREED Hamlin                  522.19
12/9/99       603311  Madison Freight Systems Inc       Trade / BREED Hamlin                  35.00
12/9/99       603312  Burlington Air Express            Trade I BREED Hamlin                 290.15
12/9/99       603313  Enthone Inc.                      Trade / BREED Hamlin                  88.80
12/9/99               Acabados Ideal                    Trade I Breed Lakeland            25,000.00
12/9/99               Aegis Technologies                Trade / Breed Lakeland            50,771.50
12/9/99               Atlantic Research Corp.           Trade / Breed Lakeland           700,000.00
12/9/99               BTI                               Employee Contribution             18,156.44
12/9/99               BTI                               Loan                               4,371.18
12/9/99               BTI                               Match                              6,329.97
12/9/99               Camcar Textron                    Trade / Breed SRS                  6,291.25
12/9/99               Cavalli                           Trade / Breed Lakeland           20,31 1.20
12/9/99               Ceridian Payroll Direct Deposit   Payroll                          52,051 .07
12/9/99               CTC Engineering                   Trade / Breed Lakeland            50,000.00
12/9/99               Cuinba                            Trade / Breed Lakeland          229,331 .20
12/9/99               Engeihard                         Hamlin Trade                      84,463.80
12/9/99               Findlay Industries                Trade I Breed SRS                 25,000.00
12/9/99               Gelco (Breed)                     Travel & Entertainment Funding     2,752.22
12/9/99               Gelco (SRS)                       Travel & Entertainment Funding     3,747.90
12/9/99               Grupo                             Trade / Breed Lakeland            20,000.00
12/9/99               Payroll Account Funding           Payroll Check Funding Various     43,473.42
12/9/99               PLS                               Trade / Breed Lakeland           882,809.55
12/9/99               Sevran Automation Group           Trade / Breed Lakeland             1,500.00
12/9/99               Teknor Apex                       Trade I Breed Lakeland             31582.87
12/9/99               Transfer to Investment Account    Transfer of Interest Income        2,590.04
12/9/99               Weiss-Aug                         Trade / Breed Lakeland            65,571.94

            Master Account 1 299       Page 22 of 65

                              Cash Disbursements
                  Bank of America Master Account #81889-10116
                              December 1-31, 1999
Note: The Debtors Master Account is bed to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account. wherefore, to avoid dupiicating these transactions, all disbursements bed to the Master Account are shown below.

  Date           Check      Name                                  Description/Reference          Amount
  ----           -----      ----                                  ----------------------         ------
12/10/99         13299      Action Welding Supply, Inc.           Trade / BREED-Lakeland         315.88
12/10/99         13300      American Heritage Life Insurance      Trade / BREED-Lakeland       1,266.60
12/10/99         13301      Buehler, Ltd.                         Trade / BREED-Lakeland         393.48
12/10/99         13302      Carpenter Technology Corp / Tx        Trade / BREED-Lakeland      35,825.30
12/10/99         13303      Festo Corp.                           Trade / BREED-Lakeland          54.46
12/10/99         13304      Fred Pryor                            Trade / BREED-Lakeland         596.00
12/10/99         13305      Gte Florida                           Trade / BREED-Lakeland          89.35
12/10/99         13306      Jae Electronics                       Trade / BREED-Lakeland       4,000.00
12/10/99         13307      John Deere Health Plan Inc            Trade / BREED-Lakeland     149,893.06
12/10/99         13308      Rb & W Metal Forming Division         Trade / BREED-Lakeland      45,086.16
12/10/99         13309      Absopure                              Trade / BREED-Lakeland        1 1S.S0
12/10/99         13310      Acs Industries, Inc.                  Trade / BREED-Lakeland      54,780.23
12/10/99         13311      Advanced Control Solutions            Trade / BREED-Lakeland         288.C0
12/10/99         13312      Aerotek, Inc.                         Trade / BREED-Lakeland       3,710.00
12/10/99         13313      Alcatel Vacuum Prod                   Trade / BREED-Lakeland       2,276.88
12/10/99         13314      American Components Inc               Trade / BREED-Lakeland         929.88
12/10/99         13315      American Electro Prcducts             Trade / BREED-Lakeland       2,674.65
12/10/99         13316      Amp, Inc.                             Trade / BREED-Lakeland       4,265.84
12/10/99         13317      Arrow Electrcnics Inc                 Trade / BREED-Lakeland       1,891.23
12/10/99         13318      Autoliv Asp Inc                       Trade / BREED-Lakeland      74,340.C0
12/10/99         13319      Automatic Data Processing             Trade / BREED-Lakeland      1 .877.00
12/10/99         13320      Automatic Spring Prod.                Trade / BREED-Lakeland         310.00
12/10/99         13321      Bell Atlantic                         Trade / BREED-Lakeland         147.52
12\10/99         13322      Bell Atlantic - Nj                    Trade / BREED-Lakeland         385.36
12/10/99         13323      Void                                  ,
12/10/99         13324      Bohne Spring Ind.Ltd.                 Trade / BREED-Lakeland       4,592.21
12/10/99         13325      Bridgestone Apm Co                    Trade / BREED-Lakeland      15,880.00
12/10/99         13326      Browning Ferris                       Trade / BREED-Lakeland         508.63
12/10/99         13327      Browning Ferris                       Trade / BREED-Lakeland          68.94
12/10/99         13328      Browning Ferris                       Trade / BREED-Lakeland          66.00
12/10/99         13329      Camcar-Textron                        Trade / BREED-Lakeland      12,890.81
12/10/99         13330      Carborundum Co.                       Trade / BREED-Lakeland       3,500.00
12/10/99         13331      Cintas Corporation                    Trade / BREED-Lakeland       1 261.58
12/10/99         13332      Citrus Club                           Trade / BREED-Lakeland         115.37
12/10/99         13333      Consolidated Plastics Company         Trade / BREED-Lakeland         276.35
12/10/99         13334      Copper State Bolt Co                  Trade / BREED-Lakeland         409.60
12/10/99         13335      Covington Box                         Trade / BREED-Lakeland       1,724.80
12/10/99         13336      Delco Electronics                     Trade / BREED-Lakeland     250,520.68
12/10/99         13337      Delphi Packard                        Trade / BREED-Lakeland       5,472.00
12/10/99         13338      Dexter Auto. Materials                Trade / BREED-Lakeland      16,405.20
12/10/99         13339      Dexter Safety & Industrial Products   Trade / BREED-Lakeland       1,896.80
12/10/99         13340      Void
12/10/99         13341      Dsi Sewing Machine Supplies           Trade / BREED-Lakeland       4,893.21
12/10/99         13342      Dukane Corporation                    Trade / BREED-Lakeland       1,242.25
12/10/99         13343      Ellsworth Adhesives Systems           Trade / BREED-Lakeland       2,100.20
12/10/99         13344      Void
12/10/99         13345      Free Gate Fasteners                   Trade / BREED-Lakeland       1,470.00
12/10/99         13346      Ge Information Services               Trade / BREED-Lakeland         100.00
12/10/99         13347      Genesis Molding                       Trade / BREED-Lakeland       2,214.00
12/10/99         13348      Goshen Rubber Co                      Trade / BREED-Lakeland       2,514.00
12/10/99         13349      Grand Traverse Stamping               Trade / BREED-Lakeland       3,045.00
12/10/99         13350      Grasslands Golf & Country Club        Trade / BREED-Lakeland         201.40
12/10/99         13351      Great Lakes Waste Svcs.               Trade / BREED-Lakeland         163.68
12/10/99         13352      Guang Hong                            Trade / BREED-Lakeland       3,200.00
12/10/99         13353      Hal (Howard-Ayusa)                    Trade / BREED-Lakeland       8,137.91
12/10/99         13354      Hyland Machine Co                     Trade / BREED-Lakeland         156.22
12110/99         13355      Kelly Services, Inc.(FI)              Trade / BREED-Lakeland       1 357.13
12/10/99         13356      Manpower Temporary Services Tx        Trade / BREED-Lakeland       3,850.08

Master Account 1299                                                Page 23 of 65

                               Cash Disbursements
                  Bank of America Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is bed to various Zero-Balance Accounts, which fund disbursersements, The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transacbons, all disbursements bed to the Master Account are shown below.

          Date    Check  Name                                     Description/Reference    Amount
          ----    -----  ----                                     ---------------------    ------
        12/10/99  13357  Mci Telecommunications                   Trade/BREED-Lakeland      65,602.53
        12/10/99  13358  Msc                                      Trade/BREED-Lakeland         912.28
        12/10/99  13359  National Serv-AII                        Trade/BREED-Lakeland          20.00
        12/10/99  13360  Northern Indiana Fuel & Light            Trade/BREED-Lakeland      24,815.84
        12/10/99  13361  Powell Scale Company                     Trade/BREED-Lakeland         211.09
        12/10/99  13362  Power Generation Tech.                   Trade/BREED-Lakeland         400.00
        12/10/99  13363  Quantachrome Corp                        Trade/BREED-Lakeland       2,19S.00
        12/10/99  13364  Reliable Analysis                        Trade/BREED-Lakeland       2,271.00
        12/10/99  13365  Remedy Intelligent Staffing              Trade/BREED-Lakeland       8,961.75
        12/10/99  13366  Rita Temporaries                         Trade/BREED-Lakeland       5,406.15
        12/10/99  13367  Romac International                      Trade/BREED-Lakeland       1,320.00
        12/10/99  13368  Romac International                      Trade/BREED-Lakeland      33,005.75
        12/10/99  13369  Scandia Plastics. Inc                    Trade/BREED-Lakeland         595.00
        12/10/99  13370  Shell Oil Company                        Trade/BREED-Lakeland       2,379.12
        12/10/99  13371  Sigma Systems Inc                        Trade/BREED-Lakeland       6,003.00
        12/10/99  13372  Signature Associates                     Trade/BREED-Lakeland       2,658.00
        12/10/99  13373  Sofanou Inc                              Trade/BREED-Lakeland         355.80
        12/10/99  13374  Softek                                   Trade/BREED-Lakeland         750.00
        12/10/99  13375  Southern Union Gas                       Trade/BREED-Lakeland         255.75
        12/10/99  13376  Southwestern Bell                        Trade/BREED-Lakeland         281.57
        12/10/99  13377  Spectrum Solutions                       Trade/BREED-Lakeland       1,488.00
        12/10/99  13378  Sprint Pcs                               Trade/BREED-Lakeland         305.57
        12/10/99  13379  Sterling Commerce                        Trade/BREED-Lakeland          12.95
        12/10/99  13380  Super View                               Trade/BREED-Lakeland          28.51
        12/10/99  13381  Syntel                                   Trade/BREED-Lakeland       6,916.00
        12/10/99  13382  Technical & Scientific Application       Trade/BREED-Lakeland       4,500.00
        12/10/99  13383  The Bailey Company                       Trade/BREED-Lakeland         134.28
        12/10/99  13384  Trinary Systems Inc                      Trade/BREED-Lakeland       8,164.40
        12/10/99  13385  Lear Corporation                         Trade/BREED-Lakeland       7,637.20
        12/10/99  13386  Weeks, Clyde 0.                          Trade/BREED-Lakeland         500.00
        12/10/99  13387  Xerox                                    Trade/BREED-Lakeland       2,449.63
        12/10/99  13388  Xpedx ! Zellerbach                       Trade/BREED-Lakeland         632.30
        12/11099  13389  St. Petersburg Steel                     Trade/BREED-Lakeland         976.81
        12/10/99  13390  Newark Electronics/Fl                    Trade/BREED-Lakeland          35.64
        12/10/99  13391  Roadway Express Inc.                     Trade/BREED-Lakeland          75.37
        12/10/99  13392  Void                                                                     -
        12/10/99  13393  Advanced Elastomer System                Trade/BREED-Lakeland       1,309.18
        12/10/99  13394  Air Filter Co.                           Trade/BREED-Lakeland       4,000.00
        12/10/99  13395  Bernies Photo                            Trade/BREED-Lakeland         397.98
        12/10/99  13396  Carden Industrial Group                  Trade/BREED-Lakeland       1,385.00
        12/10/99  13397  Cellucap ! Melco Mfg.                    Trade/BREED-Lakeland         305.00
        12/10/99  13398  Chemco Electric                          Trade/BREED-Lakeland       5,684.11
        12/10/99  13399  Davis Instruments                        Trade/BREED-Lakeland         573.50
        12/10/99  13400  Esec, Inc.                               Trade/BREED-Lakeland      11,818.00
        12/10/99  13401  Figley Die                               Trade/BREED-Lakeland         622.05
        12/10/99  13402  Gaiser Tool Company                      Trade/BREED-Lakeland          84.50
        12/10/99  13403  Gibbs Die Casting Aluminum               Trade/BREED-Lakeland     116,900.00
        12/10/99  13404  Global Engineering Documents             Trade/BREED-Lakeland          83.76
        12/10/99  13405  Hasco Components                         Trade/BREED-Lakeland      92,300.00
        12/10/99  13406  Hisco Tx.                                Trade/BREED-Lakeland       4,251.50
        12/10/99  13407  Hyland Machine Co                        Trade/BREED-Lakeland      42,273.81
        12/10/99  13408  Industrial Technology Supply             Trade/BREED-Lakeland         696.60
        12/10/99  13409  Lawler Cam & Tool                        Trade/BREED-Lakeland         510.00
        12/10/99  13410  Lifetime Industries Inc                  Trade/BREED-Lakeland         680.28
        12/10/99  13411  Lydall Inc.                              Trade/BREED-Lakeland         350.00
        12/10/99  13412  Void                                                                     -
        12/10/99  13413  Markem                                   Trade/BREED-Lakeland         706.00
        12/10/99  13414  Mayco Plastics Inc                       Trade/BREED-Lakeland     120,000.00


Master Account 1299                                                Page 24 of 65

                               Cash Disbursements
                  Bank of America Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

    Date            Check     Name                                    Description/Reference               Amount
    ----            -----     ----                                    ---------------------               ------
  12/10/99          13415     Keith Napier                            Trade / BREED-Lakeland            4,991.25
  12/10/99          13416     National 0-Ring                         Trade / BREED-Lakeland           20,000.00
  12/10/99          13417     Newark Electronics/FI                   Trade / BREED-Lakeland              309.94
  12/10/99          13418     Ninety-Nine Services                    Trade / BREED-Lakeland            7,224.48
  12/10/99          13419     Northern Diecast Corp                   Trade / BREED-Lakeland           46,395.90
  12/10/99          13420     Oil Patch Fuel And Supply Inc.          Trade / BREED-Lakeland            1,310.10
  12/10/99          13421     P & R Fasteners                         Trade / BREED-Lakeland              491.40
  12/10/99          13422     Perkin Elmer (Ct)**                     Trade / BREED-Lakeland              374.80
  12/10/99          13423     Perkin Elmer Llc                        Trade / BREED-Lakeland              780.25
  12/10/99          13424     Pesa Labeling Systems                   Trade / BREED-Lakeland            1,794.00
  12/10/99          13425     Void                                                                             -
  12/10/99          13426     Pro Rad. Inc                            Trade / BREED-Lakeland           15,390.00
  12/10/99          13427     Seltek Co.                              Trade / BREED-Lakeland              906.85
  12/10/99          13428     Sigma Systems Inc                       Trade / BREED-Lakeland            3,312.00
  12/10/99          13429     Specialty Technical Publishers          Trade / BREED-Lakeland              490.00
  12/10/99          13430     Stan Weaver & Company                   Trade / BREED-Lakeland            5,062.56
  12/10/99          13431     Storage Solution Inc.                   Trade / BREED-Lakeland            5,877.16
  12/10/99          13432     Stresau Laboratory, Inc.                Trade / BREED-Lakeland           48,600.00
  I2/10/99          13433     Syntel                                  Trade / BREED-Lakeland            6,344.00
  12/10/99          13434     Giovanni Magistrali                     Trade / BREED-Lakeland           27,830.00
  12/10/99          13435     Giovanni Magistrali                     Trade / BREED-Lakeland           26,565.00
  12/10/99          13436     Work Loss Management, Inc.              Trade / BREED-Lakeland            1,050.00
  12/10/99          13437     Conney Safety Products                  Trade / BREED-Lakeland               93.15
  12/10/99          13438     Engel                                   Trade / BREED-Lakeland            3,335.10
  12/10/99          13439     Mcallen Bolt & Screw                    Trade / BREED-Lakeland            1,232.00
  12/10/99          13440     Precise Motion And Control              Trade / BREED-Lakeland              253.06
  12/10/99          13441     Stevens Company, Inc.                   Trade / BREED-Lakeland           20,299.36
  12/10/99          13442     U.S. Customs Service                    Trade / BREED-Lakeland               52.58
  12/10/99          13443     V. Alexander Co.                        Trade / BREED-Lakeland              120.00
  12/10/99          13444     Valleys Solvents & Chemicals            Trade / BREED-Lakeland              148.28
  12/10/99          13445     Breiner Co                              Trade / BREED-Lakeland              452.70
  12/10/99          13446     American Compensaton Assoc.             Trade / BREED-Lakeland              144.00
  12/10/99          13447     Bergquist Co                            Trade / BREED-Lakeland            1,967.00
  12/10/99          13448     Void                                                                             -
  12/10/99          13449     Cameron County Int'L Toll               Trade / BREED-Lakeland              115.20
  12/10/99          13450     Central Child Support Receip. Unit      Trade / BREED-Lakeland              343.99
  12/10/99          13451     Compaq Computer Corp                    Trade / BREED-Lakeland           14,840.00
  12/10/99          13452     Educational Credit Mgmt                 Trade / BREED-LakeIand               48.21
  12/10/99          13453     Florida District Export Council         Trade / BREED-Lakeland               20.00
  12/10/99          13454     Void                                                                             -
  12/10/99          13455     Los Cedvos Apartments                   Trade / BREED-Lakeland              430.00
  12/10/99          13456     Monarch Services                        Trade / BREED-Lakeland            4,301.00
  12/10/99          13457     Office Of Chapter 13 Trustee            Trade / BREED-Lakeland              570.20
  12/10/99          13458     Piehl, Diane K.                         Trade / BREED-Lakeland               10.00
  12/10/99          13459     Virtual Group                           Trade / BREED-Lakeland            1,280.00
  12/10/99          13460     Weeks, Clyde 0.                         Trade / BREED-Lakeland              500.00
  12/10/99          13461     Weeks, Linda P                          Trade / BREED-Lakeland              250.00
  12/10/99          13462     American Compensation Assoc.            Trade / BREED-Lakeland              132.00
  12/10/99          13463     Central Child Support Receip. Unit      Trade / BREED-Lakeland               72.69
  12/10/99          22168     Roadway Express, Inc.                   Trade / BREED SRS                    55.85
  12/10/99          22169     Deep South Chrome Polishing             Trade / BREED SRS                   200.00
  12/10/99          22170     New Bedford Thread                      Trade / BREED SRS                 2,941.25
  12/10/99          22171     Dj Incorporated                         Trade / BREED SRS               350,000.00
  12/10/99          22173     Dj Plastics                             Trade / BREED SRS               150,000.00
  12/10/99         556077     American Office Prod                    Trade / BREED SRS                   120.72
  12/10/99         556079     Arbill Glove & Safety Prod              Trade / BREED SRS                    35.50
  12/10/99         556082     Associated Spring                       Trade / BREED SRS                   377.22
  12/10/99         556083     Automatic Spring Pro                    Trade / BREED SRS                 7,123.02

                               Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

  Date                 Check   Name                            Description/Reference          Amount
  ----                 -----   ----                            ---------------------          ------
12/10/99               556084  Bates Fabricating, I            Trade / BREED SRS              780.06
12/10/99               556086  Bradford Industries             Trade / BREED SRS          149,193.66
12/10/99               556087  Bryant Bureau                   Trade / BREED SRS           21,000.00
12/10/99               556088  Burlington Air Expre            Trade / BREED SRS            3,472.91
12/10/99               556089  Camcar Textron                  Trade / BREED SRS              297.45
12/10/99               556090  Camcar Textron                  Trade / BREED SRS              251.45
12/10/99               556091  Camcar Textron                  Trade / BREED SRS            1,800.00
12/10/99               556092  Capitol Reproduction            Trade / BREED SRS              898.20
12/10/99               556093  Certified Tool & Mfg            Trade / BREED SRS            4,671.60
12/10/99               556094  Cherry Electrical Pr            Trade / BREED SRS           92,300.00
12/10/99               556095  Cherry Electrical Pr            Trade / BREED SRS           86,000.00
12/10/99               556097  Ciba-Geigy                      Trade / BREED SRS            3,080.00
12/10/99               556098  Continental Midland,            Trade / BREED SRS           75,000.00
12/10/99               556099  Corporate Express. I            Trade / BREED SRS            1,846.53
12/10/99               556100  Covington Box                   Trade / BREED SRS              324.00
12/10/99               556101  D & G Dyes,Inc.                 Trade / BREED SRS           11,748.00
12/10/99               556102  Dickson Associates              Trade / BREED SRS            4,764.21
12/10/99               556105  Dudek And Bock Sprin            Trade / BREED SRS            3,768.40
12/10/99               556106  Kamax - G B Dupont              Trade / BREED SRS              252.00
I2/10/99               556108  Dura Cast Incorporat            Trade / BREED SRS              700.00
12/10/99               556109  Duromatic                       Trade / BREED SRS            4,905.66
12/10/99               556110  Dynacast Canada Inc.            Trade / BREED SRS           14,939.21
12/10/99               556113  El Paso Industrial Supplies     Trade / BREED SRS            3,607.30
12/10/99               556114  Electrical Insulation Suppl     Trade / BREED SRS              564.60
12/10/99               556116  Epic Components                 Trade / BREED SRS           27,900.00
12/10/99               556118  Epic Components                 Trade / BREED SRS            1,841.00
12/10/99               556119  Evans & Hillebrand,             Trade / BREED SRS              130.00
12/10/99               556120  Ferguson Inc.                   Trade / BREED SRS              849.80
12/10/99               556123  Forsythe Mcarthur               Trade / BREED SRS            4,725.00
12/10/99               556124  Fortress Forms, Inc             Trade / BREED SRS          168,686.37
12/10/99               556125  Free-Gate Fasteners             Trade / BREED SRS              633.77
12/10/99               556126  General Labels                  Trade / BREED SRS              680.00
12/10/99               556128  Gibbs Wire And Steel            Trade / BREED SRS           49,149.90
12/10/99               556129  John Gillen Company             Trade / BREED SRS           34,792.11
12/10/99               556130  Global Technology Assoc Ltd.    Trade / BREED SRS            1,892.70
12/10/99               556131  Greenville Cash & Ca            Trade / BREED SRS               32.24
12/10/99               556132  H & L Tool                      Trade / BREED SRS            4,300.00
12/10/99               556134  Heritage Tool & Mold            Trade / BREED SRS            6,900.00
12/10/99               556136  Horizon Steel Co. Of            Trade / BREED SRS            3,910.00
12/10/99               556137  Jackson Spring & Man            Trade / BREED SRS              668.80
12/10/99               556139  Joseph G. Batzer                Trade / BREED SRS            3,367.92
12/10/99               556140  Joseph W. Lafountain            Trade / BREED SRS            6,892.11
12/10/99               556142  Lear Corp Louisville            Trade / BREED SRS            6,908.00
12/10/99               556144  Manpower Temporary S            Trade / BREED SRS            7,136.44
12/10/99               556145  Mastech                         Trade / BREED SRS           16,044.00
12/10/99               556146  Mcmaster-Carr                   Trade / BREED SRS            1,461.89
12/10/99               556147  Mechatronics, Inc.              Trade / BREED SRS            3,685.00
12/10/99               556148  Michigan Data Supply, Inc.      Trade / BREED SRS            2,803.56
12/10/99               556150  Motion Industries               Trade / BREED SRS              698.15
12/10.99               556151  Manhattan Supply Com            Trade / BREED SRS                8.49
12/10/99               556152  Msx International In            Trade / BREED SRS            2,701.93
12/10/99               556154  New Dimension, Inc.             Trade / BREED SRS            2,189.30
12/10/99               556156  Oea, Inc.                       Trade / BREED SRS           30,923.10
12/10/99               556157  Olson International             Trade / BREED SRS           19,000.00
12/10/99               556158  Packaging Corp. Of A            Trade / BREED SRS            1,716.55
12/10/99               556160  Pax Machine Works, I            Trade / BREED SRS           17,530.65
12/10/99               556161  Penn Engineering & Mfg          Trade / BREED SRS               61.33
12/10/99               556162  Perfection Powder Co            Trade / BREED SRS              288.00

Master Account 1299                                               Page 26 of 65

                               Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements bed to the Master Account are shown below.

  Date            Check      Name                           Description/Reference             Amount
  ----            -----      ----                           --------------------              ------
12/10/99          556163     Perfection Spring &              Trade / BREED SRS               514.20
12/10/99          556164     Pesa Labeling System             Trade / BREED SRS               519.00
12/10/99          556166     Polymer Menschen                 Trade / BREED SRS             1,351.86
12/10/99          556168     Precision Calibration Svcs       Trade / BREED SRS               183.90
12/10/99          556170     Precision lndustries             Trade / BREED SRS            29,825.00
12/10/99          556175     Rb&W Corporation                 Trade / BREED SRS               681.60
12/10/99          556176     Redi Packaging                   Trade / BREED SRS             1,120.20
12/10/99          556177     Ref Alabama, Inc.                Trade / BREED SRS             2,774.00
12/10/99          556179     Reliable Janitorial Service      Trade / BREED SRS             6,275.00
12/10/99          556181     Roe Stamp                        Trade / BREED/SRS                46.27
12/10/99          556182     Sally L. Davidson                Trade / BREED SRS             7,359.92
12/10/99          556183     Citicorp Del-Lease, Inc.         Trade / BREED SRS               987.16
12/10/99          556185     Shannon Campbell                 Trade / BREED SRS             3,717.22
12/10/99          556186     Shearman Pease Scale             Trade / BREED SRS               257.14
I2/10/99          556187     South West Frontier Dist.        Trade / BREED SRS                27.90
12/10/99          556189     Steel Heddle                     Trade / BREED SRS             4,051.79
12/10/99          556190     Steven M. Nadeau                 Trade / BREED SRS             7,029 33
12/10/99          556192     Target Container                 Trade / BREED SRS             2,839.02
12/10/99          556195     Textron Fastening Systems        Trade / BREED SRS             2,100.00
12/10/99          556196     The Box Company                  Trade / BREED SRS               228.00
12/10/99          556198     Tokai Financial Services         Trade / BREED SRS               643.99
12/10/99          556199     Toolmaster                       Trade / BREED SRS                52.75
12/10/99          556201     Tristar                          Trade / BREED SRS             3,384.10
12/10/99          556202     Trw Fastener Divisio             Trade / BREED SRS               490.00
12/10/99          556203     Ultraform Industries             Trade / BREED SRS             2,389.52
12/l0/99          556204     Unigraphics Solutions            Trade / BREED SRS             3,056.04
12/10/99          556206     Unique Molded Produc             Trade / BREED SRS                22.80
12/10/99          556207     U S Postal Service               Trade / BREED SRS             1,000.00
12/10/99          556208     Us Wire & Rope                   Trade / BREED SRS            14,636.00
12/10/99          556210     Vernay Laboratories              Trade / BREED SRS            12,363.28
12/10/99          556211     Vista Hills Car Wash             Trade / BREED SRS                71.60
12/10/99          556212     Water Works And Sewe             Trade / BREED SRS               613.60
12/10/99          556215     Xpedx                            Trade / BREED SRS             3,650.15
12/10/99          603314     Johnson Matthey                  Trade / BREED Hamlin          2,010.00
12/10/99          603315     Madison Freight Systems Inc      Trade / BREED Hamlin             35.00
12/10/99          603316     Price Engineering Co., Inc.      Trade / BREED Hamlin          1,257.02
12/10/99          603317     Unisource Worldwide Inc.         Trade / BREED Hamlin            233.68
12/1O/99          603318     Chapter 2 Inc                    Trade / BREED Hamlin          4,493.00
12/10/99          603319     Hydrite Chemical Co              Trade / BREED Hamlin          1,138.60
12/10/99          603320     Hydrite Chemical Co              Trade / BREED Hamlin            164.13
12/10/99          603321     Void                                                                  -
12/10/99          603322     A-C Supply, Inc.                 Trade / BREED Hamlin            249.00
12/10/99          603323     Action Lock & Security Syste     Trade / BREED Hamlin          1,634.35
12/10/99          603324     Adt Security Services            Trade / BREED Hamlin          1,896.23
12/10/99          603325     Aga Gas Inc.                     Trade / BREED Hamlin            293.92
12/1/099          603326     Aramark Uniform Services         Trade / BREED Hamlin            390.86
12/10/99          603327     Artistic Plating Co              Trade / BREED Hamlin          1,160.84
12/10/99          603328     Associated Spring/Raymond        Trade / BREED Hamlin             88.28
12/10/99          603329     Autosplice                       Trade / BREED Hamlin         26,396.56
12/10/99          603330     Bear Marketing, Inc.             Trade / BREED Hamlin          5,672.74
12/10/99          603331     Bob Dean Inc.                    Trade / BREED Hamlin          5,072.65
12/10/99          603332     Brookfield Chemical Co           Trade / BREED Hamlin          1,221.76
12/10/99          603333     Bud Lincks Iii                   Trade / BREED Hamlin            174.50
12/10/99          603334     Budget Print                     Trade / BREED Hamlin            367.14
12/10/99          603335     Cinderella/Sheps Cleaning        Trade / BREED Hamlin          5,674.55
12/10/99          603336     City Of Lake Mills               Trade / BREED Hamlin         30,008.76
12/10/99          603337     Clark Office Supply Co           Trade / BREED Hamlin            286.77
12/10/99          603338     Clasmann Corp                    Trade / BREED Hamlin          3,371.88

Master Account 1299                                                Page 27 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are show below.

       Date             Check      Name                              Description/Reference           Amount
       ----             -----      ----                              ---------------------           ------
      12/10/99         603339      Coakley, Boyd & Abbett, Inc.      Trade / BREED Hamlin          3,217.85
      12/10/99         603340      Coakley, Boyd & Abbett, Inc.      Trade / BREED Hamlin          3,621.02
      12/10/99         603341      Contact East                      Trade / BREED Hamlin            233.85
      12/10/99         603342      Cpn Corp                          Trade / BREED Hamlin          3,266.00
      12/10/99         603343      Daily Jefferson County Union      Trade / BREED Hamlin            263.88
      12/10/99         603344      Deaken Technical Sales            Trade / BREED Hamlin          2,503.48
      12/10/99         603345      Design Technology Sales           Trade / BREED Hamlin          4,697.19
      12/10/99         603346      Diversified Personnel Servic      Trade / BREED Hamlin          2,640.00
      12/10/99         603347      Donald Sales & Mfg Co             Trade / BREED Hamlin          1,024 13
      12/10/99         603348      Earth Care Window Treatment       Trade / BREED Hamlin            154.50
      12/10/99         603349      Electramark Inc.                  Trade / BREED Hamlin          1,703.28
      12/10/99         603350      Electrostatics Inc                Trade / BREED Hamlin            559.00
      12/10/99         603351      Elkem                             Trade / BREED Hamlin          1,793.87
      12/10/99         603352      Enthone-Omi                       Trade / BREED Hamlin         23,570.06
      12/10/99         603353      Epic Resins-Div Of Epic Corp      Trade / BREED Hamlin             13.00
      12/10/99         603354      Exacto Spring                     Trade / BREED Hamlin          5,482.08
      12/10/99         603355      Falls Packaging                   Trade / BREED Hamlin            168.00
      12/10/99         603356      Fastenal                          Trade / BREED Hamlin             51.48
      12/10/99         603357      Flambeau Micro Co                 Trade / BREED Hamlin         20,268.45
      12/10/99         603358      Fluid Systems Ccmpcnent           Trade / BREED Hamlin             61.93
      12/10/99         603359      Forms Unlimited                   Trade / BREED Hamlin            750.05
      12/10/99         603360      General Wire & Stamping Co        Trade / BREED Hamlin         11,132.00
      12/10/99         603361      Gesswein                          Trade / BREED Hamlin             73.23
      12/10/99         603362      Gordon Flesch Co Inc              Trade / BREED Hamlin            593.93
      12/10/99         603363      Groh Associates                   Trade / BREED Hamlin          6,646.89
      12/10/99         603364      Herlache Industrial               Trade / BREED Hamlin             66.37
      12/10/99         603365      Hoxie Supply Co                   Trade / BREED Hamlin            852.05
      12/10/99         603366      Ideal Crane Rental, Inc.          Trade / BREED Hamlin          1,582.50
      12/10/99         603367      Indigo Elect Ltd                  Trade / BREED Hamlin          2,497.14
      12/10/99         603368      Industrial Elec Wire & Cable      Trade / BREED Hamlin             29.55
      12/10/99         603369      Interntl/Magnaproducts            Trade / BREED Hamlin          4,211.50
      12/10/99         603370      J & L Industrial Supply           Trade / BREED Hamlin            133.34
      12/10/99         603371      Jardine Lawn Care                 Trade / BREED Hamlin            158.25
      12/10/99         603372      L.M. Blacktop, Inc.               Trade / BREED Hamlin          1,480.00
      12/10/99         603373      Leader Printing                   Trade / BREED Hamlin            696.30
      12/10/99         603374      Void                                                                   -
      12/10/99         603375      Manpower                          Trade / BREED Hamlin            300.71
      12/10/99         603376      Markgraf Collection Agency        Trade / BREED Hamlin             25.00
      12/10/99         603377      Master Graphics                   Trade / BREED Hamlin            115.87
      12/10/99         603378      Mci Telecommunications            Trade / BREED Hamlin             40.78
      12/10/99         603379      Mcmaster-Carr Supply Co           Trade / BREED Hamlin            480.52
      12/10/99         603380      Metal Finishing Supply Co.        Trade / BREED Hamlin          1,216.50
      12/10/99         603381      Mexicana De Electronica Ind       Trade / BREED Hamlin          1,243.09
      12/10/99         603382      Milton Propane                    Trade / BREED Hamlin             41.64
      12/10/99         603383      Mongue & Wilt S.C.                Trade / BREED Hamlin             30.00
      12/10/99         603384      Msc Industrial Supply Co          Trade / BREED Hamlin          2,088.33
      12/10/99         603385      Naudain Assoc, Inc.               Trade / BREED Hamlin            921.34
      12/10/99         603386      Naudain South                     Traoe / BREED Hamlin            668.33
      12/10/99         603387      Neff Engineering Of Wi Inc        Trade / BREED Hamlin            395.95
      12/10/99         603388      Norrell                           Trade / BREED Hamlin          1,969.01
      12/10/99         603389      Pioneer Metal Finishing           Trade / BREED Hamlin            433.25
      12/10/99         603390      Power/Mation                      Trade / BREED Hamlin            235.28
      12/10/99         603391      Pridham Electronics               Trade / BREED Hamlin            110.50
      12/10/99         603392      Productivity Wisconsin Inc        Trade / BREED Hamlin             76.03
      12/10/99         603393      Proforma Technigraphics           Trade / BREED Hamlin          3,663.55
      12/10/99         603394      R.K. Sales                        Trade / BREED Hamlin          1,053.21
      12/10/99         603395      Richard J Chiapete                Trade / BREED Hamlin             10.00
      12/10/99         603396      Roi Systems, Inc.                 Trade / BREED Hamlin             87.50

Master Account 1299                                                                       Page 28 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

        Date            Check   Name                                       Description/Reference                 Amount
        ----            -----   ----                                       ---------------------                 ------
        12/10/99        603397  Rush & West                                Trade / BREED Hamlin                3,373.14
        12/10/99        603398  Sales & Engineering Assoc.In               Trade / BREED Hamlin                2,408.64
        12/10/99        603399  Servicemaster                              Trade / BREED Hamlin               11,250.00
        12/10/99        603400  Shadow Fax, Inc.                           Trade / BREED Hamlin                  990.28
        12/10/99        603401  Texport Electronic Sales Co.               Trade / BREED Hamlin                5,283.96
        12/10/99        603402  Times Publishing Company                   Trade / BREED Hamlin                  274.47
        12/10/99        603403  Tsr Wireless-Madison                       Trade / BREED Hamlin                  260.74
        12/10/99        603404  U.S. Plastics Corp.                        Trade / BREED Hamlin                  153.35
        12/10/99        603405  Ufp Technologies-Fce Divisio               Trade / BREED Hamlin                  483.00
        12/10/99        603406  Unidak Ind.Co.,Ltd                         Trade / BREED Hamlin                  180.00
        12/10/99        603407  Vallen Safety Supply                       Trade / BREED Hamlin                   65.24
        12/10/99        603408  Vanessa Rubenbauer                         Trade / BREED Hamlin                  556.87
        12/10/99        603409  Vernexx                                    Trade / BREED Hamlin                2,174.90
        12/10/99        603410  Vwr Scientific Inc                         Trade / BREED Hamlin                1,188.10
        12/10/99        603411  Wallace Electronic Sales. In               Trade / BREED Hamlin                4,455.07
        12/10/99        603412  Werner Electric                            Trade / BREED Hamlin                  197.92
        12/10/99        603413  Westrep                                    Trade / BREED Hamlin                  504.47
        12/10/99        603414  William Chatterton,Trustee                 Trade / BREED Hamlin                   17.00
        12/10/99        603415  Wisconsin Electric Power Co.               Trade / BREED Hamlin                2,924.06
        12/10/99        603416  Wisconsin Sctf                             Trade / BREED Hamlin                  608.66
        12/10/99        603417  Tc Services Inc                            Trade / BREED Hamlin                  222.00
        12/10/99                Associated Bank                            Hamlin - Trade                     20,000.00
        12/10/99                Ceridian Payroll Direct Deposit            Payroll                           660,624.26
        12/10/99                Ceridian Payroll Direct Deposit            Payroll                            93,774.58
        12/10/99                Ceridian Payroll Direct Deposit            Payroll                            92,626.54
        12/10/99                Ceridian Payroll Direct Deposit            Payroll                            74,320.26
        12/10/99                Ceridian Payroll Direct Deposit            Payroll                            52,696.52
        12/10/99                Ceridian Payroll Direct Deposit            Payroll                            52,377.39
        12/10/99                Ceridian Payroll Direct Deposit            Payroll                            21,884.94
        12/10/99                Ceridian Payroll Direct Deposit            Payroll                            19,199.84
        12/10/99                Ceridian Payroll Direct Deposit            Payroll                             4,235.85
        12/10/99                Dayton Steel Service                       Trade / Breed SRS                  42,159.34
        12/10/99                Gelco (Breed)                              Travel & Entertainment Funding      3,723.86
        12/10/99                Gelco (SRS)                                Travel & Entertainment Funding     16,460.48
        12/10/99                Methode                                    Trade / Breed Lakeland            286,625.54
        12/10/99                Nippon Electronics, Inc.                   Hamlin - Trade                    153,760.91
        12/10/99                Pasubio                                    Trade / Breed Lakeland            297,181.79
        12/10/99                Payroll Account Funding                    Payroll Check Funding Various      20,669.07
        12/10/99                Transfer to Investment Account             Transfer of Interest Income         7,795.35
        12/10/99                Trueline, Inc.                             Hamlin - Trade                      5,462.00
        12/10/99                Trueline, inc.                             Trade / Breed Lakeland              3,109.68
        12/10/99                UPS.                                       AP - UPS Bill                      30,433.94
        12/13/99         13464  Chemcentral Corporation                    Trade / BREED-Lakeland                 87.45
        12/13/99         22174  Alro Steel Corporati                       Trade / BREED SRS                     382.48
        12/13/99         22175  Industrial Specialty                       Trade / BREED SRS                   2,875.00
        12/13/99         22177  Safety Kleen Systems, Inc                  Trade / BREED SRS                     383.20
        12/13/99         22178  Roadway Express, Inc.                      Trade / BREED SRS                     507.18
        12/13/99         22179  Southwestern Automation                    Trade / BREED SRS                  81,642.54
        12/13/99         22180  Flexible Metal Products                    Trade / BREED SRS                 150,000.00
        12/13/99         22181  Kroger Food Stores                         Trade / BREED SRS                   6,412.50
        12/13/99         22182  Whittar Steel                              Trade / BREED SRS                 675,000.00
        12/13/99         22183  Fisher Corp                                Trade / BREED SRS                 250,000.00
        12/13/99        556217  Acme Machine Automatics, Inc               Trade / BREED SRS                   1,130.00
        12/13/99        556219  Amer Assoc - Lab Acc                       Trade / BREED SRS                   6,918.15
        12/13/99        556221  Apollo Chemical Corp                       Trade / BREED SRS                   4,640.00
        12/13/99        556223  Automatic Spring Pro                       Trade / BREED SRS                     676.60
        12/13/99        556225  Richard J Bagan                            Trade / BREED SRS                     650.00
        12/13/99        556226  Todd Bingham                               Trade / BREED SRS                     962.50

Master Account 1299                                                                                                Page 29 of 65

                              Cash Disbursements
                Bank of America - Master Account #81889-10 116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disburserments. The Debtor records these disbursements in the Master account wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

    Date      Check    Name                                  Description/Reference    Amount
    ----      -----    ----                                  ---------------------    ------
    12/13/99  556228   Boggan Hill, Inc.                     Trade / BREED SRS         5,298.00
    12/13/99  556229   Burns International                   Trade / BREED SRS         1,440.38
    12/13/99  556231   O A Caughron & Sons                   Trade / BREED SRS         2,310.00
    12/13/99  556232   Certified Tool & Mfg                  Trade / BREED SRS           583.95
    12/13/99  556235   Computer & Engineering Svcs.          Trade / BREED SRS         8,538.40
    12/13/99  556236   Consumers Energy                      Trade / BREED SRS         1,194.90
    12/13/99  556239   Daewoo International                  Trade / BREED SRS         1,668.00
    12/13/99  556241   Dell Computer Corpor                  Trade / BREED SRS         7,105.79
    12/13/99  556245   Dsi Security Service                  Trade / BREED SRS         3,652.98
    12/13/99  556246   Dudek And Bock Sprin                  Trade / BREED SRS         6,939.02
    12/13/99  556249   Duromatic                             Trade / BRE6D SRS        21,581.68
    12/13/99  556253   Engineering Systems                   Trade / BREED SRS         3,800.00
    12/13/99  556254   Enterprise Oil Company                Trade / BREED SRS         1,260.00
    12/13/99  556257   Fin Clair Corporatio                  Trade / BREED SRS        38,493.90
    12/13/99  559259   Free-Gate Fasteners                   Trade / BREED SRS           356.65
    12/13/99  556261   John Gillen Company                   Trade / BREED SRS         1,674.70
    12/13/99  556264   H.L. Yoh Company Llc                  Trade / BREED SRS         5,263.28
    12/13/99  556266   Haynes Engineering & Mfg.             Trade / BREED SRS           704.51
    12/13/99  556268   Huff Richard                          Trade / BREED SRS           158.40
    12/13/99  556270   Iq Consulting Co.                     Trade / BREED SRS         6,925.00
    12/13/99  556273   Manpower Inc.                         Trade / BREED SRS        10,299.73
    12/13/99  556274   Mechatronics, Inc.                    Trade / BREED SRS         2,613.00
    12/13/99  556278   Msx International In                  Trade / BREED SRS           950.09
    12/13/99  556279   National Linen Servi                  Trade / BREED SRS            25.59
    12/13/99  556281   Odin Grinding, Inc                    Trade / BREED SRS           225.00
    12/13/99  556282   Olymco Incorporated                   Trade / BREED SRS         2,464.20
    12/13/99  556285   Pax Machine Works, I                  Trade / BREED SRS        17,224.19
    12/13/99  556287   Penn Engineering & Mfg                Trade / BREED SRS         2,459.00
    12/13/99  556289   Perfection Services                   Trade / BREED SRS         1,083.00
    12/13/99  556290   Peterson Manufacturi                  Trade / BREED SRS           279.60
    12/13/99  556295   Pti Advanced Filtration, Inc          Trade / BREED SRS         3,352.44
    12/13/99  556296   Q One Liasons lnc.                    Trade / BREED SRS         1,250.00
    12/13/99  556297   Rb&W Corporation                      Trade / BREED SRS           272.42
    12/13/99  556303   Se Emergency Physicians               Trade / BREED SRS           223.00
    12/13/99  556305   South West Frontier Dist.             Trade / BREED SRS            60.20
    12/13/99  556307   Spartan Chemical, Inc.                Trade / BREED SRS         3,600.00
    12/13/99  556308   St Marys West                         Trade / BREED SRS            50.00
    12/13/99  556309   Summit Medical Group                  Trade / BREED SRS           120.00
    12/13/99  556310   Tennessee Coatings                    Trade / BREED SRS        11,202.32
    12/13/99  556311   Textape Incorporated                  Trade / BREED SRS         1,058.40
    12/13/99  556314   Tno-Madymo North Ame                  Trade / BREED SRS         1,195.00
    12/13/99  556316   International Paper                   Trade / BREED SRS        77,764.08
    12/13/99  556317   Unique Molded Produc                  Trade / BREED SRS        27,605.25
    12/13/99  556318   Us Filter                             Trade / BREED SRS         1,115.00
    12/13/99  556319   Waste Reduction & Re                  Trade / BREED SRS           466.25
    12/13/99  603418   American Freightways                  Trade / BREED Hamlin        150.19
    12/13/99  603419   Johnstone Supply                      Trade / BREED Hamlin        572.50
    12/13/99  603420   Madison Freight Systems Inc           Trade / BREED Hamlin         35.00
    12/13/99  603421   Burlington Air Express                Trade / BREED Hamlin        229.09
    12/13/99  603422   Itw Thielex                           Trade / BREED Hamlin        506.25
    12/13/99  603423   Microjoin                             Trade / BREED Hamlin        418.62
    12/13/99  603424   M.C.M. Electronics                    Trade / BREED Hamlin         75.86
    12/13/99  603425   Application Equipment                 Trade / BREED Hamlin         57.30
    12/13/99  603426   Price Engineering Co., Inc.           Trade / BREED Hamlin        505.94
    12/13/99  603427   Imprint Enterprises Inc               Trade / BREED Hamlin         83.33
    12/13/99  603428   Allied Electronics, Inc.              Trade / BREED Hamlin        283.21
    12/13/99  603429   Worklon Uniforms                      Trade / BREED Hamlin        848.53
    12/13/99  603430   Skillpath Seminars                    Trade / BREED Hamlin        756.00

Master Account 1299                                                                       Page 30 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Acount is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disburnements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

         Date         Check           Name                            Description/Reference              Amount
         ----         -----           ----                            ----------------------             ------
          12/13/99                    ADP Payroll Tax                 FICA                                 8,772.37
          12/13/99                    ADP Payroll Tax                 FICA Match                           8,772.37
          12/13/99                    ADP PayrollTax                  FIT W/H                             17,988.65
          12/13/99                    ADP Payroll Tax                 Medicare                             2,051.62
          12/13/99                    ADP Payroll Tax                 Medicare Match                       2,051.62
          12/13/99                    ADP Payroll Tax                 Payroll Tax SRS                    118,405.85
          12/13/99                    Atlantic Research Ccrp.         Trade / Breed Lakeland             700,000.00
          12/13/99                    Berger Seiba                    Trade / Breed SRS                   22,943.00
          12/13/99                    BTI                             Employee Contribution               61,146.01
          12/13/99                    BTI                             Loan                                10,747.62
          12/13/99                    BTI                             Match                               21,315.28
          12/13/99                    BTI - Hamlin                    Employee Contribution               10,518.01
          12/13/99                    BTI - Hamlin                    Loan                                   591.72
          12/13/99                    BTI - Hamlin                    Match                                3,757.91
          12/13/99                    Cuinba                          Trade / Breed Lakeland             148,414.29
          12/13/99                    GE Corporate Card Services      Trade / Breed Lakeland             181,940.29
          12/13/99                    Gelco (Breed)                   Travel & Entertainment Funding       1,087.29
          12/13/99                    Geico (SRS)                     Travel & Entertainment Funding       2,838.34
          12/13/99                    Payroll Account Funcing         Payroll Check Funding Various      217,745.43
          12/14/99     13465          Applied Industrial Technology   Transfer of Interest Income          1,933.74
          12/14/99     13466          Bax Global                      Trade / BREED-Lakeland                 207.33
          12/14/99     13467          Graybar Electric                Trade / BREED-Lakeland                 286.92
          12/14/99     13468          Gulf Controls                   Trade / BREED-Lakeland                 314.46
          12/14/99     13469          Hurta, Deborah                  Trade / BREED-Lakeland                 553.50
          12/14/99     13470          Suncoast Heat Treat Inc.        Trade / BREED-Lakeland                  68.90
          12/14/99     13471          System Components Corp          Trade / BREED-Lakeland               3,070.44
          12/14/99     13472          Precise Motion And Control      Trade / BREED-Lakeland                 253.06
          12/14/99     13473          Pro Industries, Inc             Trade / BREED-Lakeland                 143.58
          12/14/99     13474          Precise Motion And Control      Trade / BREED-Lakeland               1,267.69
          12/14/99     13475          Precise Motion And Control      Trade / BREED-Lakeland               1,267.69
          12/14/99     13476          Automatic Data Processing       Trade / BREED-Lakeland               3,260.10
          12/14/99     13477          Ficpa                           Trade / BREED-Lakeland                 365.00
          12/14/99     13478          GulfControls                    Trade / BREED-Lakeland                 322.39
          12/14/99     13479          Hayes, Richard                  Trade / BREED-Lakeland                  12.65
          12/14/99     13480          Hydraulic & Pneumatic Eng.      Trade / BREED-Lakeland               1,413.19
          12/14/99     13481          Void                                                                        -
          12/14/99     13482          Policano & Manzo,Llc            Trade / BREED-Lakeland             213,606.69
          12/14/99     13483          Safety Kleen (Barlow) Inc.      Trade / BREED-Lakeland                 759.49
          12/14/99     13484          Suncoast Heat Treat Inc.        Trade / BREED-Lakeland                 103.40
          12/14/99     13485          Thermotron Industries           Trade / BREED-Lakeland                 326.69
          12/14/99     13486          Bax Global                      Trade / BREED-Lakeland                 229.85
          12/14/99     13487          Bax Global                      Trade / BREED-Lakeland                  51.72
          12/14/99     13488          Ninety-Nine Services            Trade / BREED-Lakeland              25,087.94
          12/14/99     13489          Aerotek, Inc.                   Trade / BREED-Lakeland               2,170.50
          12/14/99     13490          Anchor Tool & Die Co.           Trade / BREED-Lakeland              10,445.76
          12/14/99     13491          Associated Sales & Bag          Trade / BREED-Lakeland                 479.50
          12/14/99     13492          Void                                                                        -
          12/14/99     13493          Autoliv Asp Inc                 Trade / BREED-Lakeland              59,472.00
          12/14/99     13494          Azco Corporation                Trade / BREED-Lakeland                 298.00
          12/14/99     13495          Barbour Threads Inc             Trade / BREED-Lakeland               6,797.70
          12/14/99     13496          Bci / Baruk Collet Inc          Trade / BREED-Lakeland                 597.00
          12/14/99     13497          Bell South                      Trade / BREED-Lakeland                 546.78
          12/14/99     13498          Bertelkamp Automation           Trade / BREED-Lakeland                 155.11
          12/14/99     13499          Bohne Spring Ind.Ltd            Trade / BREED-Lakeland               3,358.29
          12/14/99     13500          Border Tech Enterprises         Trade / BREED-Lakeland                 530.43
          12/14/99     13501          Brc Rubber Group                Trade / BREED-Lakeland               2,843.40
          12/14/99     13502          Bridgestone Apm Co              Trade / BREED-Lakeland              14,887.50

                               Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account. wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

         Date         Check           Name                            Description/Reference              Amount
         ----         -----           ----                            ---------------------              ------
         12/14/99     556322           Accurate Machining             Trade / BREED SRS                3,881.25
         12/14/99     556323           Adecco Employment Services     Trade / BREED SRS                3,297.58
         12/14/99     556324           Afc Tool Co.,                  Trade / BREED SRS                  935.00
         12/14/99     556326           American Electronic            Trade / BREED SRS               14,626.00
         12/14/99     556328           Anchor Tool & Die Co           Trade / BREED SRS               22,009.05
         12/14/99     556329           Arbill Glove & Safety Prod     Trade / BREED SRS                  150.00
         12/14/99     556331           At&T                           Trade / BREED SRS                  373.03
         12/14/99     556333           Automatic Spring Pro           Trade / BREED SRS                8,167.28
         12/14/99     556334           Autosplice, Inc.               Trade / BREED SRS                2,332.75
         12/14/99     556335           Bell South                     Trade / BREED SRS                3,771.25
         12/14/99     556336           Bestway Machinery Transport    Trade / BREED SRS                4,157.00
         12/14/99     556337           Todd Bingham                   Trade / BREED SRS                  875.00
         12/14/99     556338           Bradford Industries            Trade / BREED SRS               29,769.78
         12/14/99     556340           Camcar Textron                 Trade / BREED SRS                5,532.80
         12/14/99     556341           Camcar Textron                 Trade / BREED SRS                1,960.80
         12/14/99     556343           CamcarTextrcn                  Trade / BREED SRS                4,432.10
         12/14/99     556345           CamcarTextron                  Trade / BREED SRS                3,432.08
         12/14/99     556346           Fabco Fastening Syst           Trade / BREED SRS                3,028.11
         12/14/99     556347           Camcar Textron - Raycarl       Trade / BREED SRS               11,538.19
         12/14/99     556351           Collaborative Testin           Trade / BREED SRS                  340.00
         12/14/99     556352           Computer Sales Intl.           Trade / BREED SRS                1,685.00
         12/14/99     556354           Cordova Brokerage Int.         Trade / BREED SRS                4,907.00
         12/14/99     556355           Corporate Express, I           Trade / BREED SRS                1,091.65
         12/14/99     556366           El Camino Resources,           Trade / BREED SRS                  855.00
         12/14/99     556372           Fisher Dynamics                Trade / BREED SRS                6,456.24
         12/14/99     556373           Forklift Safety Training       Trade / BREED SRS                  810.00
         12/14/99     556375           Free-Gate Fasteners            Trade / BREED SRS                2,048.91
         12/14/99     556376           Ge Capital                     Trade / BREED SRS                  176.31
         12/14/99     556378           John Gillen Company            Trade / BREED SRS               21,995.46
         12/14/99     556380           H & L Tool                     Trade / BREED SRS                1,759.80
         12/14/99     556383           Ideal Products, Inc.           Trade / BREED SRS                  202.42
         12/14/99     556384           Industrial Sewing Machines     Trade / BREED SRS                2,876.13
         12/14/99     556387           Iq Consulting Co.              Trade / BREED SRS               17,175.00
         12/14/99     556388           K And K Stamping               Trade / BREED SRS                  752.86
         12/14/99     556389           Knoxville Rubber & Gasket      Trade / BREED SRS                  742.33
         12/14/99     556391           Lumbee Enterprises             Trade / BREED SRS                8,957.00
         12/14/99     556392           Lumbee Enterprises, Llc.       Trade / BREED SRS                8,489.00
         12/14/99     556393           Mac Converting                 Trade / BREED SRS                3,406.88
         12/14/99     556395           Mastech                        Trade / BREED SRS               10,000.00
         12/l4/99     556396           Mci Network Conferencing       Trade / BREED SRS                5,790.63
         12/14/99     556400           Motion Industries              Trade / BREED SRS                  226.89
         12/14/99     556401           Manhattan Supply Com           Trade / BREED SRS                  268.74
         12/14/99     556402           Msx International In           Trade / BREED SRS               16,919.03
         12/14/99     556403           Msx International              Trade / BREED SRS                  964.00
         12/14/99     556404           Jakob Muller Of Amer           Trade / BREED SRS                4,152.15
         12/14/99     556405           BankOne                        Trade / BREED SRS                  478.33
         12/14/99     556406           National Calibration Lab.      Trade / BREED SRS                  230.00
         12/14/99     556408           National Technical S           Trade / BREED SRS                1,150.00
         12/14/99     556412           Oea, Inc.                      Trade / BREED SRS               25,665.54
         12/14/99     556414           O'Neal Steel                   Trade / BREED SRS                  385.70
         12/14/99     556417           Pax Machine Works, I           Trade / BREED SRS               20,621.92
         12/14/99     556418           Picanol Of America             Trade / BREED SRS                  437.99
         12/14/99     556419           Pioneer Std Electronics        Trade / BREED SRS               30,000.00
         12/14/99     556421           Promek Inc                     Trade / BREED SRS                1,680.00
         12/14/99     556423           Psa Quality Systems Inc.       Trade / BREED SRS               43,701.88
         12/14/99     556424           Purchased Parts Grou           Trade / BREED SRS                  254.48
         12/14/99     556428           Rpc Specialty Coatin           Trade / BREED SRS                2,745.60
         12/14/99     556429           Sanmore Consultants            Trade / BREED SRS                1,939.02

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Acount is tied to various Zero-Balance Acounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

         Date         Check           Name                              Description/Reference             Amount
         ----         -----           ----                              ----------------------            ------
         12/14/99      13503          Camcar-Textron                    Trade / BREED-Lakeland            490.08
         12/14/99      13504          Cherry Textron lnc.               Trade / BREED-Lakeland          2,291.53
         12/14/99      13505          City Of Lakeland                  Trade / BREED-Lakeland            190.00
         12/14/99      13506          Comerica Bank Of Detroit          Trade / BREED-Lakeland          5,327.27
         12/14/99      13507          Computer Specialists Inc          Trade / BREED-Lakeland            350.00
         12/14/99      13508          Consolidated Plastics Company     Trade / BREED-Lakeland          1,396.78
         12/14/99      13509          Copper & Brass Sales Inc          Trade / BREED-Lakeland             90.10
         12/14/99      13510          Crest Ultrasonics                 Trade / BREED-Lakeland            691.75
         12/14/99      13511          Culligan Water Conditioning Tx    Trade / BREED-Lakeland             80.00
         12/14/99      13512          D.B. Construction Services, Inc.  Trade / BREED-Lakeland          2,934.97
         12/14/99      13513          Database Technologies, Inc        Trade / BREED-Lakeland            244.32
         12/14/99      13514          Davenport Machine                 Trade / BREED-Lakeland            338.00
         12/14/99      13515          Delco Electronics                 Trade / BREED-Lakeland        473,557.76
         121/4/99      13516          Delphi Packard                    Trade / BREED-Lakeland          2,415.00
         12/14/99      13517          Dexter Auto. Materials            Trade / BREED-Lakeland          5,946.21
         12/14/99      13518          Dme Company                       Trade / BREED-Lakeland            498.18
         12/14/99      13519          Donbar Service Corp               Trade / BREED-Lakeland         17,976.00
         12/14/99      13520          Dsi Sewing Machine Supplies       Trade / BREED-Lakeland            129.25
         12/14/99      13521          Dynisco Polymer Test              Trade / BREED-Lakeland             68.48
         12/14/99      13522          Ellsworth Adhesives Systems       Trade / BREED-Lakeland          5,448.00
         12/14/99      13523          Excell Tool Service               Trade / BREED-Lakeland            847.79
         12/14/99      13524          Felipe Garcia Commercial          Trade / BREED-Lakeland            378.88
         12/14/99      13525          Flotronics                        Trade / BREED-Lakeland            198.00
         12/14/99      13526          Free Gate Fasteners               Trade / BREED-Lakeland            980.00
         12/14/99      13527          Ge Capital Modular Space          Trade / BREED-Lakeland             32.48
         12/14/99      13528          Gelco Information Network         Trade / BREED-Lakeland          3,654.49
         12/14/99      13529          Glk, Inc                          Trade / BREED-Lakeland             85.33
         12/14/99      13530          Grand Traverse Stamping           Trade / BREED-Lakeland          6,019.50
         12/14/99      13531          Guang Hong                        Trade / BREED-Lakeland          3,200.00
         12/14/99      13532          Gulf Systems                      Trade / BREED-Lakeland            454.80
         12/14/99      13533          Hai (Howard-Ayusa)                Trade / BREED-Lakeland          1,754.26
         12/14/99      13534          Illbruck Auto. Inc                Trade / BREED-Lakeland          1,581.12
         12/14/99      13535          Industrial Elec Wire & Cable      Trade / BREED-Lakeland         22,470.00
         12/14/99      13536          Int'L Magnaproducts Inc           Trade / BREED-Lakeland          7,519.00
         12/14/99      13537          Intermec Corp (FI)                Trade / BREED-Lakeland            906.44
         12/14/99      13538          Iron Age Corporation              Trade / BREED-Lakeland            102.25
         12/14/99      13539          Jay Cee Sales & Rivet             Trade / BREED-Lakeland            881.67
         12/14/99      13540          Johnson Controls, Inc.            Trade / BREED-Lakeland            848.28
         12/14/99      13541          K-F Land Company                  Trade / BREED-Lakeland          1,237.95
         12/14/99      13542          Kelly Services, Inc.(FI)          Trade / BREED-Lakeland            294.00
         12/14/99      13543          Ken Robinson Of Florida, Inc.     Trade / BREED-Lakeland            679.43
         12/14/99      13544          Krayden, Inc.                     Trade / BREED-Lakeland          2,097.72
         12/14/99      13545          Lakeland Electric & Water         Trade / BREED-Lakeland         52,381.21
         12/14/99      13546          Landon Electric                   Trade / BREED-Lakeland            148.60
         12/14/99      13547          Lnp Engineering Plastics          Trade / BREED-Lakeland          9,030.00
         12/14/99      13548          Macmillan Bloedel Containers      Trade / BREED-Lakeland         12,5O5.48
         12/14/99      13549          Manpower                          Trade / BREED-Lakeland          2,799.78
         12/14/99      13550          Mc Master Carr                    Trade / BREED-Lakeland          5,992.13
         12/14/99      13551          Mcmasters Koss Co                 Trade / BREED-Lakeland            701.67
         12/14/99      13552          Metex                             Trade / BREED-Lakeland          1,508.40
         12/14/99      13553          Morristown Sprinkler              Trade / BREED-Lakeland          1,111.70
         12/14/99      13554          Msc                               Trade / BREED-Lakeland            395.20
         12/14/99      13555          Msc Industrial Supply Co Inc      Trade / BREED-Lakeland          1,299.05
         12/14/99      13556          Newcourt Financial                Trade / BREED-Lakeland            455.80
         12/14/99      13557          Non-Metallic Components Inc       Trade / BREED-Lakeland          1,941.00
         12/14/99      13558          Nss Industries                    Trade / BREED-Lakeland         17,378.48
         12/14/99      13559          Package Design & Mfg.             Trade / BREED-Lakeland          1,382.40
         12/14/99      13560          Pitney Bowes                      Trade / BREED-Lakeland            563.44

          Cash Disbursements
   Bank of America - Master Account #81889-10116
         December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.



Date                Check          Name                             Description/Reference             Amount
----                -----          ----                             ---------------------             ------
12/14/99            13561          Plymouth Packaging               Trade / BREED-Lakeland            755.00
12/14/99            13562          Postal Privilege                 Trade / BREED-Lakeland            189.78
12/14/99            13563          Precision Manufacturing Co       Trade / BREED-Lakeland          1,475.00
12/14/99            13564          Progressive Bus.Publications     Trade / BREED-Lakeland          1,150.00
12/14/99            13565          Rb&W Logistics                   Trade / BREED-Lakeland            228.33
12/14/99            13566          Reeves International             Trade / BREED-Lakeland         28,523.78
12/14/99            13567          Rita Temporaries                 Trade / BREED-Lakeland          2,045.32
12/14/99            13568          Romac International              Trade / BREED-Lakeland            726.00
12/14/99            13569          Seal Methods, Inc.               Trade / BREED-Lakeland          7,844.76
12/14/99            13570          Sears Atlanta Commercial Credit  Trade / BREED-Lakeland            897.36
12/14/99            13571          Selectcare                       Trade / BREED-Lakeland          8,541.83
12/14/99            13572          Sensotec Inc.                    Trade / BREED-Lakeland            638.30
12/14/99            13573          Service Associates               Trade / BREED-Lakeland             93.74
12/14/99            13574          Sofanou Inc                      Trade / BREED-Lakeland          2,093.00
12/14/99            13575          Software House Intl.             Trade / BREED-Lakeland          5,644.31
12/14/99            13576          Sprint                           Trade / BREED-Lakeland             54.49
12/14/99            13577          T.P. Molding Inc                 Trade / BREED-Lakeland         13,620.55
12/14/99            13578          Temporary Corporate Housing      Trade / BREED-Lakeland          1,698.60
12/14/99            13579          The Bureau Of National Affairs   Trade / BREED-Lakeland          3,017.02
12/14/99            13580          Void                                                                    -
12/14/99            13581          Tnt Skypak, Inc.                 Trade / BREED-Lakeland             27.75
12/14/99            13582          Town Of Grabill                  Trade / BREED-Lakeland            382.64
12/14/99            13583          Trw-Fastener Div.                Trade / BREED-Lakeland          4,260.00
12/14/99            13584          Void                                                                    -
12/14/99            13585          Lear Corporation                 Trade / BREED-Lakeland         15,368.50
12/14/99            13586          Uunet Technologies Inc           Trade / BREED-Lakeland          4,565.34
12/14/99            13587          Visteon Automotive Systems       Trade / BREED-Lakeland         24,272.64
12/14/99            13588          Xpedx / Zellerbach               Trade / BREED-Lakeland          1,668.23
12/14/99            13589          Avnet Electronics Mktg.          Trade / BREED-Lakeland          2,000.00
12/14/99            13590          Capsonic Group, Inc.             Trade / BREED-Lakeland         11,322.36
12/14/99            13591          Carden Industrial Group          Trade / BREED-Lakeland            314.17
12/14/99            13592          Deltron Precision Inc            Trade / BREED-Lakeland          2,949.00
12/14/99            13593          Dexter Tool                      Trade / BREED-Lakeland          8,710.00
12/14/99            13594          Empire Electronics               Trade / BREED-Lakeland         13,677.15
12/14/99            13595          Engineering Specialties Inc      Trade / BREED-Lakeland          5,066.20
12/14/99            13596          Fci Automotive Group             Trade / BREED-Lakeland          2,362.20
12/14/99            13597          Gateway 2000                     Trade / BREED-Lakeland          1,982.00
12/14/99            13598          Hisco Tx.                        Trade / BREED-Lakeland          4,002.60
12/14/99            13599          Livingston & Haven               Trade / BREED-Lakeland             28.30
12/14/99            13600          Long Lok Fasteners Corp          Trade / BREED-Lakeland         24,850.00
12/14/99            13601          Met One Inc.                     Trade / BREED-Lakeland          1,180.00
12/14/99            13602          Micro-Mechanics Inc              Trade / BREED-Lakeland          4,342.50
12/14/99            13603          Motion Industries                Trade / BREED-Lakeland            247.88
12/14/99            13604          Otto Bock                        Trade / BREED-Lakeland        145,653.56
12/14/99            13605          Paul N. Gardner Company, Inc.    Trade / BREED-Laketand            720.00
12/14/99            13606          Penn Engineering                 Trade / BREED-Lakeland          1,379.00
12/14/99            13607          Pesa Labeling Systems            Trade / BREED-Lakeland          2,625.00
12/14/99            13008          Roden Electric                   Trade / BREED-Lakeland         29,068.28
12/14/99            13609          Tanac, Inc.                      Trade / BREED-Lakeland          6,056.00
12/14/99            13610          Thermotron Industries            Trade / BREED-Lakeland          1,696.96
12/14/99            13611          United Technolgies Motor Systems Trade / BREED-Lakeland          5,424.00
12/14/99            22184          Electrocal                       Trade / BREED SRS              38,384.38
12/14/99            22185          Packaging Corp. Of A             Trade / BREED SRS               3,864.02
12/14/99            22186          Omega Engineering In             Trade / BREED SRS                 387.50
12/14/99            22187          Polymark Corporation             Trade / BREED SRS               6,125.40
12/14/99            22188          Roadway Express, Inc             Trade / BREED SRS                  75.41
12/14/99            22189          Eclipse Mold. lncorp             Trade / BREED SRS             125,000.00
12/14/99           556321          A & J Automation Inc             Trade / BREED SRS              63,675.00

Master Account 1299

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

   Date            Check     Name                                      Description/Reference                     Amount
   ----            -----     ----                                      ---------------------                     ------
  12/14/99         556431    Sefferovich Construc                      Trade / BREED SRS                        1,266.00
  12/14/99         556433    Sterling Commerce In                      Trade / BREED SRS                        1,694.78
  12/14/99         556435    Toolmaster                                Trade / BREED SRS                          678.75
  12/14/99         556436    Toyota Tsusho America                     Trade / BREED SRS                       10,206.56
  12/14/99         556438    Unique Molded Produc                      Trade / BREED SRS                       55,282.16
  12/14/99         556439    Us West Communicatio                      Trade / BREED SRS                        2,828.32
  12/14/99         556440    Venture Industries                        Trade / BREED SRS                          652.50
  12/14/99         556442    Xtra Lease                                Trade / BREED SRS                       14,650.00
  12/14/99         603431    American Freightways                      Trade / BREED Hamlin                       157.61
  12/14/99         603432    Newark Electronics                        Trade / BREED Hamlin                       770.79
  12/14/99         603433    Grainger Industrial Supply                Trade / BREED Hamlin                       976.10
  12/14/99         603434    Jameco Electronics                        Trade / BREED Hamlin                       166.00
  12/14/99         603435    Application Equipment                     Trade / BREED Hamlin                       493.39
  12/14/99                   ABN-AMRO/Mexican Disbursement Account     Transfer to Non-Debtor               3,556,257.14
  12/14/99                   ADP Payroll Direct Deposit                Payroll                                 28,266.37
  12/14/99                   ADP Payroll Direct Deposit                Payroll                                 23,408.22
  12/14/99                   ADP Payroll Direct Deposit                Payroll                                  6,168.68
  12/14/99                   Air Liquide                               Trade / Breed Lakeland                  16,264.64
  12/14/99                   AlliedSignal                              Trade / Breed SRS                      637,065.00
  12/14/99                   Ameritech                                 Trade / Breed Lakeland                   3,675.56
  12/14/99                   Avery Dennison                            Trade / Breed Lakeland                  25,000.00
  12/14/99                   BankAmerica                               DIP Fees of Expenses                     3,316.35
  12/14/99                   Barium & Chemicals                        Trade / Breed Lakeland                   3,195.50
  12/14/99                   Breed Korea                               Transfer to Non-Debtor                  34,418.00
  12/14/99                   BREED UK                                  Transfer to Non-Debtor               1,138,900.00
  12/14/99                   Central Steel & Wire Company              Trade / Breed Lakeland                  15,000.00
  12/14/99                   Ceridian Payroll Tax                      Payroll Tax                            345,796.44
  12/14/99                   Ceridian Payroll Tax                      Payroll Tax                             85,570.44
  12/14/99                   Ceridian Payroll Tax                      Payroll Tax                             65,425.08
  12/14/99                   Ceridian Payroll Tax                      Payroll Tax                             49,887.89
  12/14/99                   Ceridian Payroll Tax                      Payroll Tax                             29,534.42
  12/14/99                   Ceridian Payroll Tax                      Payroll Tax                             22,748.33
  12/14/99                   Ceridian Payroll Tax                      Payroll Tax                             13,916.75
  12/14/99                   Ceridian Payroll Tax                      Payroll Tax                              9,543,55
  12/14/99                   Ceridian Payroll Tax                      Payroll Tax                              4,375.76
  12/14/99                   Chemical Products Corp                    Trade / Breed Lakeland                  12,320.00
  12/14/99                   China                                     Transfer to Non-Debtor                  34,418.00
  12/14/99                   CME metal forming                         Trade / Br&ed SRS                        7,537.77
  12/14/99                   Cromtryck                                 Trade / Breed Lakeland                  17,290.00
  12/14/99                   Cuinba                                    Trade / Breed Lakeland                  84,893.75
  12/14/99                   Dupont                                    Trade / Breed SRS                       21,011.70
  12/14/99                   Engineered Plastic Components             Trade / Breed Lakeland                   1,667.47
  12/14/99                   GE Plastics                               Trade / Breed Lakeland                  18,069.00
  12/14/99                   Gelco (Breed)                             Travel & Entertainment Funding           8,373.98
  12/14/99                   Gelco (SRS)                               Travel & Entertainment Funding           2,333.12
  12/14/99                   Great West - Medical                      Medical Claim Funding - BREED          117,115.57
  12/14/99                   Great West - Medical                      Medical Claim Funding - BREED           51,085.78
  12/14/99                   Great West - Medical                      Medical Claim Funding - BSRS             3,614.09
  12/14/99                   Great West - Medical                      Medical Claim Funding - BSRS             3,545.66
  12/14/99                   Great West - Medical                      Medical Claim Funding - BREED           17,943.09
  12/14/99                   Hitachi Metals America, Ltd.              Hamlin - Trade                          10,667.44
  12/14/99                   Inertia Friction Welders                  Trade / Breed Lakeland                 108,600.00
  12/14/99                   MAB Industries                            Trade / Breed Lakeland                  20,000.00
  12/14/99                   P N. Farrar                               Trade / Breed Lakeland                  19,470.00
  12/14/99                   Packaging Corp                            Trade / Breed Lakeland                  70,000.00
  12/14/99                   Payroll Account Funding                   Payroll Check Funding Various           84,648.90
  12/14/99                   Polymerland                               Trade / Breed Lakeland                  11,638.00
  12/14/99                   Powdertek, Inc.                           Trade / Breed Lakeland                   7,430.97

Master Account 1 299                                               Page 35 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

  Date      Check   Name                                    Description/Reference                       Amount
  ----      -----   ----                                    ---------------------                       ------
12/14/99            Roadway  Express                        Trade / Breed Lakeland                    1,405.35
12/14/99            Spiveco                                 Trade / Breed Lakeland                   12,109.52
12/14/99            Sumitomo Wiring Systems                 Trade / Breed Lakeland                    1,375.00
12/14/99            SunTrust                                Transfer to Debtor Account                  406.99
12/14/99            Transfer to Investment Account          Transfer of Interest Income               1,511.62
12/14/99            Unifrax  Corporation                    Trade / Breed Lakeland                   12,060.00
12/14/99            Yazaki North America                    Trade / Breed Lakeland                    7,353.75
12/15/99     13612  Airgas Lyons Inc                        Trade / BREED-Lakeland                    5,000.00
12/15/99     13613  City Of Farmington Hills                Trade / BREED-Lakeland                      300.00
12/15/99     13614  Computer Imagery                        Trade / BREED-Lakeland                      171.72
12/15/99     13615  Educational Credit Mgmt                 Trade / BREED-Lakeland                       48.21
12/15/99     13616  Electrical Mechanical Drives            Trade / BREED-Lakeland                       63.25
12/15/99     13617  Five Star Staffing                      Trade / BREED-Lakeland                   39,555.09
12/15/99     13618  Industrial & Electric                   Trade / BREED-Lakeland                      290.90
12/15/99     13619  Void                                                                                     -
12/15/99     13620  John Goforth Jr.                        Trade / BREED-Lakeland                      887.50
12/15/99     I3621  Office Of Chapter 13 Trustee            Trade / BREED-Lakeland                      570.20
12/15/99     13622  Paul N. Gardner Company, Inc.           Trade / BREED-Lakeland                      198.20
12/15/99     13623  Sims Machinery & Controls               Trade / BREED-Lakeland                    3,852.50
12/15/99     13624  Techni-Tool Inc.                        Trade / BREED-Lakeland                      190.58
12/15/99     13625  Unholtz-Dickie Corporation              Trade / BREED-Lakeland                    6,900.00
12/15/99     13626  United States Postal Service            Trade / BREED-Lakeland                      700.00
12/15/99     13627  Xpedx / Zellerbach                      Trade / BREED-Lakeland                      477.01
12/15/99     13628  Airgas Safety Inc                       Trade / BREED-Lakeland                    1,153.34
12/15/99     13629  Crozier-Nelson Sales Inc                Trade / BREED-Lakeland                    2,916.48
12/15/99     13630  Oea, Inc.                               Trade / BREED-Lakeland                  221,143.16
12/15/99     13631  Pressac Inc                             Trade / BREED-Lakeland                    7,306.00
12/15/99     13632  Publix                                  Trade / BREED-Lakeland                    2,548.63
12/15/99     13633  Tampa Tribune                           Trade / BREED-Lakeland                    1,934.00
12/15/99     13634  Deringer Mfg. Co                        Trade / BREED-Lakeland                    9,072.00
12/15/99     13635  Msc Industrial Supply Co                Trade / BREED-Lakeland                    3,775.39
12/15/99     22190  Metal Parts                             Trade / BREED SRS                        48,000.00
12/15/99     22191  Ring Screw Works                        Trade / BREED SRS                           750.00
12/15/99     22192  Gilco Incorporated                      Trade / BREED SRS                        31,735.92
12/15/99     22193  Takata Fabrication C                    Trade / BREED SRS                         4,840.00
12/15/99     22194  Ramcel Engineering C                    Trade / BREED SRS                        16,270.33
12/15/99     22195  Aaa Cooper Transportation               Trade / BREED SRS                            55.83
12/15/99     22196  Pesa Labeling System                    Trade / BREED SRS                           384.00
12/15/99     22197  Target Container                        Trade / BREED SRS                         9,190.00
12/15/99     22198  Warren Electric Company                 Trade / BREED SRS                        26,525.42
12/15/99     22199  Gateway Business                        Trade / BREED SRS                        17,581.00
12/15/99     22200  Bates Fabricating, I                    Trade / BREED SRS                        11,078.43
12/15/99    556443  Air Liquide                             Trade / BREED SRS                            13.20
12/15/99    556446  Almont Screw Product                    Trade / BREED SRS                         4,590.00
12/15/99    556447  Ameritech                               Trade / BREED SRS                         2,269.77
12/15/99    556448  Ameritech Cellular S                    Trade / BREED SRS                         4,928.21
12/15/99    556449  Anchor Tool & Die Co                    Trade / BREED SRS                        21,681.94
12/15/99    556452  Arkay Associates                        Trade / BREED SRS                           488.15
12/15/99    556453  At&T                                    Trade / BREED SRS                         3,962.39
12/15/99    556455  Atotech                                 Trade / BREED SRS                           993.00
12/15/99    556456  Automatic Spring Pro                    Trade / BREED SRS                         5,513.90
12/15/99    556459  Bell South                              Trade / BREED SRS                           112.35
12/15/99    556460  Bergen Cable Technology, Inc            Trade / BREED SRS                       106,202.90
12/15/99    556461  Betz Dearborn, Inc.                     Trade / BREED SRS                           861.00
12/15/99    556462  Burlington Air Expre                    Trade / BREED SRS                         5,213.05
12/15/99    556463  Burns International                     Trade / BREED SRS                         1,286.80
12/15/99    556464  C & M Sandblasting                      Trade / BREED SRS                         1,975.00
12/15/99    556470  Central Kentucky Pro                    Trade / BREED SRS                         4,725.00

                              Cash Disbursements
                 Bank ofAmerica - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

     Date            Check             Name                                 Description/Reference      Amount
     ----            -----             ----                                 ---------------------      ------
     12/15/99        556474           Cintas                                 Trade / BREED SRS               147.44
     12/15/99        556476           Compound Technologies                  Trade / BREED SRS             1,188.00
     12/15/99        556478           Copper State Bolt &                    Trade / BREED SRS             4,279.89
     12/15/99        556480           Dcp Warehouse                          Trade / BREED SRS               439.35
     12/15/99        556481           Robert A Denton Inc                    Trade / BREED SRS               976.00
     12/15/99        556486           Dynacast Canada Inc.                   Trade / BREED SRS            43,355.95
     12/15/99        556490           El Paso Electric Co.                   Trade / BREED SRS             4,533.68
     12/15/99        556493           Falcon Industrial Su                   Trade / BREED SRS               746.00
     12/15/99        556494           Fina Fleet Fueling                     Trade / BREED SRS                 6.00
     12/15/99        556495           Fin Clair Corporatio                   Trade / BREED SRS            22,936.26
     12/15/99        556496           Fisher Dynamics                        Trade / BREED SRS             6,456.24
     12/15/99        556497           Forget-Me-Not Floris                   Trade / BREED SRS                45.20
     12/15/99        556499           Free-Gate Fasteners                    Trade / BREED SRS             2,368.38
     12/15/99        556500           General Labels                         Trade / BREED SRS               849.60
     12/15/99        556501           John Gillen Company                    Trade / BREED SRS            16,188.48
     12/15/99        556502           Group Long Distance Inc.               Trade / BREED SRS               148.03
     12/15/99        556504           Header Products                        Trade / BREED SRS            63,527.98
     12/15/99        556506           Higgins Electric Inc                   Trade / BREED SRS             1,879.85
     12/15/99        556508           Industrial Sewing Machines             Trade / BREED SRS               275.39
     12/15/99        556515           Mcmaster-Carr                          Trade / BREED SRS             1,583.09
     12/15/99        556516           Metal Coatings Inter                   Trade / BREED SRS            23,980.00
     12/15/99        556517           Michigan Maintenance                   Trade / BREED SRS               187.20
     12/15/99        556519           Minarik Corporation                    Trade / BREED SRS             5,092.00
     12/15/99        556521           Morgan Lumber Sales                    Trade / BREED SRS            13,241.50
     12/15/99        556522           Jakob Muller Of Amer                   Trade / BREED SRS             1,507.20
     12/15/99        556523           Multicell Packaging,                   Trade / BREED SRS               429.00
     12/15/99        556526           Northern Diecast Cor                   Trade / BREED SRS            99,267.84
     12/15/99        556527           Oakland Office Equipment Plu           Trade / BREED SRS               290.16
     12/15/99        556530           Perfection Services                    Trade / BREED SRS             1,270.38
     12/15/99        556531           Perfection Spring &                    Trade / BREED SRS             4,780.00
     12/15/99        556532           Peterson Manufacturi                   Trade / BREED SRS             2,821,90
     12/15/99        556533           Picanol Of America                     Trade / BREED SRS             1,282.67
     12/15/99        556535           Precision Form, Inc.                   Trade / BREED SRS             1,412.00
     12/15/99        556537           Printex Marking Technologies           Trade / BREED SRS               412.00
     12/15/99        556538           Progressive Stamping                   Trade / BREED SRS             1,281,80
     12/15/99        556540           Psa Quality Systems Inc.               Trade / BREED SRS            11,562.69
     12/15/99        556541           Purchased Parts Grou                   Trade / BREED SRS               414.00
     12/15/99        556543           Ref Alabama, Inc.                      Trade / BRE-ED SRS            1,145,55
     12/15/99        556549           Sonitrol Of El Paso                    Trade / BREED SRS               162.38
     12/15/99        556551           Southern Generators Inc                Trade / BREED SRS               254.46
     12/15/99        556552           Southwestern Bell Te                   Trade / BREED SRS             2,745.50
     12/15/99        556553           Southwestern Bell                      Trade / BREED SRS               352.60
     12/15/99        556554           Speed Auto Supply                      Trade / BREED SRS                 5.82
     12/15/99        556555           W Merritt Structural                   Trade / BREED SRS               475.00
     12/15/99        556556           Sunsource/Air-Dreco                    Trade / BREED SRS               206.18
     12/15/99        556557           Tennessee Armature                     Trade / BREED SRS               180.00
     12/15/99        556559           Textape Incorporated                   Trade / BREED SRS             1,058.40
     12/15/99        556561           Tucson Container Cor                   Trade / BREED SRS               660.40
     12/15/99        556562           Tucson Hydraulics                      Trade / BREED SRS               198.13
     12/15/99        556563           Ultraform Industries                   Trade / BREED SRS             1,879.20
     12/15/99        556564           Unique Molded Produc                   Trade / BREED SRS               881.87
     12/15/99        556565           Us Wire & Rope                         Trade / BREED SRS             7,435.00
     12/15/99        556566           Valley Ind. Shipping Supply            Trade / BREED SRS             1,032.00
     12/15/99        556568           Venture Industries                     Trade / BREED SRS             1,311.36
     12/15/99        556569           Water Works And Sewe                   Trade / BREED SRS                43.54
     12/15/99        603436           Madison Freight Systems Inc            Trade / BREED Hamlin             35.00
     12/15/99        603437           Hydrite Chemical Co                    Trade / BREED Hamlin          1,452.60
     12/15/99        603438           Motion Industries                      Trade / BREED Hamlin             50.50

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Account, which fund disbursments. The Debtor records these disbursments in the Master account, wherefore, to avoid duplicating these transactions, afi disbursments bed the Master Mcount are shown below.

       Date    Check   Name                               Description/Reference                   Amount
       ----    -----   ----                               ---------------------                   ------
     12/15/99  603439  Airgas Lyons, Inc.                 Trade/BREED Hamlin                      345.49
     12/15/99  603440  Simeth, E.L. Co, Inc               Trade/BREED Hamlin                      779.69
     12/15/99          Ampex Federal Credit Union         SRS Payroll Tax                       1,299.00
     12/15/99          Atlantic Research Corp.            Trade/Breed Lake!and                700,000.00
     12/15/99          BREED Ruckhaltesysteme             Transfer to Non-Debtor              859,755.13
     12/15/99          Camcar Textron                     Trade/Breed SRS                      12,134.82
     12/15/99          Ceridian Payroll Direct Deposit    Payroll                             510,272.56
     12/15/99          Ceridian Payroll Direct Deposit    Payroll                             141,125.15
     12/15/99          Ceridian Payroll Direct Deposit    Payroll                              58,144.17
     12/15/99          Ceridian Payroll Direct Deposit    Payroll                              55,308.40
     12/15/99          Ceridian Payroll Direct Deposit    Payroll                              30,153.49
     12/15/99          Ceridian Payroll Direct Deposit    Payroll                              20,771.91
     12/15/99          Ceridian Payroll Direct Deposit    Payroll                              11,266.22
     12/15/99          Ceridian Payroll Direct Deposit    Payroll                               1,688.65
     12/15/99          Con-Way Transportation             Trade/Breed Lakelard                    588.47
     12/15/99          Dayton Steel Service               Trade/Breed SRS                      46,171.39
     12/15/99          Gelco (Breed)                      Travel & Entertainment Furding        3,564.46
     12/15/99          Gelco (SRS)                        Travel & Entertainment Funding        5,048.77
     12/15/99          ITW Drawform                       Trade/Breed Lakeland                150,000.00
     12/15/99          Nylock Fasteners                   Trade/Breed SRS                       5,724.20
     12/15/99          Ornl Federal Credit Union          SRS Payroll Tax                       8,412.71
     12/15/99          Payroll Account Funding            Payroll Check Funding Various       122,222.03
     12/15/99          Progressive Moulded Products       Trade/Breed SRS                     100,000.00
     12/15/99          Sonoco Products                    Trade/Breed SRS                       3,500.00
     12/15/99          Transfer to Investment Account     Transfer of Interest Income           1,257.94
     12/16/99   13636  Anacreon                           Trade/BREED-Lakeland                 18,693.00
     12/16/99   13637  Jackson Tube Service Inc           Trade/BREED-Lakeland                 11,036.80
     12/16/99   13638  Javier Perez                       Trade/BREED-Lakeland                  6,540.80
     12/16/99   13639  Komax Corporation                  Trade/BREED-Lakeland                     25.36
     12/16/99   13640  Lakeland Electric & Water          Trade/BREED-Lakeland                     47.54
     12/16/99   13641  Marsh Usa Risk & Ins.Service       Trade/BREED-Lakeland                 22,326.00
     12/16/99   13642  Safety Kleen (Bartow) Inc.         Trade/BREED-Lakeland                  6,438.00
     12/16/99   22201  Epic Components                    Trade/BREED SRS                     300,000.00
     12/16/99   22202  Omega Stamping Co                  Trade/BREED SRS                       9,200.00
     12/16/99   22203  Lenmar Chemical Company            Trade/BREED SRS                      14,850.00
     12/16/99   22204  Tenneco Packaging                  Trade/BREEDSRS                          423.50
     12/16/99   22205  Alabama Power                      Trade/BREED SRS                      50,000.00
     12/16/99   22206  Central Freight Line               Trade/BREED SRS                       2,498.28
     12/16/99   22207  Central Freight Line               Trade/BREED SRS                       1,159.91
     12/16/99  556571  Acme Machine Automatics, Inc       Trade/BREED SRS                       1,989.00
     12/16/99  556572  Alabama Power                      Trade/BREED SRS                         155.01
     12/16/99  556578  Anderson Photo And Trophy          Trade/BREED SRS                         348.84
     12/16/99  556580  Associated Spring                  Trade/BREED SRS                         305.35
     12/16/99  556582  Automatic Spring Pro               Trade/BREED SRS                      22,749.83
     12/16/99  556585  Betz Dearborn, Inc.                Trade/BREED SRS                         697.32
     12/16/99  556590  Cellular One                       Trade/BREED SRS                         234.99
     12/16/99  556591  Certified Tool & Mfg               Trade/BREED SRS                       1,167.90
     12/16/99  556592  Chandler Engineering Co Llc        Trade/BREED SRS                           0.16
     12/16/99  556593  Cintas                             Trade/BREED SRS                       1,080.67
     12/16/99  556594  Cintas Corporation                 Trade/BREED SRS                         450.62
     12/16/99  556598  D&M Quality Professionals          Trade/BREED SRS                       8,350.00
     12/16/99  556601  Dsi Security Service               Trade/BREED SRS                         330.48
     12/16/99  556602  Dudek And Bock Sprin               Trade/BREED SRS                       2,202.00
     12/16/99  556604  E&S Industrial Produ               Trade/BREED SRS                       6,327.00
     12/16/99  556606  El Paso Electric Co.               Trade/BREED SRS                       4,533.68
     12/16/99  556607  Environ Protective Coatings        Trade/BREED SRS                       5,396.60
     12/16/99  556614  Gerber Technology                  Trade/BREED SRS                          29.70
     12/16/99  556615  Gibbs Wire And Steel               Trade/BREED SRS                       4,648.70

    Master Account 1 299                                           Page 38 of 65

                               Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

       Date    Check   Name                              Description/Reference                   Amount
       ----    -----   ----                              ---------------------                   ------
     12/16/99  556616  John Gillen Company               Trade / BREED SRS                       9,950.27
     12/16/99  556617  Global Technology Assoc Ltd.      Trade / BREED SRS                       3,431.30
     12/16/99  556618  H & L Tool                        Trade / BREED SRS                         890.60
     12/16/99  556620  Hewlett Packard                   Trade / BREED SRS                       1,191.00
     12/16/99  556621  Industrial Plastics Works         Trade / BREED SRS                       1,120.50
     12/16/99  556623  Instrulab, Inc.                   Trade / BREED SRS                       1,200.00
     12/16/99  556629  Manpower Inc.                     Trade / BREED SRS                      51,973.99
     12/16/99  556630  Mci Telecommunications            Trade / BREED SRS                          24.02
     12/16/99  556631  Mechatronics, Inc.                Trade / BREED SRS                       3,182.50
     12/16/99  556633  Motion Industries                 Trade / BREED SRS                       1,446.36
     12/16/99  556634  Naumann Material Handling         Trade / BREED SRS                       6,237.88
     12/16/99  556635  New Dimension, Inc.               Trade / BREED SRS                       2,673.90
     12/16/99  556636  Newark Electronics                Trade / BREED SRS                       2,431.60
     12/16/99  556638  Oea, Inc.                         Trade / BREED SRS                      15,925.26
     12/16/99  556639  Oakland Office Equipment Plu      Trade / BREED SRS                          16.96
     12/16/99  556642  Packaging Services Of Tn          Trade / BREED SRS                      11,000.00
     12/16/99  556644  Paging Network Of Michigan        Trade / BREED SRS                       6,143.74
     12/16/99  556646  Paulo Products Compa              Trade / BREED SRS                       1,950.00
     12/16/99  556647  Pax Machine Works, I              Trade / BREED SRS                      11,479.59
     12/16/99  556648  Polymer Menschen                  Trade / BREED SRS                       1,390.48
     12/16/99  556651  Rco Engineering, Inc              Trade / BREED SRS                       6,054.96
     12/16/99  556654  Schenkers Internatio              Trade / BREED SRS                       1,043.53
     12/16/99  556655  A. Schulman Plastics              Trade / BREED SRS                       4,791.48
     12/16/99  556658  Southern Spring & St              Trade / BREED SRS                          77.60
     12/16/99  556659  Spartan Chemical, Inc.            Trade / BREED SRS                      30,732.50
     12/16/99  556660  Spartan Metal Finish              Trade / BREED SRS                         600.00
     12/16/99  556662  Superior Heat Treat               Trade / BREED SRS                         314.15
     12/16/99  556663  Teleconnect                       Trade / BREED SRS                       1,030.11
     12/16/99  556664  Tennessee Coatings                Trade / BREED SRS                       2,286.72
     12/16/99  556665  Thomson Precision Ba              Trade / BREED SRS                      35,000.00
     12/16/99  556666  Toolmaster                        Trade / BREED SRS                         905.75
     12/16/99  556667  Trw Fastener Divisio              Trade / BREED SRS                         164.16
     12/16/99  556668  Unique Molded Produc              Trade / BREED SRS                       1,074.00
     12/16/99  556669  Valley Ind. Shipping Supply       Trade / BREED SRS                         163.80
     12/16/99  556670  Virgina Biondo                    Trade / BREED SRS                         108.97
     12/16/99  556671  Xpedx                             Trade / BREED SRS                       3,300.60
     12/16/99  603441  MiroTool & Mfg., Inc.             Trade / BREED Hamlin                    7,200.00
     12/16/99  603442  American Freightways              Trade / BREED Hamlin                      353.57
     12/16/99  603443  Madison Freight Systems Inc       Trade / BREED Hamlin                       35.00
     12/16/99  603444  Motion Industries                 Trade / BREED Hamlin                       76.20
     12/16/99  603445  Consolidated Freightways          Trade / BREED Hamlin                      151.73
     12/16/99  603446  Tc Services Inc                   Trade / BREED Hamlin                    1,702.65
     12/16/99  603447  Price Engineering Co., Inc.       Trade / BREED Hamlin                       69.42
     12/16/99  603448  Fai                               Trade / BREED Hamlin                       70.50
     12/16/99          Ceridian Payroll Direct Deposit   Payroll                               311,759.09
     12/16/99          Ceridian Payroll Direct Deposit   Payroll                                95,687.25
     12/16/99          Ceridian Payroll Direct Deposit   Payroll                                52,327.68
     12/16/99          Ceridian Payroll Direct Deposit   Payroll                                29,565.31
     12/16/99          Ceridian Payroll Direct Deposit   Payroll                                25,468.33
     12/16/99          Ceridian Payroll Direct Deposit   Payroll                                 5,434.80
     12/16/99          Ceridian Payroll Direct Deposit   Payroll                                   905.51
     12/16/99          Ceridian Payroll Direct Deposit   Payroll                                28,811.86
     12/16/99          Gelco (Breed)                     Travel & Entertainment Funding         14,589.69
     12/16/99          Gelco (SRS)                       Travel & Entertainment Funding          6,381.82
     12/16/99          Payroll Account Funding           Payroll Check Funding Various         126,855.23
     12/16/99          Transfer to Investment Account    Transfer to Debtor Account          5,550,000.00
     12/16/99          Transfer to Investment Account    Transfer of Interest Income             2,060.60
     12/16/99          Yusen Air & Sea Services          Trade/Breed Lakeland                    3,062.76

Master Account 1299                                               Page 39 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

         Date              Check      Name                                 Description/Reference              Amount
         ----              -----      ----                                 ---------------------              ------
        12/17/99           13643     Autosplice Inc.                       Trade / BREED-Lakeland            3,832.23
        12/17/99           13644     Crozier-Nelson Sales Inc              Trade / BREED-Lakeland           14,972.76
        12/17/99           13645     Die Craftsman Intl                    Trade / BREED-Lakeland            4,949.00
        12/17/99           13646     Mci Telecommunications                Trade / BREED-Lakeland          119,953.33
        12/17/99           13647     Methode Electronics In                Trade / BREED-Lakeland          159,577.94
        12/17/99           13648     Aa Electric                           Trade / BREED-Lakeland            2,388.82
        12/17/99           13649     Action Staffing                       Trade / BREED-Lakeland              377.81
        12/17/99           13650     Adecco Inc                            Trade / BREED-Lakeland            7,730.79
        12/17/99           13651     Adt Security Systems                  Trade / BREED-Lakeland              300.00
        12/17/99           13652     Aerotek, Inc.                         Trade / BREED-Lakeland           52,495.25
        12/17/99           13653     American Electro Products             Trade / BREED-Lakeland            7,249.61
        12/17/99           13654     American Technologies                 Trade / BREED-Lakeland              475.95
        12/17/99           13655     Amp, Inc.                             Trade / BREED-Lakelano            4,905.45
        12/17/99           13656     Anchor Tool & Die Co.                 Trade / BREED-Lakeland            2,667.60
        12/17/99           13657     Apple One Employment Services         Trade / BREED-Lakeland            1,792.00
        12/17/99           13658     Astro Molding Co.                     Trade / BREED-Lakeland            3,245.00
        12/17/99           13659     At&T                                  Trade / BREED-Lakeland               16.85
        12/17/99           13660     Automatic Data Prccessing             Trade / BREED-Lakeland            4,423.14
        12/17/99           13661     Avdel Cherry Textron                  Trade / BREED-Lakeland           35,389.46
        12/17/99           13662     Bell South                            Trade / BREED-Lakeland            4,786.91
        12/17/99           13663     Boc Gases                             Trade / BREED-Lakeland              308.52
        12/17/99           13664     Bohne Spring Ind. Ltd                 Trade / BREED-Lakeland              480.00
        12/17/99           13665     Browning Ferris                       Trade / BREED-Lakeland            8,089.92
        12/17/99           13666     Ceridian                              Trade / BREED-Lakeland            5,025.50
        12/17/99           13667     City Of Lakeland                      Trade / BREED-Lakeland            1,950.42
        12/17/99           13668     Computer Sales Intl                   Trade / BREED-Lakeland            1,187.20
        12/17/99           13669     Copper State Bolt Co                  Trade / BREED-Lakeland              409.60
        12/17/99           13670     Covington Box                         Trade / BREED-Lakeland            1,724.80
        12/17/99           13671     Customer Service Electric             Trade / BREED-Lakeland              325.00
        12/17/99           13672     Void                                                                           -
        12/17/99           13673     Danka Industries                      Trade / BREED-Lakeland               90.63
        12/17/99           13674     Davenport Machine                     Trade / BREED-Lakeland            1,365.00
        12/17/99           13675     Dell Receivables L.P.                 Trade / BREED-Lakeland            4,883.42
        12/17/99           13676     Delphi Packard                        Trade / BREED-Lakeland           23,186.80
        12/17/99           13677     Dexter Auto. Materials                Trade / BREED-Lakeland              144.45
        12/17/99           13678     Dexter Safety & Industrial Products   Trade / BREED-Lakeland            4,133.70
        12/17/99           13679     Dickson Co.                           Trade / BREED-Lakeland               23.00
        12/17/99           13680     Dlf Container                         Trade / BREED-Lakeland            2,194.50
        12/17/99           13681     Dme Company                           Trade / BREED-Lakeland               47.40
        12/17/99           13682     Dme Company                           Trade / BREED-Lakeland              481.79
        12/17/99           13683     Document Imaging, Inc                 Trade / BREED-Lakeland              140.00
        12/17/99           13684     Dothan Security Inc                   Trade / BREED-Lakeland            1,948.96
        12/17/99           13685     Dynisco Polymer Test                  Trade / BREED-Lakeland              165.00
        12/17/99           13686     Edwards High Vacuum                   Trade / BREED-Lakeland              826.80
        12/17/99           13687     Efd Inc.                              Trade / BREED-Lakeland              366.88
        12/17/99           13688     Electric Services                     Trade / BREED-Lakeland              313.03
        12/17/99           13689     Electrical South                      Trade / BREED-Lakeland              516.76
        12/17/99           13690     Elektrisola Inc.                      Trade / BREED-Lakeland            4,281.22
        12/17/99           13691     Elliott Tape                          Trade / BREED-Lakeland            2,887.32
        12/17/99           13692     Ellsworth Adhesives Systems           Trade / BREED-Lakeland              157.08
        12/17/99           13693     Emhart Dodge/Heli-Coil Div.           Trade / BREED-Lakeland            5,719.53
        12/17/99           13694     Everett Charles Technologies          Trade / BREED-Lakeland              869.96
        12/17/99           13695     Falls Packaging Inc                   Trade / BREED-Lakeland              847.85
        12/17/99           13696     First Usa Financial Services          Trade / BREED-Lakeland           11,256.11
        12/17/99           13697     Fleetwing Corp                        Trade / BREED-Lakeland              281.30
        12/17/99           13698     Florida Lift                          Trade / BREED-Lakeland              772.56
        12/17/99           13699     Free Gate Fasteners                   Trade / BREED-Lakeland            1,225.00
        12/17/99           13700     Genesis Molding                       Trade / BREED-Lakeland            2,958.24

Master Account 1299                                                Page 40 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transcations, all disbursements tied to the Master Account are shown below.

 Date             Check           Name                                           Description/Reference         Amount
 ----             -----           ----                                           ---------------------         ------
 12/17/99         13701           Gerry'S Culligan Water Co.                     Trade / BREED-Lakeland        658.50
 12/17/99         13702           Gik, Inc                                       Trade / BREED-Lakeland         62.80
 12/17/99         13703           Gtm Plastics Inc                               Trade / BREED-Lakeland        638.76
 12/17/99         13704           Hai (Howard-Ayusa)                             Trade / BREED-Lakeland      9,033.09
 12/17/99         13705           Hardinge Brothers, Inc.                        Trade / BREED-Lakeland        934.00
 12/17/99         13706           Hewlett Packard Co.                            Trade / BREED-Lakeland        583.00
 12/17/99         13707           Hoover Precision Products                      Trade / BREED-Lakeland        163.20
 12/17/99         13708           Hye-Tech Machine Enterprises Inc               Trade / BREED-Lakeland      1,671.61
 12/17/99         13709           Hyland Machine Co                              Trade / BREED-Lakeland     27,620.00
 12/17/99         13710           Industrial Elec Wire & Cable                   Trade / BREED-Lakeland      7,331.35
 12/17/99         13711           Interim Tech.Staffing Solutions                Trade / BREED-Lakeland      1,717.50
 12/17/99         13712           Iron Age Corporation                           Trade / BREED-Lakeland        102.05
 12/17/99         13713           Iron Mountain                                  Trade / BREED-Lakeland      2,513.30
 12/17/99         13714           J-Com Edi Services                             Trade / BREED-Lakeland        186.00
 12/17/99         13715           John Augustine                                 Trade / BREED-Lakeland        100.00
 12/17/99         13716           Kelly Services, Inc.(Fl)                       Trade / BREED-Lakeland        725.25
 12/17/99         13717           Kentex                                         Trade / BREED-Lakeland        493.05
 12/17/99         13718           Knoxville Welding Supply                       Trade / BREED-Lakeland        123.23
 12/17/99         13719           Void
 12/17/99         13720           Krauss Maffei Co                               Trade / BREED-Lakeland     10,617.70
 12/17/99         13721           Krayden, Inc.                                  Trade / BREED-Lakeland        417.19
 12/17/99         13722           Kroll Information Svcs                         Trade / BREED-Lakeland      1,750.00
 12/17/99         13723           Landmark Systems Inc                           Trade / BREED-Lakeland        169.60
 12/17/99         13724           Landon Electric                                Trade / BREED-Lakeland        169.56
 12/17/99         13725           Leader Plating On Plastic                      Trade / BREED-Lakeland        229.35
 12/17/99         13726           Leinart'S                                      Trade / BREED-Lakeland        252.46
 12/17/99         13727           Life & Safety                                  Trade / BREED-Lakeland        371.90
 12/17/99         13728           Linc Systems                                   Trade / BREED-Lakeland         79.35
 12/17/99         13729           M & S Spring Co,Inc                            Trade / BREED-Lakeland        100.20
 12/17/99         13730           Macmillan Bloedel Containers                   Trade / BREED-Lakeland      4,071.07
 12/17/99         13731           Void
 12/17/99         13732           Manpower                                       Trade / BREED-Lakeland      1,568.86
 12/17/99         13733           Maurice'S Auto Repair                          Trade / BREED-Lakeland        588.70
 12/17/99         13734           Mc Master Carr                                 Trade / BREED-Lakeland      3,208.07
 12/17/99         13735           Mci Telecommunications                         Trade / BREED-Lakeland      1,503.70
 12/17/99         13736           Mci Telecommunications                         Trade / BREED-Lakeland        187.88
 12/17/99         13737           Mci Telecommunications                         Trade / BREED-Lakeland         92.95
 12/17/99         13738           Mcmasters Koss Co                              Trade / BREED-Lakeland        701.67
 12/17/99         13739           Melco                                          Trade / BREED-Lakeland        549.27
 12/17/99         13740           Metrology & Machines United                    Trade / BREED-Lakeland        700.00
 12/17/99         13741           Mim Industries                                 Trade / BREED-Lakeland      9,067.04
 12/17/99         13742           National Distribution                          Trade / BREED-Lakeland        447.77
 12/17/99         13743           National Serv-All                              Trade / BREED-Lakeland         18.00
 12/17/99         13744           Newark Electronics                             Trade / BREED-Lakeland      1,384.40
 12/17/99         13745           Non-Metallic Components Inc                    Trade / BREED-Lakeland      1,941.00
 12/17/99         13746           Nylok Fastener Corporation                     Trade / BREED-Lakeland     34,841.92
 12/17/99         13747           Parker Seals - O-Ring Division                 Trade / BREED-Lakeland      1,398.00
 12/17/99         13748           Parker Vision Center                           Trade / BREED-Lakeland        505.00
 12/17/99         13749           Payne Air Conditioning                         Trade / BREED-Lakeland        462.00
 12/17/99         13750           Plasticolors Inc                               Trade / BREED-Lakeland     10,655.26
 12/17/99         13751           Praxair Distribution, Inc.                     Trade / BREED-Lakeland          8.00
 12/17/99         13752           Precision Instrument                           Trade / BREED-Lakeland        495.00
 12/17/99         13753           Precision Manufacturing Co                     Trade / BREED-Lakeland      2,584.23
 12/17/99         13754           Pro Rad, Inc                                   Trade / BREED-Lakeland      5,535.00
 12/17/99         13755           Professional Compressed Air                    Trade / BREED-Lakeland        946.06
 12/17/99         13756           Pyramid Technologies, Inc.                     Trade / BREED-Lakeland      1,582.00
 12/17/99         13757           Ratonal Industrial Ltd                         Trade / BREED-Lakeland      2,280.00
 12/17/99         13758           Renditions                                     Trade / BREED-Lakeland        195.00

 Master Account 1299                                             Page 41 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

 Date        Check   Name                                   Description/Reference         Amount
 ----        -----   ----                                   ---------------------         ------
 12/17/99    13759   Resource Associates Inc                Trade / BREED-Lakeland        750.00
 12/17/99    13760   Safety Kleen (Bartow) Inc.             Trade / BREED-Lakeland      5,046.00
 12/17/99    13761   Safety Kleen Corp                      Trade / BREED-Lakeland      6,438.00
 12/17/99    13762   Safety Kleen Corp                      Trade / BREED-Lakeland     34,754.40
 12/17/99    13763   Sansara Int'L, Inc                     Trade / BREED-Lakeland        200.75
 12/17/99    13764   Sartorius Corporation                  Trade / BREED-Lakeland      1,326.00
 12/17/99    13765   Seal Methods, Inc.                     Trade / BREED-Lakeland      2,392.08
 12/17/99    13766   Sears Atlanta Commercial Credit        Trade / BREED-Lakeland        427.05
 12/17/99    13767   Smith & Richards Office Reco           Trade / BREED-Lakeland        969.77
 12/17/99    13768   Sofanou Inc                            Trade / BREED-Lakeland      1,255.80
 12/17/99    13769   Software House Intl.                   Trade / BREED-Lakeland     13,051.08
 12/17/99    13770   South Texas Air Compressors            Trade / BREED-Lakeland        200.00
 12/17/99    13771   Speedline Technologies                 Trade / BREED-Lakeland      1,547.75
 12/17/99    13772   Spoto'S Flowers & Gifts                Trade / BREED-Lakeiand        268.25
 12/17/99    13773   Sterling Commerce                      Trade / BREED-Lakeland      1,272.00
 12/17/99    13774   Void
 12/17/99    13775   T.P. Molding Inc                       Trade / BREED-Lakeland     13,535.05
 12/17/99    13776   Teco Peoples Gas                       Trade / BREED-Lakeland     36,190.53
 12/17/99    13777   Temporary Corporate Housing            Trade / BREED-Lakeland        357.60
 12/17/99    13778   Temptek, Inc.                          Trade / BREED-Lakeland        503.75
 12/17/99    13779   The Bailey Company                     Trade / BREED-Lakeland        960.89
 12/17/99    13780   Tia, Inc                               Trade / BREED-Lakeland     12,538.87
 12/17/99    13781   Tinsley Tool Supply                    Trade / BREED-Lakeland          4.55
 12/17/99    13782   Tool Smith Co.,Inc                     Trade / BREED-Lakeland     10,293.47
 12/17/99    13783   Trinary Systems Inc                    Trade / BREED-Lakeland      6,046.00
 12/17/99    13784   Trw-Fastener Div.                      Trade / BREED-Lakeland      4,260.00
 12/17/99    13785   Ww Grainger Inc                        Trade / BREED-Lakeland      1,570.12
 12/17/99    13786   Void
 12/17/99    13787   Adhesive Packaging Specialities        Trade / BREED-Lakeland      2,406.50
 12/17/99    13788   Apt Automation Inc                     Trade / BREED-Lakeland        567.90
 12/17/99    13789   Aero-Motive Company                    Trade / BREED-Lakeland      5,449.50
 12/17/99    13790   Air Centers Of Florida, Inc.           Trade / BREED-Lakeland        500.00
 12/17/99    13791   Allen Circuit Court                    Trade / BREED-Lakeland         40.00
 12/17/99    13792   American Heritage Life Insurance       Trade / BREED-Lakeland     12,217.93
 12/17/99    13793   Ashby Cross Company, Inc.              Trade / BREED-Lakeland      1,780.50
 12/17/99    13794   Avnet Electronics Mktg.                Trade / BREED-Lakeland        104.00
 12/17/99    13795   Bax Global                             Trade / BREED-Lakeland        131.90
 12/17/99    13796   Brookfield Engineering Labs            Trade / BREED-Lakeland         98.52
 12/17/99    13797   Buehler, Ltd.                          Trade / BREED-Lakeland      1,150.52
 12/17/99    13798   Cambridge Stamping Inc                 Trade / BREED-Lakeland      2,027.20
 12/17/99    13799   Carlton, Fields, Ward,                 Trade / BREED-Lakeland      1,548.73
 12/17/99    13800   Carrol Circuit Court Clerk             Trade / BREED-Lakeland        130.00
 12/17/99    13801   Void
 12/17/99    13802   Central Governmental Depository        Trade / BREED-Lakeland        120.63
 12/17/99    13803   Void
 12/17/99    13804   Clerk Of Circuit Court                 Trade / BREED-Lakeland      1,340.88
 12/17/99    13805   Clerk Of The Court                     Trade / BREED-Lakeland        504.82
 12/17/99    13806   Commissioner Of Patents & Trdmrks      Trade / BREED-Lakeland     20,000.00
 12/17/99    13807   Cr Mold Ltd                            Trade / BREED-Lakeland      5,000.00
 12/17/99    13808   Cuyahoga County                        Trade / BREED-Lakeland        214.74
 12/17/99    13809   Davis Instruments                      Trade / BREED-Lakeland      1,335.00
 12117/99    13810   Demeyer, Gerald R.                     Trade / BREED-Lakeland      1,824.98
 12/17/99    13811   Deringer Mfg. Co                       Trade / BREED-Lakeland     32,340.00
 12/17/99    13812   District Clerk'S Office                Trade / BREED-Lakeland        350.00
 12/17/99    13813   District Clerk'S Office                Trade / BREED-Lakeland        209.54
 12/17/99    13814   Void
 12/17/99    13815   Eagle Industrial                       Trade / BREED-Lakeland        310.50
 12/17/99    13816   El Paso District Clerk                 Trade / BREED-Lakeland        208.72

Master Account 1299

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999
Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

 Date       Check   Name                          Description/Reference        Amount
 ----       -----   ----                          ---------------------        --------
12/17/99    13817   Esec, Inc.                    Trade / BREED-Lakeland         3,007.40
12/17/99    13818   Express Patents               Trade / BREED-Lakeland           238.00
12/17/99    13819   Figley Die                    Trade / BREED-Lakeland           520.0O
12/17/99    13820   Florida Valve & Fitting       Trade / BREED-Lakeland           556.74
12/17/99    13821   Flsdu                         Trade / BREED-Lakeland         2,736.47
12/17/99    13822   Friend Of The Court           Trade / BREED-Lakeland           193.50
12/17/99    13823   Friend Of The Court           Trade / BREED-Lakeland           425.50
12/17/99    13824   Friend Of The Court           Trade / BREED-Lakeland           503.13
12/17/99    13825   Friend Of The Court           Trade / BREED-Lakeland           267.59
12/17/99    13826   Friend Of The Court           Trade / BREED-Lakeland         2,398.51
12/17/99    13827   Friend Of The Court           Trade / BREED-Lakeland         2,319.67
12/17/99    13828   Friend Of The Court           Trade / BREED-Lakeland           229.50
12/17/99    13829   Friend Of The Court           Trade / BREED-Lakeland         2,194.14
12/17/99    13830   Friend Of The Court           Trade / BREED-Lakeland           650.55
12/17/99    13831   Frost & Saunders, Pa          Trade / BREED-Lakeland         2,262.76
12/17/99    13832   Gateway 2000                  Trade / BREED-Lakeland         2,182.00
12/17/99    13833   Grace,Genson,Cosgrove & Sch   Trade / BREED-Lakeland         2,953.37
12/17/99    13834   Graybar Electric              Trade / BREED-Lakeland           692.41
12/17/99    13835   Harvey Kruse, P.C.            Trade / BREED-Lakeland        25,995.58
12/17/99    13836   Highland Mfg Co. (ltw)        Trade / BREED-Lakeland       300,000.00
12/17/99    13837   Huck Jacobson -Medina         Trade / BREED-Lakeland           500.00
12/17/99    13838   Industrial Electric Supply    Trade / BREED-Lakeland         1,624.00
12/17/99    13839   Ingersoll-Rand Company        Trade / BREED-Lakeland         2,162.00
12/17/99    13840   Innovative Tool               Trade / BREED-Lakeland           412.55
12/17/99    13841   Intergroup Of Arizona         Trade / BREED-Lakeland        11,215.64
12/17/99    13842   Intermec Corp (FI)            Trade / BREED-Lakeland           796.74
12/17/99    13843   Internal Revenue Service      Trade / BREED-Lakeland            25.00
12/17/99    13844   Internal Revenue Service      Trade / BREED-Lakeland            50.00
12/17/99    13845   Internal Revenue Service      Trade / BREED-Lakeland            75.00
12/17/99    13846   Jacobs & Thompson             Trade / BREED-Lakeland           252.00
12/17/99    13847   Jae Electronics               Trade / BREED-Lakeland           560.52
12/17/99    13848   James Publishing              Trade / BREED-Lakeland            39.98
12/17/99    13849   Jauregui, Navarret            Trade / BREED-Lakeland         4,149.27
12/17/99    13850   Kershaw Industrial            Trade / BREED-Lakeland           895.81
12/17/99    13851   Krayden, Inc.                 Trade / BREED-Lakeland           350.00
12/17/99    13852   Lab Safety Supply             Trade / BREED-Lakeland         1,216.20
12/17/99    13853   Lankler, Siffert & Wohl Llp   Trade / BREED-Lakeland           725.86
12/17/99    13854   Larry Mccurdy                 Trade / BREED-Lakeland         1,250.00
12/17/99    13855   Law Journal Press             Trade / BREED-Lakeland           132.98
12/17/99    13856   Void                          Trade / BREED-Lakeland                -
12/17/99    13857   Lexis                         Trade / BREED-Lakeland            76.23
12/17/99    13858   Lumonics Corporation          Trade / BREED-Lakeland           257.00
12/17/99    13859   Magnetic Shield Division      Trade / BREED-Lakeland           990.00
12/17/99    13860   Marietti E Gislon             Trade / BREED-Lakeland           820.00
12/17/99    13861   Marks & Clerk                 Trade / BREED-Lakeland         1,107.00
12/17/99    13862   Mayco Plastics Inc            Trade / BREED-Lakeland       260,000.00
12/17/99    13863   Metalex                       Trade / BREED-Lakeland         2,500.00
12/17/99    13864   Mid Florida Satellite & Ele   Trade / BREED-Lakeland         1,704.42
12/17/99    13865   National Tool & Cam Co.       Trade / BREED-Lakeland           286.00
12/17/99    13866   Office Of Chapter 13 Trustee  Trade / BREED-Lakeland           741.00
12/17/99    13867   Office Of The Atty General    Trade / BREED-Lakeland           198.00
12/17/99    13868   Pan Pacific                   Trade / BREED-Lakeland            95.62
12/17/99    13869   Patricia G Richards           Trade / BREED-Lakeland           675.85
12/17/99    13870   Phyllis Bracher, Trustee      Trade / BREED-Lakeland           325.00
12/17/99    13871   Potts, Kathleen               Trade / BREED-Lakeland           500.00
12/17/99    13872   Power Generation Tech.        Trade / BREED-Lakeland            70.52
12/17/99    13873   Prairie Technology Group      Trade / BREED-Lakeland         8,690.00
12/17/99    13874   Precise Motion And Control    Trade / BREED-Lakeland         1,609.14

Master Account 1299                                               Page 43 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999
Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

 Date       Check     Name                                  Description/Reference           Amount
 ----       -----     ----                                  ---------------------         --------
12/17/99    13875    Precision Resource                     Trade / BREED-Lakeland        4,680.00
12/17/99    13876    Raymond S. Castro, P.A.                Trade / BREED-Lakeland          111.00
12/17/99    13877    Redux Intl Corp                        Trade / BREED-Lakeland        1,403.52
12/17/99    13878    Registry Of The Court                  Trade / BREED-Lakeland          113.00
12/17/99    13879    Reid Tool Supply Co.                   Trade / BREED-Lakeland            9.92
12/17/99    13880    Reilly, John P.                        Trade / BREED-Lakeland        1,250.00
12/17/99    13881    Riess, John M.                         Trade / BREED-Lakeland        2,921.73
12/17/99    13882    Safety Shoe Distributors               Trade / BREED-Lakeland          766.46
12/17/99    13883    Schellin & Associates                  Trade / BREED-Lakeland          668.00
12/17/99    13884    Seltek Co.                             Trade / BREED-Lakeland        3,220.01
12/17/99    13885    Void                                                                        -
12/17/99    13886    Void                                                                        -
12/17/99    13887    Southern Union Gas                     Trade / BREED-Lakeland          207.76
12/17/99    13888    Stan Weaver & Company                  Trade / BREED-Lakeland        1,250.80
12/17/99    13889    Stephen Gould Corp.                    Trade / BREED-Lakeland        1,293.01
12/17/99    13890    Superior Credit Serv                   Trade / BREED-Lakeland           78.53
12/17/99    13891    System Components Corp.                Trade / BREED-Lakeland        5,930.00
12/17/99    13892    Tampa Armature Works                   Trade / BREED-Lakeland          917.35
12/17/99    13893    Tarrant County                         Trade / BREED-Lakeland          230.77
12/17/99    13894    Techni-Tool Inc.                       Trade / BREED-Lakeland          216.11
12/17/99    13895    Texas Guaranteed Student               Trade / BREED-Lakeland          154.00
12/17/99    13896    Tilly & Graves P.C.                    Trade / BREED-Lakeland          949.49
12/17/99    13897    Treasurer Of Virginia                  Trade / BREED-Lakeland          592.00
12/17/99    13898    Tsac                                   Trade / BREED-Lakeland          199.06
12/17/99    13899    Valley Industrial Supplier & Equip     Trade / BREED-Lakeland          169.50
12/17/99    13900    W.P.Thompson & Co                      Trade / BREED-Lakeland        5,950.00
12/17/99    13901    Weltman, Weinberg & Reis Co. Lpa       Trade / BREED-Lakeland          244.51
12/17/99    13902    Wilmington Trust Co                    Trade / BREED-Lakeland           60.00
12/17/99    13903    Wimberly Lawson & Seale                Trade / BREED-Lakeland          474.45
12/17/99    13904    Withers & Rogers                       Trade / BREED-Lakeland        5,883.00
12/17/99    13905    Wssr                                   Trade / BREED-Lakeland          291.31
12/17/99    22208    Diversified Industries                 Trade / BREED SRS               450.00
12/17/99    22209    Orbitform Inc.                         Trade / BREED SRS             1,130.00
12/17/99    22210    Yellow Freight System                  Trade / BREED SRS               189.32
12/17/99    22211    R.L. Zeigler Company                   Trade / BREED SRS             4,233.00
12/17/99    22212    Dynacast Inc.                          Trade / BREED SRS            12,800.00
12/17/99    22213    Clariant                               Trade / BREED SRS               650.00
12/17/99    556672   Acme Machine Automatics, Inc.          Trade / BREED SRS             1,787.58
12/17/99    556673   Actwu Southern Regl.                   Trade / BREED SRS             1,179.67
12/17/99    556674   Alabama Power                          Trade / BREED SRS               291.75
12/17/99    556675   Albis Corporation                      Trade / BREED SRS             7,260.00
12/17/99    556678   Almont Screw Product                   Trade / BREED SRS             3,315.00
12/17/99    556679   American Office Prod                   Trade / BREED SRS               419.12
12/17/99    556682   Anchor Tool & Die Co                   Trade / BREED SRS            21,201.09
12/17/99    556686   Automatic Spring Pro                   Trade / BREED SRS            14,517.28
12/17/99    556687   Betz Dearborn, Inc.                    Trade / BREED SRS             2,036.40
12/17/99    556688   James A. Carroll                       Trade / BREED SRS               236.25
12/17/99    556689   Bowman Distribution                    Trade / BREED SRS               194.02
12/17/99    556693   Central Child Support                  Trade / BREED SRS             1,037.34
12/17/99    556694   Certified Tool & Mfg                   Trade / BREED SRS               583.95
12/17/99    556696   Contours Incorporated                  Trade / BREED SRS            18,414.40
12/17/99    556697   Corporate Express                      Trade / BREED SRS               186.91
12/17/99    556698   David Whitaker                         Trade / BREED SRS               628.00
12/17/99    556702   Dsi Security Service                   Trade / BREED SRS             3,085.44
12/17/99    556706   El Paso Industrial Supplies            Trade / BREED SRS             1,656.70
12/17/99    556708   Fin Clair Corporation                  Trade / BREED SRS            24,309.94
12/17/99    556711   Free-Gate Fasteners                    Trade / BREED SRS               168.82
12/17/99    556712   Geocomm                                Trade / BREED SRS             9,043.69

Master Account 1299                                               Page 44 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

  Date     Check    Name                              Description/Reference       Amount
  ----     -----    ----                              ---------------------       ------
12/17/99   556714   John Gillen Company               Trade / BREED SRS           3,114.07
12/17/99   556716   Higgins Electric Inc              Trade / BREED SRS           3,340.87
12/17/99   556718   Industrial Sewing Machines        Trade / BREED SRS             310.89
12/17/99   556722   lso+Plus International            Trade / BREED SRS           2,519.90
12/17/99   556724   K And K Stamping                  Trade / BREED SRS             984.50
12/17/99   556726   Knox County 4Th Circuit Ct.       Trade / BREED SRS             117.60
12/17/99   556727   Knox County Juvenile Court        Trade / BREED SRS             108.61
12/17/99   556728   C.B. Lay Customs Bro              Trade / BREED SRS           4,844.00
12/17/99   556730   Manpower Temporary S              Trade / BREED SRS           3,870.40
12/17/99   556731   Manpower Inc.                     Trade / BREED SRS           7,330.25
12/17/99   556732   Mci Telecommunications            Trade / BREED SRS              11.77
12/17/99   556733   Mcmaster-Carr                     Trade / BREED SRS              79.36
12/17/99   556736   Mold Rite Tool Inc.               Trade / BREED SRS          56,650.00
12/17/99   556740   Oea, Inc.                         Trade / BREED SRS          10,251.54
12/17/99   556741   Oakland Office Equipment Plu      Trade / BREED SRS             433.28
12/17/99   556742   Olymco Incorporated               Trade / BREED SRS           2,655.88
12/17/99   556747   Peterson Manufacturi              Trade / BREED SRS             904.50
12/17/99   556749   Picanol Of America                Trade / BREED SRS           2,679.99
12/17/99   556750   Plating Specialties,              Trade / BREED SRS             640.00
12/17/99   556752   Quality Industrial S              Trade / BREED SRS             540.00
12/17/99   556753   R&I Manufacturing Company         Trade / BREED SRS             329.85
12/17/99   556754   Randy Nykamp                      Trade / BREED SRS          32,514.00
12/17/99   556759   T J Snow Company, In              Trade / BREED SRS           1,061.00
12/17/99   556760   Southeast Alabama Ga              Trade / BREED SRS           2,033.12
12/17/99   556763   Tennessee Coatings                Trade / BREED SRS          13,550.45
12/17/99   556764   Therm Alliance                    Trade / BREED SRS          30,111.00
12/17/99   556766   Toner Recycling & Service         Trade / BREED SRS             300.00
12/17/99   556767   U.S. Department Of Education      Trade / BREED SRS              89.19
12/17/99   556768   Ultraform Industries              Trade / BREED SRS           2,505.60
12/17/99   556770   United Way Of Greater Knox        Trade / BREED SRS              77.40
12/17/99   556771   Us Bancruptcy Court /Chptl3       Trade / BREED SRS             983.75
12/17/99   556773   Us Wire & Rope                    Trade / BREED SRS           2,278.12
12/17/99   556774   Valley Lubricants                 Trade / BREED SRS             984.00
12/17/99   603449   Unisource Worldwide Inc.          Trade / BREED Hamlin          264.82
12/17/99   603450   American Freightways              Trade / BREED Hamlin          189.56
12/17/99   603451   Madison Freight Systems Inc       Trade / BREED Hamlin           35.00
12/17/99   603452   Ashby Cross Co. Inc.              Trade / BREED Hamlin          276.86
12/17/99   603453   Price Engineering Co., Inc.       Trade / BREED Hamlin           67.98
12/17/99   603454   Grainger Industrial Supply        Trade / BREED Hamlin          149.24
12/17/99   603455   Void                                                               -
12/17/99   603456   A-C Supply, Inc.                  Trade / BREED Hamlin          315.22
12/17/99   603457   Abbott Plastics, Inc.             Trade / BREED Hamlin          151.69
12/17/99   603458   Aga Gas Inc.                      Trade / BREED Hamlin          293.92
12/17/99   603459   American Health & Safety          Trade / BREED Hamlin          277.71
12/17/99   603460   Apple Rubber Products Inc         Trade / BREED Hamlin          414.25
12/17/99   603461   Aramark Uniform Services          Trade / BREED Hamlin          373.89
12/17/99   603462   Artistic Plating Co               Trade / BREED Hamlin          215.53
12/17/99   603463   Asc Pumping Equipment             Trade / BREED Hamlin          495.50
12/17/99   603464   Best Software, Inc.               Trade / BREED Hamlin        2,648.00
12/17/99   603465   Braas Company                     Trade / BREED Hamlin           51.15
12/17/99   603466   Camco Commercial Cam Co Inc       Trade / BREED Hamlin           92.43
12/17/99   603467   Chapter 13 Trustee                Trade / BREED Hamlin           62.00
12/17/99   603468   Cinderella/Sheps Cleaning         Trade / BREED Hamlin        1,573.85
12/17/99   603469   Clark Office Supply Co            Trade / BREED Hamlin          549.21
12/17/99   603470   Consolidated Plastics             Trade / BREED Hamlin        1,102.21
12/17/99   603471   Contact East                      Trade / BREED Hamlin          431.82
12/17/99   603472   Dale Electronics, Inc.            Trade / BREED Hamlin        2,582.25
12/17/99   603473   Diversified Personnel Servic      Trade / BREED Hamlin        2,964.41

Master Account 1299                                                page 45 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

  Date     Check    Name                              Description/Reference       Amount
  ----     -----    ----                              ---------------------       ------
12/17/99   603474     Devor Tool & Die, Inc.         Trade / BREED Hamlin         6,281.25
12/17/99   603475     East Lake Storage              Trade / BREED Hamlin           300.00
12/17/99   603476     Electric Motor Service         Trade / BREED Hamlin           196.52
12/17/99   603477     Electro Insulation Corp        Trade / BREED Hamlin           135.55
12/17/99   603478     Elkem                          Trade / BREED Hamlin         1,850.73
12/17/99   603479     Ellsworth Adhesive             Trade / BREED Hamlin           320.37
12/17/99   603480     Exacto Spring                  Trade / BREED Hamlin         5,482.08
12/17/99   603481     Executrain                     Trade / BREED Hamlin         1,121.00
12/17/99   603482     Falls Packaging                Trade / BREED Hamlin           435.40
12/17/99   603483     Fastenal Company               Trade / BREED Hamlin           460.20
12/17/99   603484     Flambeau Micro Co              Trade / BREED Hamlin        25,356.70
12/17/99   603485     General Wire & Stamping Co     Trade / BREED Hamlin         3,400.00
12/17/99   603486     Great Lakes Rubber & Suoply    Trade / BREED Hamlin           155.91
12/17/99   603487     Great-West                     Trade / BREED Hamlin        34,562.07
12/17/99   603488     Gte                            Trade / BREED Hamlin           211.00
12/17/99   603489     Gza Geo-Environmental, Inc.    Trade / BREED Hamlin         2,101.32
12/17/99   603490     Halvorson Metals               Trade / BREED Hamlin           426.45
12/17/99   603491     Harder Paper & Packaging       Trade / BREED Hamlin           127.16
12/17/99   603492     Herlache Industrial            Trade / BREED Hamlin            96.72
12/17/99   603493     Kdf Electronic & Vacuum Inc.   Trade / BREED Hamlin           228.30
12/17/99   603494     L.M. Area School Dist          Trade / BREED Hamlin           140.00
12/17/99   603495     Lake Country Publications      Trade / BREED Hamlin           378.30
12/17/99   603496     Lake Mills Leader              Trade / BREED Hamlin           235.18
12/17/99   603497     Liza Brandt                    Trade / BREED Hamlin            32.12
12/17/99   603498     Loeder Oil Co                  Trade / BREED Hamlin            51.50
12/17/99   603499     Ltd Technologies               Trade / BREED Hamlin           493.00
12/17/99   603500     Manpower                       Trade / BREED Hamlin           125.55
12/17/99   603501     Markgraf Collection Agency     Trade / BREED Hamlin            25.00
12/17/99   603502     Master Machine Tools, Inc.     Trade / BREED Hamlin           672.10
12/17/99   603503     Mci Telecommunications         Trade / BREED Hamlin            40.78
12/17/99   603504     Mcmaster-Carr Supply Co        Trade / BREED Hamlin           236.50
12/17/99   603505     Mongue & Wilt S.C.             Trade / BREED Hamlin            30.00
12/17/99   603506     Monogue & Witt-F.C.            Trade / BREED Hamlin            25.00
12/17/99   603507     Msc Industrial Supply Co       Trade / BREED Hamlin           390.77
12/17/99   603508     Neff Engineering Of Wi Inc     Trade / BREED Hamlin           661.27
12/17/99   603509     Norrell                        Trade / BREED Hamlin         4,806.99
12/17/99   603510     Northern Tool & Equipment      Trade / BREED Hamlin         1,756.26
12/17/99   603511     Penn Tool Company              Trade / BREED Hamlin            35.70
12/17/99   603512     Pieper Power                   Trade / BREED Hamlin         4,332.91
12/17/99   603513     Pioneer Metal Finishing        Trade / BREED Hamlin           516.00
12/17/99   603514     Pitney Bowes Inc.              Trade / BREED Hamlin           112.43
12/17/99   603515     Power/Mation                   Trade / BREED Hamlin           329.71
12/17/99   603516     Proforma Technigraphics        Trade / BREED Hamlin         4,349.14
12/17/99   603517     Reed Switch Developments       Trade / BREED Hamlin         1,791,37
12/17/99   603518     Safeco Life Insurance Compan   Trade / BREED Hamlin        14,088.64
12/17/99   603519     Sergenians Flooring            Trade / BREED Hamlin           144.00
12/17/99   603520     Sgm Armtek Inc                 Trade / BREED Hamlin           127.18
12/17/99   603521     Shadow Fax, Inc.               Trade / BREED Hamlin           261.64
12/17/99   603522     Smith Of Galeton Gloves, Inc   Trade / BREED Hamlin           275.80
12/17/99   603523     Subway                         Trade / BREED Hamlin            94.53
12/17/99   603524     Techstaff, Inc.                Trade / BREED Hamlin         7,833.50
12/17/99   603525     Timothy Brown                  Trade / BREED Hamlin            41.23
12/17/99   603526     Vwr Scientific Inc             Trade / BREED Hamlin           276.51
12/17/99   603527     Werner Electric                Trade / BREED Hamlin         2,269.82
12/17/99   603528     William Chatterton, Trustee    Trade / BREED Hamlin            17.00
12/17/99   603529     Wisconsin Dept Of Revenue      Trade / BREED Hamlin           365.31
12/17/99   603530     Wisconsin Sctf                 Trade / BREED Hamlin         1,580.99
12/17/99   603531     Unholtz-Dickie Corporation     Trade / BREED Hamlin           260.00

Master Account 1299                                            Page 46 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

  Date       Check    Name                                     Description/Reference                   Amount
  ----       -----    ----                                     ---------------------                   ------
12/17/99              ABN-AMRO/Mexican Disbursement Account    Transfer to Non-Debtor                174,697.59
12/17/99              Ashland Chemical                         Trade / Breed SRS                       9,900.00
12/17/99              Autoliv Japan                            Trade / Breed Lakeland                  2,429.44
12/17/99              Avery Dennison                           Trade / Breed Lakeland                 25,000.00
12/17/99              Camcar Textron                           Trade / Breed Lakeland                  1,712.00
12/17/99              Cavalli                                  Trade / Breed Lakeland                 20,311.20
12/17/99              Cavalli                                  Trade / Breed Lakeland                 20,311.20
12/17/99              Cimtek                                   Trade / Breed Lakeland                161,420.00
12/17/99              Coats Bell                               Trade / Breed Lakeland                 25,000.00
12/17/99              Crest Ultrasonics                        Trade / Breed Lakeland                 35,350.00
12/17/99              CTC Engineering                          Trade / Breed Lakeland                 50,000.00
12/17/99              Cuinba                                   Trade / Breed Lakeland                169,746.13
12/17/99              Dupont                                   Trade / Breed SRS                       6,300.00
12/17/99              Empaques Rio Grande                      Trade / Breed Lakeland                 40,000.00
12/17/99              Gelco (Breed)                            Travel & Entertainment Funding         10,189.11
12/17/99              Gelco (SRS)                              Travel & Entertainment Funding         14,529.79
12/17/99              Gibbs Die Casting                        Trade / Breed Lakeland                750,000.00
12/17/99              Halltech, Inc.                           Trade / Breed Lakeland                  1,038.13
12/17/99              Hitachi Metals                           Trade / Breed Lakeland                 26,105.17
12/17/99              Industrial Electric                      Trade / Breed Lakeland                 12,352.80
12/17/99              Jesses Enterprise                        Trade / Breed Lakeland                  1,540.00
12/17/99              Kane Magnetics                           Hamlin - Trade                        124,982.16
12/17/99              Maderas                                  Trade / Breed Lakeland                 30,000.00
12/17/99              Metal Impact Corporation                 Trade / Breed Lakeland                 60,000.00
12/17/99              Nippon Carbide                           Trade / Breed Lakeland                 32,027.60
12/17/99              Nippon Carbide                           Trade / Breed Lakeland                 32,027.60
12/17/99              Pasubio                                  Trade / Breed Lakeland                 19,715.74
12/17/99              Payroll Account Funding                  Payroll Check Funding Various          98,686.18
12/17/99              PLS                                      Trade / Breed Lakeland                740,244.00
12/17/99              Questar                                  Trade / Breed Lakeland                  1,511.91
12/l7/99              Rocky Mountain Plastics                  Trade / Breed SRS                     300,000.00
12/17/99              Seton Company                            Trade / Breed Lakeland                  8,500.00
12/17/99              SFS Stadler                              Trade / Breed SRS                     104,007.55
12/17/99              SGM Armtek                               Trade / Breed Lakeland                 13,320.00
12/17/99              Transfer to Investment Account           Transfer of Interest Income             5,735.74
12/17/99              U.P.S.                                   AP - UPS Bill                          53,219.01
12/17/99              Yazaki North America                     Trade / Breed Lakeland                 19,551.84
12/20/99     13906    Void
12/20/99     13907    R & L Carriers                           Trade / BREED-Lakeland                    158.93
12/20/99     13936    Void
12/20/99     22214    Michigan Rivet Corpo                     Trade / BREED SRS                         375.00
12/20/99     22215    Regency Plastics, Inc.                   Trade / BREED SRS                     400,000.00
12/20/99     22216    Warren Electric Company                  Trade / BREED SRS                         665.00
12/20/99     22217    Packaging Corp. Of A                     Trade / BREED SRS                         473.55
12/20/99     22218    Akzo Coating                             Trade / BREED SRS                      40,489.00
12/20/99     22219    Max Oil Company Inc                      Trade / BREED SRS                          45.94
12/20/99     22220    Aristocrat Stamping                      Trade / BREED SRS                     150,000.00
12/20/99     22221    Berney, Inc.                             Trade / BREED SRS                       2,903.00
12/20/99     22222    Aramada Rubber Manufa                    Trade / BREED SRS                       3,500.00
12/20/99     22223    Atlantic Tool And Die                    Trade / BREED SRS                     300,000.00
12/20/99    556777    Acme Machine Automatics, Inc             Trade / BREED SRS                       1,063.17
12/20/99    556781    Amerigas                                 Trade / BREED SRS                          56.45
12/20/99    556782    Amp Incorporated                         Trade / BREED SRS                       2,421.00
12/20/99    556785    Apca Finishers, Inc                      Trade / BREED SRS                       4,191.00
12/20/99    556786    Arbill Glove & Safety Prod               Trade / BREED SRS                       3,543.25
12/20/99    556789    Atlas Sewing Parts                       Trade / BREED SRS                       1,638.03
12/20/99    556790    Automatic Spring Pro                     Trade / BREED SRS                       9,383.70
12/20/99    556791    Autosplice, Inc.                         Trade / BREED SRS                       5,000.00

Master Account 1299                                               Page 47 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999
Note: The Debtors Master Account is tied to various Zero-Balance Account, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disburesments tied the Master Mcount are shown below.

    Date        Check   Name                            Description/Reference      Amount
    ----        -----   ----                            ---------------------      ------
  12/20/99     556795   Bergen Cable Technclogy, Inc    Trade / BREED SRS       32,033.36
  12/20/99     556797   Todd Bingham                    Trade / BREED SRS          805.00
  12/20/99     556799   Border States Electr            Trade / BREED SRS        1,529.30
  12/20/99     556803   Central Kentucky Pro            Trade / BREED SRS       13,170.32
  12/20/99     556804   Certified Tool & Mfg            Trade / BREED SRS        7,591.35
  12/20/99     556805   Chenowth Racing Prod            Trade / BREED SRS       18,925.25
  12/20/99     556808   Coast To Coast Indus            Trade / BREED SRS          252.36
  12/20/99     556810   Compound Technologies           Trade / BREED SRS        5,578.50
  12/20/99     556811   Computer Sales International    Trade / BREED SRS        1,925.13
  12/20/99     556814   Dickson Associates              Trade / BREED SRS        2,696.11
  12/20/99     556815   Dieugenio Tool Center           Trade / BREED SRS        1,389.62
  12/20/99     556818   Dsi Security Service            Trade / BREED SRS        3,122.60
  12/20/99     556819   Dudek And Bock Sprin            Trade / BREED SRS       28,854.64
  12/20/99     556824   Eclipse Mold, Incorp            Trade / BREED SRS       75,666.57
  12/20/99     556825   Eclipse Mold, Incorp            Trade / BREED SRS       10,440.00
  12/20/99     556827   Eclipse Mold. Incorp            Trade / BREED SRS        2,916.67
  12/20/99     556328   Eclipse Mold, Inccrp            Trade / BREED SRS        2,550.00
  12/20/99     556829   Eclipse Mold. Incorp            Trade / BREED SRS        2,441.67
  12/20/99     556831   Electrical Insulation Suppl     Trade / BREED SRS          103.21
  12/20/99     556832   Engineering Systems             Trade / BREED SRS        5,776.00
  12/20/99     556835   Erdie Paper Tube Company        Trade / BREED SRS          119.70
  12/20/99     556836   Fin Clair Corporatio            Trade / BREED SRS       36,497.57
  12/20/99     556837   Fisher Dynamics                 Trade / BREED SRS        6,456.24
  12/20/99     556839   Forsythe Mcarthur               Trade / BREED SRS        3,049.00
  12/20/99     556842   General Labels                  Trade / BREED SRS       12,707.40
  12/20/99     556843   Gibbs Wire And Steel            Trade / BREED SRS       30,324.84
  12/20/99     556844   John Gillen Company             Trade / BREED SRS       25,152.14
  12/20/99     556846   Higgins Electric Inc            Trade / BREED SRS          820.12
  12/20/99     556847   Hp Business Store               Trade / BREED SRS        3,509.90
  12/20/99     556849   Industrial Electrical Svc In    Trade / BREED SRS          990.00
  12/20/99     556850   Industrial Sewing Machines      Trade / BREED SRS          427.90
  12/20/99     556855   Jackson Spring & Man            Trade / BREED SRS          351.85
  12/20/99     556857   Keyence Corp.                   Trade / BREED SRS          248.00
  12/20/99     556859   Lampco Industries               Trade / BREED SRS          114.75
  12/20/99     556860   Machinery Sales                 Trade / BREED SRS        2,906.00
  12/20/99     556862   Mcmaster-Carr                   Trade / BREED SRS          154.87
  12/20/99     556866   Motion Industries               Trade / BREED SRS        1,775.24
  12/20/99     556867   Msx International In            Trade / BREED SRS       23,416.32
  12/20/99     556872   Newark Electronics              Trade / BaEED SRS        1,381.14
  12/20/99     556873   Oea, Inc.                       Trade / BREED SRS       30,742.92
  12/20/99     556877   Pax Machine Works, I            Trade / BREED SRS       32,106.45
  12/20/99     556878   Penn Engineering & Mfg          Trade / BREED SRS          134.00
  12/20/99     556879   Perfection Powder Co            Trade / BREED SRS          869.82
  12/20/99     556880   Peterson Manufacturi            Trade / BREED SRS          419.40
  12/20/99     556881   Petschke Manufacturi            Trade / BREED SRS          295.00
  12/20/99     556882   Picanol Of America              Trade / BREED SRS        1,170,82
  12/20/99     556884   Polymer Service Corp            Trade / BREED SRS        2,702.70
  12/20/99     556888   Quasar                          Trade / BREED SRS        9,625.00
  12/20/99     556889   Quest                           Trade / BREED SRS       15,000.00
  12/20/99     556891   Rb&W Corporation                Trade / BREED SRS          372.00
  12/20/99     556892   Regal Steel Company             Trade / BREED SRS       23,961.68
  12/20/99     556895   Sandvik Steel - Spri            Trade / BREED SRS        1,882.80
  12/20/99     556899   Sprinter Marking Inc            Trade / BREED SRS          975.51
  12/20/99     556903   Teleconnect                     Trade / BREED SRS          308.52
  12/20/99     556904   Tennessee Coatings              Trade / BREED SRS       13,497.74
  12/20/99     556906   Tno-Madymo North Ame            Trade / BREED SRS        7,600.00
  12/20/99     556907   Transamerica Lubricants         Trade / BREED SRS        8,800.00
  12/20/99     556909   Trw Fastener Divisio            Trade / BREED SRS          245.00

Master Account 1299                                                Page 48 of 65

                               Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master account are shown below.

  Date            Check      Name                                     Description/Reference                      Amount
  ----            -----      ----                                     ---------------------                      ------
12/20/99          556910     Ultraform Industries                      Trade / BREED SRS                          1,836.42
12/20/99          556911     International Paper                       Trade / BREED SRS                         15,442.83
12/20/99          556913     Unique Molded Produc                      Trade / BREED SRS                         43,896.15
12/20/99          556914     United Testing Systems                    Trade / BREED SRS                            170.19
12/20/99          556915     Us Wire & Rope                            Trade / BREED SRS                          4,420.00
12/20/99          556916     Waste Management                          Trade / BREED SRS                            516.00
12/20/99          556920     Work Loss Management, Inc.                Trade / BREED SRS                             26.00
12/20/99          603532     Carpenter Tech Corp                       Trade / BREED Hamlin                      19,705.42
12/20/99          603533     Columbus Chemical Ind Inc                 Trade / BREED Hamlin                         349.07
12/20/99          603534     Newark Electronics                        Trade / BREED Hamlin                         344.99
12/20/99          603535     Associated Spring                         Trade / BREED Hamlin                         170.77
12/20/99          603536     Airgas Lyons, Inc.                        Trade / BREED Hamlin                         345.36
12/20/99          603537     Worklon Uniforms                          Trade / BREED Hamlin                         758.00
12/20/99          603538     Eco America, Inc.                         Trade / BREED Hamiin                         580.04
12/20/99                     ADP Payroll Tax                           FICA                                       9,636.78
12/20/99                     ADP Payroll Tax                           FICA Match                                 9,636.88
12/20/99                     ADP Payroll Tax                           FIT W/H                                   20,167.13
122/0/99                     ADP Payroll Tax                           Medicare                                   2,253.79
12/20/99                     ADP Payroll Tax                           Medicare Match                             2,253.79
12/20/99                     ADP Payroll Tax                           Payroll Tax SRS                           90,688.72
12/20/99                     Atlantic Research Corp                    Trade / Breed Lakeland                   700,000.00
12/20/99                     Camcar Textron                            Trade / Breed SRS                         14,688.56
12/20/99                     FL Dept of Revenue                        Sales Tax                                     95.11
12/20/99                     Gelco (Breed)                             Travel & Entertainment                     2,361.01
12/20/99                     Gelco (SRS)                               Travel & Entertainment                     1,290.45
12/20/99                     Northern Diecast                          Trade / Breed SRS                        139,210.21
12/20/99                     Payroll Account Funding                   Payroll Check Funding Various            358,820.23
12/20/99                     Transfer to Investment Account            Transfer of Interest Income                1,009.77
12/21/99          13908      Acs Industries, Inc.                      Trade / BREED-Lakeland                    23,472.82
12/21/99          13909      Adt Security Systems                      Trade / BREED-Lakeland                       350.26
12/21/99          13910      Advantage Electronics                     Trade / BREED-Lakeland                        68.48
12/21/99          13911      Amp, Inc.                                 Trade / BREED-Lakeland                       496.34
12/21/99          13912      Angel San Inocencio                       Trade / BREED-Lakeland                    10,545.00
12/21/99          13913      Avdel Cherry Textron                      Trade / BREED-Lakeland                     9,582.10
12/21/99          13914      Void                                                                                        -
12/21/99          13915      Void                                                                                        -
12/21/99          13916      Delphi Packard                            Trade / BREED-Lakeland                       212.50
12/21/99          13917      Void                                                                                        -
12/21/99          13918      Dif Container                             Trade / BREED-Lakeland                     3,450.00
12/21/99          13919      Ge Capital Fleet Services                 Trade / BREED-Lakeland                    18,631.51
12/21/99          13920      Giovanni Magistrali                       Trade / BREED-Lakeland                     1,250.00
12/21/99          13921      Holt & Associates                         Trade / BREED-Lakeland                       173.00
12/21/99          13922      Hurta, Deborah                            Trade / BREED-Lakeland                       405.00
12/21/99          13923      Hye-Tech Machine Enterprises Inc          Trade / BREED-Lakeland                     1,357.30
12/21/99          13924      Industrial Filter Mfg.                    Trade / BREED-Lakeland                       855.25
12/21/99          13925      Integrated System Tech.Inc                Trade / BREED-Lakeland                     5,997.48
12/21/99          13926      K.F. Electronics                          Trade / BREED-Lakeland                       491.50
12/21/99          13927      Lakeland Electric & Water                 Trade / BREED-Lakeland                    44,348.37
12/21/99          13928      Mayco Plastics Inc                        Trade / BREED-Lakeland                 1,079,749.18
12/21/99          13929      Mci International/Wui, Inc.               Trade / BREED-Lakeland                     6,323.24
12/21/99          13930      Mci Telecommunications                    Trade / BREED-Lakeland                       220.83
12/21/99          13931      Parker Seals -O-Ring Division             Trade / BREED-Lakeland                     1,165.00
12/21/99          13932      Plasticolors Inc                          Trade / BREED-Lakeland                    31,885.8S
12/21/99          13933      Software House Intl.                      Trade / BREED-Lakeland                     3,617.94
122/1/99          13934      Stevens Company, Inc.                     Trade / BREED-Lakeland                     3,092.50
12/21/99          13935      Wimberly Lawson & Seale                   Trade / BREED-Lakeland                       641.50
12/21/99          13937      Bax Global                                Trade / BREED-Lakeland                       299.24
12/21/99          13938      Central Child Support Receip. Unit        Trade / BREED-Lakeland                       416.68

Master Account 1299                                             Page 49 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

Date         Check   Name                                 Description/Reference                    Amount
----         -----   ----                                 ---------------------                    ------
12/21/99     13939   R & L Carriers                        Trade / BREED-Lakeland                   56.35
12/21/99     13940   Yellow Freight                        Trade / BREED-Lakeland                  303.29
12/21/99     13941   Basham, Ringe Y Correa.S C.           Trade / BREED-Lakeland                  743.00
12/21/99     13942   Buehler, Ltd.                         Trade / BREED-Lakeland                1,151.98
12/21/99     13943   Butech Pressure Systems               Trade / BREED-Lakeland                  375.65
12/21/99     13944   Capsonic Group, Inc.                  Trade / BREED-Lakeland               20,067.42
12/21/99     13945   Central Child Support Receip. Unit    Trade / BREED-Lakeland                  554.75
12/21/99     13946   Clark, Schaefer, Hackett & Co         Trade / BREED-Lakeland                  159.00
12/21/99     13947   Clearinghouse                         Trade / BREED-Lakeland                1,055.50
12/21/99     13948   Electro Lab, 2, Inc.                  Trade / BREED-Lakeland                1,070.00
12/21/99     13949   Emj Industrial                        Trade / BREED-Lakeland                4,869.20
12/21/99     13950   Excell Tool Service                   Trade / BREED-Lakeland                1,904.21
12/21/99     13951   F. Chau & Assoc. Llp                  Trade / BREED-Lakeland                1,445.O0
12/21/99     13952   Festo Corp.                           Trade / BREED-Lakeland                  135.73
12/21/99     13953   Florida Irrigation Supply, Inc.       Trade / BREED-Lakeland                  105.15
12/21/99     13954   Florida Lift                          Trade / BREED-Lakeland                1,048.94
12/21/99     13955   Florida Valve & Fitting               Trade / BREED-Lakeland                  216.05
12/21/99     13956   G.M.F. Industries                     Trade / BREED-Lakeland               15,127,31
12/21/99     13957   Harness, Dickey & Pierce Plc          Trade / BREED-Lakeland                1,072.96
12/21/99     13958   High Pressure Equipment Co            Trade / BREED-Lakeland                1,350.36
12/21/99     13959   Hisco Tx.                             Trade / BREED-Lakeland               41,479.20
12/21/99     13960   Howard & Howard                       Trade / BREED-Lakeland                  326.00
12/21/99     13961   Illustration & Drafting               Trade / BREED-Lakeland                1,401.75
12/21/99     13962   Industrial Valuation Svcs, Lic        Trade / BREED-Lakeland               11,285.00
12/21/99     13963   Publix                                Trade / BREED-Lakeland                  374.25
12/21/99     13964   Koerber, William                      Trade / BREED-Lakeland                1,531.00
12/21/99     22224   Isp Coating                           Trade / BREED SRS                       750.00
12/21/99     22225   Eclipse Mold, Incorp                  Trade / BREED SRS                    50,000.00
12/21/99     22226   Electrocal                            Trade / BREED SRS                    77,650.08
12/21/99     22227   Epi World Graphics                    Trade / BREED SRS                    22,024.00
12/21/99     22228   Capstan / Pacific                     Trade / BREED SRS                   140,000.00
12/21/99     22229   A & J Automation Inc                  Trade / BREED SRS                     2,650.00
12/21/99     22230   Dj Plastics                           Trade / BREED SRS                   250,000.00
12/21/99     22231   Dj Incorporated                       Trade / BREED SRS                   250,000.00
12/21/99     22232   Cherry Electrical Pr                  Trade / BREED SRS                   225,000.00
12/21/99     22233   Immigration/Naturalization            Trade / BREED SRS                       610.00
12/21/99     22234   Aero & Auto Stud Spe                  Trade / BREED SRS                     2,441.18
12/21/99    556924   Anchor Tool & Die Co                  Trade / BREED SRS                    29,345.40
12/21/99    556926   Aramark Corp - Breed                  Trade / BREED SRS                    12,809.14
12/21/99    556928   At&T                                  Trade / BREED SRS                     4,025.92
12/21/99    556929   At&T                                  Trade / BREED SRS                       850.64
12/21/99    556930   Automatic Spring Pro                  Trade / BREED SRS                     1,236.26
12/21/99    556933   Bergen Cable Technology, Inc          Trade / BREED SRS                       851.00
12/21/99    556934   Cadillac Plastics Gr                  Trade / BREED SRS                       386.60
12/21/99    556935   Cam Corporation                       Trade / BREED SRS                     4,950.00
12/21/99    556938   Camcar Textron                        Trade / BREED SRS                    29,460.17
12/21/99    556940   Fabco Fastening Syst                  Trade / BREED SRS                     1,482.14
12/21/99    556942   Cellular One                          Trade / BREED SRS                        84.85
12/21/99    556944   Ciba-Geigy                            Trade / BREED SRS                     5,603.40
12/21/99    556946   Cochise County Deq                    Trade / BREED SRS                       795.93
12/21/99    556949   Customer Service Electric             Trade / BREED SRS                        90.84
12/21/99    556950   Dayton Stencil                        Trade / BREED SRS                       595.00
12/21/99    556951   Detroit Tubular Rive                  Trade / BREED SRS                     3,270.92
12/21/99    556952   Distinctive Maintenance Inc.          Trade / BREED SRS                     8,006.60
12/21/99    556955   Dooley Chemical Company               Trade / BREED SRS                    16,848.00
12/21/99    556956   Dsi Security Service                  Trade / BREED SRS                       550.80
12/21/99    556957   Dudek And Bock Sprin                  Trade / BREED SRS                       690.47
12/21/99    556962   Elco Industries Inc.                  Trade / BREED SRS                     1,109.17

Master Account 1299                                                Page 50 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

    Date      Check     Name                                   Description/Reference                           Amount
    ----      -----     ----                                   ---------------------                           ------
  12/21/99              Gelco (SRS)                            Travel & Entertainment Funding               46,738.55
  12/21/99              Gelco (SRS)                            Travel & Entertainment Funding                3,106.14
  12/21/99              Great West - Medical                   Medical Claim Funding - BREED               112,701.64
  12/21/99              Great West - Medical                   Medical Claim Funding - BREED               102,882.11
  12/21/99              Great West - Medical                   Medical Claim Funding - BSRS                  1,530.41
  12/21/99              Great West - Medical                   Medical Claim Funding - Hamlin                2,150.80
  12/21/99              Great West - Medical                   Medical Claim Funding - BREED                40,704.06
  12/21/99              H. P. Products Company                 Trade / Breed SRS                             3,960.75
  12/21/99              Halltech, Inc.                         Trade / Breed Lakeland                        2,460.03
  12/21/99              Holt Associates Inc.                   Trade / Breed Lakeland                        8,500.00
  12/21/99              Industrial Electric                    Trade / Breed Lakeland                        4,777.10
  12/21/99              Metal Impact Corporation               Trade / Breed Lakeland                       60,000.00
  12/21/99              Momo Corse                             Transfer to Non-Debtor                       52,400.00
  12/21/99              Olson International                    Trade / Breed Lakeland                       75,000.00
  12/21/99              P.D. George                            Hamlin - Trade                                4,022.26
  12/21/99              Pasubio                                Trade / Breed Lakeland                      954,270.00
  12/21/99              Payroll Account Funding                Payroll Check Funding Various               155,744.26
  12/21/99              PLS                                    Trade / Breed Lakeland                        9,670.55
  12/21/99              Returned Check                         Check Deposit Adjustment                     48,827.20
  12/21/99              SGM Armtek                             Trade / Breed Lakeland                       11,582.06
  12/21/99              Speedline Tech                         Trade / Breed Lakeland                       70,017.30
  12/21/99              SunTrust                               Transfer to Debtor Account                   10,000.00
  12/21/99              Tenneco Packaging Inc                  Trade / Breed Lakeland                       35,000.00
  12/21/99              Thermotron Industries                  Trade / Breed Lakeland                        2,425.00
  12/21/99              Transfer to Investment Account         Transfer to Debtor Account                1,700,000.00
  12/21/99              Transfer to Investment Account         Transfer of Interest Income                   1,264.64
  12/21/99              Tremont, Inc.                          Trade / Breed Lakeland                      150,000.00
  12/21/99              Trueline Inc.                          Trade / Breed Lakeland                        5,701.08
  12/21/99              Uniform Color                          Trade / Breed Lakeland                       13,513.40
  12/21/99              US Filter Fluid Dynamics               Trade / Breed Lakeland                       59,400.00
  12/21/99              Veirano and Advogados                  Trade / Breed Lakeland                        1,545.00
  12/21/99              Yazaki North America                   Trade / Breed Lakeland                        5,844.00
  12/22/99       13965  American Heritage Life Insurance       Trade / BREED-Lakeland                        4,068.31
  12/22/99       13966  Barbour Threads Inc                    Trade / BREED-Lakeland                       43,191.00
  12/22/99       13967  Bax Global                             Trade / BREED-Lakeland                          131.19
  12/22/99       13968  Benefit One Of America                 Trade / BREED-Lakeland                        1,240.00
  12/22/99       13969  Industrial Medicine Center             Trade / BREED-Lakeland                        1,987.00
  12/22/99       13970  Instron Corp                           Trade / BREED-Lakeland                       10,567.30
  12/22/99       13971  Jae Electronics                        Trade / BREED-Lakeland                        1,038.00
  12/22/99       13972  Jugar Electronics                      Trade / BREED-Lakeland                          302.80
  12/22/99       13973  Kpmg Peat Marwick                      Trade / BREED-Lakeland                        4,700.00
  12/22/99       13974  Lakeland Auto Mall                     Trade / BREED-Lakeland                          336.26
  12/22/99       13975  Laser Fab Inc                          Trade / BREED-Lakeland                        5,612.25
  12/22/99       13976  Marks & Clerk                          Trade / BREED-Lakeland                        2,942.04
  12/22/99       13977  Void                                                                                       --
  12/22/99       13978  Mid Florida Satellite & Elect.         Trade / BREED-Lakeland                        2,168.76
  12/22/99       13979  Mittler & Co                           Trade / BREED-Lakeland                          434.75
  12/22/99       13980  Natoli Engineering Co. Inc             Trade / BREED-Lakeland                          231.00
  12/22/99       13981  Newark Electronics/Fl                  Trade / BREED-Lakeland                           54.68
  12/22/99       13982  Northern Diecast Corp                  Trade / BREED-Lakeland                       53,456.63
  12/22/99       13983  Paragon Electronics                    Trade / BREED-Lakeland                          402.50
  12/22/99       13984  Parker Seals - 0-Ring Division         Trade / BREED-Lakeland                        4,800.00
  12/22/99       13985  Questar Products Intl Inc              Trade / BREED-Lakeland                          843.82
  12/22/99       13986  R & L Carriers                         Trade / BREED-Lakeland                           38.46
  12/22/99       13987  Void                                                                                       --
  12/22/99       13988  Romac International                    Trade / BREED-Lakeland                        2,726.63
  12/22/99       13989  Safety Kleen (Bartow) Inc.             Trade / BREED-Lakeland                          138.86
  12/22/99       13990  Schellin & Associates                  Trade / BREED-Lakeland                          803.00


Master Account 1299                                                Page 52 of 65

                               Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

    Date           Check       Name                                   Description/Reference             Amount
    ----           -----       ----                                   ---------------------             ------
 12/22/99          13991       Secretary Of State -Tennessee          Trade / BREED-Lakeland             20.00
 12/22/99          13992       Selectcare                             Trade / BREED-Lakeland         25,984.12
 12/22/99          13993       Sim & Mcburney                         Trade / BREED-Lakeland            434.50
 12/22/99          13994       Void                                                                          -
 12/22/99          13995       Techni-Tool Inc.                       Trade / BREED-Lakeland             24.51
 12/22/99          13996       Texas International                    Trade / BREED-Lakeland            145.25
 12/22/99          13997       The J.D. Allen Group                   Trade / BREED-Lakeland          3,433.63
 12/22/99          13998       Tremont Inc                            Trade / BREED-Lakeland          6,025.00
 12/22/99          13999       Tri-Way Mold & Engineering             Trade / BREED-Lakeland         52,833.31
 12/22/99          14000       Unum                                   Trade / BREED-Lakeland         16,834.47
 12/22/99          14001       Vision Care Plan                       Trade / BREED-Lakeland         61,862.76
 12/22/99          14002       W.P.Thompson & Co                      Trade / BREED-Lakeland            110.00
 12/22/99          14003       World Intellectual Property Crg.       Trade / BREED-Lakeland            184.80
 12/22/99          14004       Action Welding Supply, Inc.            Trade / BREED-Lakeland          5,254.43
 12/22/99          14005       Butech Pressure Systems                Trade / BREED-Lakeland            375.65
 12/22/99          14006       Conway Southern                        Trade / BREED-Lakeland            174.40
 12/22/99          14007       Master Data Center                     Trade / BREED-Lakeland          2,387.00
 12/22/99          14008       Tampa Armature Works                   Trade / BREED-Lakeland            917.35
 12/22/99          14009       Ashland Chemical                       Trade / BREED-Lakeland            499.05
 12/22/99          14010       Camcar-Textron                         Trade / BREED-Lakeland          5,503.00
 12/22/99          14011       Chemical Manufacturers Assoc           Trade / BREED-Lakeland            500.00
 12/22/99          14012       District Clerk                         Trade / BREED-Lakeland             53.34
 12/22/99          14013       Columbia Ind. Sales                    Trade / BREED-Lakeland          1,819.49
 12/22/99          14014       Five Star Staffing                     Trade / BREED-Lakeland         33,151.37
 12/22/99          14015       Void                                                                          -
 12/22/99          14016       Otto Bock                              Trade / BREED-Lakeland         85,951.68
 12/22/99          14017       Pcb Piezotronics, Inc.                 Trade / BREED-Lakeland            571.56
 12/22/99          14018       Prairie Technology Group               Trade / BREED-Lakeland         10,000.00
 12/22/99          14019       Progressive Moulded Prod               Trade / BREED-Lakeland        100,000.00
 12/22/99          14020       Proto Gage Tool & Die                  Trade / BREED-Lakeland         14,000.00
 12/22/99          14021       Romac International                    Trade / BREED-Lakeland          1,777.88
 12/22/99          14022       Sunsource Inc                          Trade / BREED-Lakeland            340.45
 12/22/99          14023       Keith Napier                           Trade / BREED-Lakeland         16,908.51
 12/22/99          22235       Electro Rent Corpora                   Trade / BREED SRS               8,937.00
 12/22/99          22236       Bergen Cable Technology, Inc           Trade / BREED SRS             325,000.00
 12/22/99          22237       Gleneagle Textiles, Inc.               Trade / BREED SRS               2,004.00
 12/22/99          22238       Warren Electric Company                Trade / BREED SRS               7,669.86
 12/22/99          22239       Forest City Technologies,Inc           Trade / BREED SRS                 490.00
 12/22/99          22240       Labels Plus                            Trade / BREED SRS                 450.00
 12/22/99          22241       Felton Brush Incorpo                   Trade / BREED SRS              14,292.79
 12/22/99          22242       Fisher Corp                            Trade / BREED SRS             250,000.00
 12/22/99          22243       Proto Gage Tool & Die, Inc.            Trade / BREED SRS             170,000.00
 12/22/99          22244       Dynacast, Inc.                         Trade / BREED SRS              30,637.44
 12/22/99          22245       Modern Mold & Mfg., Inc.               Trade / BREED SRS              34,250.00
 12/22/99          22246       Nedwick Steel Company                  Trade / BREED SRS             150,000.00
 12/22/99          22247       Control Devices, Inc                   Trade / BREED SRS                 594.00
 12/22/99          22248       Consolidated Products                  Trade / BREED SRS                 779.44
 12/22/99          22249       Sanborn Wire Product                   Trade / BREED SRS               6,616.30
 12/22/99          22250       Epic Components                        Trade / BREED SRS             480,000.00
 12/22/99          22251       Header Products                        Trade / BREED SRS              81,155.24
 12/22/99          22252       Northern Diecast Cor                   Trade / BREED SRS             178,112.65
 12/22/99          22253       Chicago Fineblanking                   Trade / BREED SRS             350,000.00
 12/22/99          22254       Star Mfg Co.                           Trade / BREED SRS             225,000.00
 12/22/99          22255       Usf Holland                            Trade / BREED SRS                 125.75
 12/22/99          22256       Red Bird Services                      Trade / BREED SRS                 238.96
 12/22/99         557028       Abc Vacuum Pump Services Inc           Trade / BREED SRS               3,858.40
 12/22/99         557029       Acme Machine Automatics, Inc           Trade / BREED SRS                 346.83
 12/22/99         557030       Advanced Boiler & Co                   Trade / BREED SRS                 555.85

Master Account 1299                                                Page 53 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements.The Debtor records these disbursements in the Master Account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

Date         Check    Name                           Description/Reference                     Amount
----         -----    ----                           ---------------------                     ------
12/22/99     557031  Aga Gas, Inc                    Trade / BREED SRS                         753.97
12/22/99     557032  Alabama Power                   Trade / BREED SRS                       8,841.41
12/22/99     557033  Alkar Steel Corporation         Trade / BREED SRS                       2,970.00
12/22/99     557034  Alkar Steel Corporation         Trade / BREED SRS                         707.50
12/22/99     557039  Ameritech Aads                  Trade / BREED SRS                       1,759.60
12/22/99     557042  Automatic Spring Pro            Trade / BREED SRS                      12,434.52
12/22/99     557045  Bradford Industries             Trade / BREED SRS                     255,245.27
12/22/99     557050  Christenberry Trucki            Trade / BREED SRS                       7,974.75
12/22/99     557051  City Of Mt. Clemens             Trade / BREED SRS                          14.41
12/22/99     557053  Computer Sales International    Trade / BREED SRS                      24,229.00
12/22/99     557054  Computer Sales International    Trade / BREED SRS                       8,155.00
12/22/99     557056  Cookeville Plating              Trade / BREED SRS                       1,256.93
12/22/99     557057  Copelco Capital                 Trade / BREED SRS                         487.45
12/22/99     557058  Corporate Express, I            Trade / BREED SRS                       2,090.15
12/22/99     557059  Covington Box                   Trade / BREED SRS                       1,562.40
12/22/99     557060  Dayton T Brown                  Trade / BREED SRS                       4,500.00
12/22/99     557061  Robert A Denton Inc             Trade / BREED SRS                          84.00
12/22/99     557062  Dj Incorporated                 Trade / BREED SRS                      50,740.00
12/22/99     557063  Dj Incorporated                 Trade / BREED SRS                      43,940.00
12/22/99     557064  Dj Incorporated                 Trade / BREED SRS                      42,900.00
12/22/99     557067  Dudek And Bock Sprin            Trade / BREED SRS                         388.80
12/22/99     557068  Dukane Ultrasonics              Trade / BREED SRS                       2,905.50
12/22/99     557074  Eclipse Mold. lncorp            Trade / BREED SRS                      85,000.00
12/22/99     557076  Eisenmann Corporation           Trade / BREED SRS                         483.50
12/22/99     557077  El Camino Resources,            Trade / BREED SRS                         923.40
12/22/99     557078  El Paso Industrial Supplies     Trade / BREED SRS                      11,210.95
12/22/99     557081  Factory Steel & Supp            Trade / BREED SRS                         638.00
12/22/99     557082  Ferguson Inc.                   Trade / BREED SRS                       1,788.55
12/22/99     557083  Fin Clair Corporatio            Trade / BREED SRS                      15,640.10
12/22/99     557087  Free-Gate Fasteners             Trade / BREED SRS                       4,814.16
12/22/99     557088  Gary Jennings Welding           Trade / BREED SRS                       4,879.80
12/22/99     557089  John Gillen Company             Trade / BREED SRS                      13,146.33
12/22/99     557090  H.L. Yoh Company Llc            Trade / BREED SRS                       3,216.72
12/22/99     557093  Higgins Electric Inc            Trade / BREED SRS                     103,902.85
12/22/99     557094  Jamie Schierbeek                Trade / BREED SRS                       9,511.39
12/22/99     557095  Jeff Wilson                     Trade / BREED SRS                         668.54
12/22/99     557096  John O'Neill                    Trade / BREED SRS                         121.50
12/22/99     557099  Knoxville Utilities             Trade / BREED SRS                     208,141.51
12/22/99     557100  Lenmar Chemical Company         Trade / BREED SRS                      14,850.00
12/22/99     557103  Mci Telecommunications          Trade / BREED SRS                       1,524.25
12/22/99     557104  Mcmaster Carr Supply            Trade / BREED SRS                         193.92
12/22/99     557107  Metrocall                       Trade / BREED SRS                       1,259.77
12/22/99     557108  Michigan Data Supply, Inc.      Trade / BREED SRS                         778.04
12/22/99     557109  Mildred Riccius                 Trade / BREED SRS                       1,057.61
12/22/99     557110  Motion Industries               Trade / BREED SRS                       3,502.15
12/22/99     557111  Jakob Muller Of Amer            Trade / BREED SRS                         698.51
12/22/99     557114  New Dimension, Inc.             Trade / BREED SRS                       4,010.76
12/22/99     557115  North Coast Rivet               Trade / BREED SRS                       3,219.39
12/22/99     557118  Oakland Resources               Trade / BREED SRS                      17,228.26
12/22/99     557119  Oea, Inc.                       Trade / BREED SRS                      10,391.94
12/22/99     557121  Packaging Services Of Tn        Trade / BREED SRS                      14,000.00
12/22/99     557123  Pax Machine Works, I            Trade / BREED SRS                      34,646.30
12/22/99     557124  Peden Textile Equipment         Trade / BREED SRS                         401.70
12/22/99     557125  Perfection Services             Trade / BREED SRS                       1,935.00
12/22/99     557126  Picanol Of America              Trade / BREED SRS                         521.53
12/22/99     557129  Progressive Stamping            Trade / BREED SRS                       1,281.80
12/22/99     557131  Psa Quality Systems Inc.        Trade / BREED SRS                       1 871.65
12/22/99     557132  Regal Steel Company             Trade / BREED SRS                       2,213.85

Master Account 1299                                                Page 54 of 65

                              Cash Disbursements
                Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master Account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

Date            Check      Name                                  Description/Reference               Amount
----            -----      ----                                   --------------------              --------
 12/22/99      557135      Sanvik Steel-Spri                     Trade / BREED SRS                    575.30
 12/22/99      557136      Sdrc                                  Trade / BREED SRS                 29,129.00
 12/22/99      557137      Secure Date Corporat                  Trade / BREED SRS                    250.00
 12/22/99      557140      Spartan Metal Finish                  Trade / BREED SRS                    400.00
 12/22/99      557144      Tom Harris                            Trade / BREED SRS                 20,710.48
 12/22/99      557145      Ultraform Industries                  Trade / BREED SRS                  2,045.75
 12/22/99      557146      Unique Molded Produc                  Trade / BREED SRS                 47,466.23
 12/22/99      557147      Xpedx                                 Trade / BREED SRS                  1,913.60
 12/22/99      603546      American Freightways                  Trade / BREED Hamlin                 249.70
 12/22/99      603547      Elkem                                 Trade / BREED Hamlin               3,265.00
 12/22/99      603548      Elkem                                 Trade / BREED Hamlin               1,630.50
 12/22/99      603549      Ccx Con-Way Central Express           Trade / BREED Hamlin                  52.83
 12/22/99      603550      Hydrite Chemical Co                   Trade / BREED Hamlin                 405.00
 12/22/99      603551      Allied Electronic. Inc.               Trade / BREED Hamlin                 102.60
 12/22/99      603552      Protective Closures                   Trade / BREED Hamlin                  78.65
 12/22/99      603553      Process Plastic Fabrication           Trade / BREED Hamlin               1,404.00
 12/22/99      603554      Wright Brothers Paper Box Co          Trade / BREED Hamlin               4,000.00
 12/22/99      603555      Lab Safety Supply                     Trade / BREED Hamlin                  92.18
 12/22/99      603556      Bartec Us Corp                        Trade / BREED Hamlin              60,654.00
 12/22/99      900000      Kathleen Radvansky                    Trade / BREED SRS                    329.84
 12/22/99      900001      Kent Cox                              Trade / BREED SRS                    262.11
 12/22/99      900002      Timothy R. Lechtenberg                Trade / BREED SRS                  1,325.29
 12/22/99      900003      Tong Sop Kim                          Trade / BREED SRS                  6,278.80
 12/22/99                  Ampex Federal Credit Union            Trade / Breed SRS                  1,274.00
 12/22/99                  BREED Ruckhaltesysteme                Transfer to Non-Debtor           336,000.00
 12/22/99                  Dayton Steel Service                  Trade / Breed SRS                 14,298.38
 12/22/99                  Gelco (Breed)                         Travel & Entertainment Funding     5,541.20
 12/22/99                  Gelco (SRS)                           Travel & Entertainment Funding        18.60
 12/22/99                  Hitachi Metals America, Ltd.          Hamlin - Trade                    37,290.98
 12/22/99                  HS Technik                            Transfer to Non-Debtor           538,445.92
 12/22/99                  ITW Delmar Tekfast                    Trade / Breed SRS                  8,000.00
 12/22/99                  MOMO S.p.A.                           Transfer to Non-Debtor         1,500,000.00
 12/22/99                  Nylock Fasteners                      Trade / Breed SRS                  4,423.60
 12/22/99                  Ornl Federal Credit Union             SRS Payroll Tax                    8,146.93
 12/22/99                  P.D. George                           Hamlin - Trade                     4,022.25
 12/22/99                  Payroll Account Funding               Payroll Check Funding Various     91,872.52
 12/22/99                  Raychem                               Trade / Breed Lakeland            31,560.00
 12/22/99                  SFS Stadler                           Trade / Breed SRS                 52,179.50
 12/22/99                  Technic, Inc                          Hamlin - Trade                    32,191.06
 12/22/99                  Thomson Precision Ball                Trade / Breed Lakeland            64,000.00
 12/22/99                  Transfer to Investment Account        Transfer of Interest Income          703.10
 12/23/99     14024        Void                                                                         -
 12/23/99     14025        Void                                                                         -
 12/23/99     14026        Void                                                                         -
 12/23/99     14027        R & L Carriers                        Trade / BREED-Lakeland                76.94
 12/23/99     14028        Rieger, Jarett                        Trade / BREED-Lakeland             1,642.50
 12/23/99     14029        Air Filter Co.                        Trade / BREED-Lakeland            25,428.00
 12/23/99     14030        Boy Machine                           Trade / BREED-Lakeland               430.00
 12/23/99     14031        Central Child Support Receip. Unit    Trade / BREED-Lakeland               505.93
 12/23/99     14032        District Clerk                        Trade / BREED-Lakeland                53.34
 12/23/99     14033        Clearinghouse                         Trade / BREED-Lakeland               182.50
 12/23/99     14034        Crowley Tool Company                  Trade / BREED-Lakeland             2,457.00
 12/23/99     14035        Day-Timers Inc.                       Trade / BREED-Lakeland                98.96
 12/23/99     14036        Dixie Tool Co.                        Trade / BREED-Lakeland               347.47
 12/23/99     14037        Educational Credit Mgmt               Trade / BREED-Lakeland                43.51
 12/23/99     14038        El Paso District Clerk                Trade / BREED-Lakeland               208.72
 12/23/99     14039        Engel                                 Trade / BREED-Lakeland               444.00
 12/23/99     14040        Five Star Staffing                    Trade / BREED-Lakeland            37,060.09

Master Account 1299                                                Page 55 of 65

                              Cash Disbursements
                Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master Account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

  Date       Check   Name                               Description/Reference                      Amount
  ----       -----   ----                               ---------------------                      ------
12/23/99     14041   Void                                                                            -
12/23/99     14042   Friend Of The Court                Trade / BREED-Lakeland                     464.92
12/23/99     14043   Friend Of The Court                Trade / BREED-Lakeland                   1,039.47
12/23/99     14044   Friend Of The Court                Trade / BREED-Lakeland                     650.55
12/23/99     14045   Fritz Companies                    Trade / BREED-Lakeland                     483.42
12/23/99     14046   G.I.S.  Enterprises Inc            Trade / BREED-Lakeland                   4,466.00
12/23/99     14047   Grainger                           Trade / BREED-Lakeland                    1,70.76
12/23/99     14048   Hisco Tx.                          Trade / BREED-Lakeland                   1,422.00
12/23/99     14049   Industrial Automation, Llc         Trade / BREED-Lakeland                   7,785.00
12/23/99     14050   Industrial Electrical Service      Trade / BREED-Lakeland                  10,575.07
12/23/99     14051   Jacobs & Thompson                  Trade / BREED-Lakeland                     373.80
12/23/99     14052   Jensen Tool Kits                   Trade / BREED-Lakeland                     275.52
12/23/99     14353   Keyence Corp. Of America           Trade / BREED-Lakeland                     904.00
12/23/99     14054   King Industrial                    Trade / BREED-Lakeland                     442.20
12/23/99     14055   Laser Power Optics                 Trade / BREED-Lakeland                     460.62
12/23/99     14056   Mcallen Bolt & Screw               Trade / BREED-Lakeland                   1,699.60
12/23/99     14057   Mci Telecommunications             Trade / BREED-Lakeland                 250,000.00
12/23/99     14058   Mountz                             Trade / BREED-Lakeland                     188.32
12/23/99     14059   Oea, Inc.                          Trace / BREED-Lakeland                 184,172.45
12/23/99     14060   Office Of Chapter 13 Trustee       Trade / BREED-Lakeland                     570.20
12/23/99     14061   Phyllis Bracher, Trustee           Trade / BREED-Lakeland                     225.00
12/23/99     14062   Registry Of The Court              Trade / BREED-Lakeland                     113.00
12/23/99     14063   Techni-Tool Inc.                   Trade / BREED-Lakeland                     165.70
12/23/99     14064   Valley Industrial Shipping         Trade / BREED-Lakeland                   1,098.45
12/23/99     14065   Valley Solvents & Chemicals        Trade / BREED-Lakeland                     244.59
12/23/99     14066   Varian Vacume Products             Trade / BREED-Lakeland                     390.08
12/23/99     14067   Weltman, Weinberg & Reis Co. Lpa   Trade / BREED-Lakeland                     248.84
12/23/99     14068   Ashby & Geddes                     Trade / BREED-Lakeland                   4,678.50
12/23/99     14069   Cadwalader, Wickersham Et Al.      Trade / BREED-Lakeland                 103,607.70
12/23/99     14070   Friend Of The Court                Trade / BREED-Lakeland                     503.13
12/23/99     14071   Friend Of The Court                Trade / BREED-Lakeland                     267.59
12/23/99     14072   Houlihan Lokey Howard & Zukin      Trade / BREED-Lakeland                 137,311.91
12/23/99     14073   Transamerica Insurance             Trade / BREED-Lakeland                 166,822.37
12/23/99     22257   Dynacast, Inc.                     Trade / BREED SRS                        7,200.00
12/23/99     22258   Eclipse Mold, Incorp               Trade / BREED SRS                        9,100.00
12/23/99     22259   Nudraulics Automatio               Trade / BREED SRS                           90.84
12/23/99     22260   Rochester Tube Produ               Trade / BREED SRS                       16,050.00
12/23/99     22261   Dynacast Inc.                      Trade / BREED SRS                       12,800.00
12/23/99     22262   Mim Industries                     Trade / BREED SRS                          957.62
12/23/99     22263   Contours Incorporated              Trade / BREED SRS                       43,149.57
12/23/99     22265   Creative Foam Corp.                Trade / BREED SRS                          463.50
12/23/99     22266   Continental Midland,               Trade / BREED SRS                       75,000.00
12/23/99     22267   Carlton-Bates Co.                  Trade / BREED SRS                          750.00
12/23/99     22268   Southwestern Automation            Trade / BREED SRS                       12,135.32
12/23/99     22269   Columbia Marking Too               Trade / BREED SRS                          679.07
12/23/99     22270   Border States Electr               Trade / BREED SRS                          164.64
12/23/99     22271   Thermal Corporation                Trade / BREED SRS                          406.52
12/23/99     22272   Sherwin Williams                   Trade / BREED SRS                        6,697.29
12/23/99     22273   Ttl Inc.                           Trade / BREED SRS                          367.50
12/23/99     22274   King Industrial                    Trade / BREED SRS                        2,618.10
12/23/99     22275   Global Equipment Com               Trade / BREED SRS                          903.00
12/23/99     22276   Allied Electronics,                Trade / BREED SRS                          292.00
12/23/99     22277   Mim Industries                     Trade / BREED SRS                       47,746.00
12/23/99     22278   Cross Sales                        Trade / BREED SRS                        1,331.80
12/23/99     22279   Yellow Freight System              Trade / BREED SRS                          547.61
12/23/99     22280   Trident Automotive, Inc.           Trade / BREED SRS                          428.00
12/23/99    557148   A & J Automation Inc               Trade / BREED SRS                          780.00
12/23/99    557149   Ada Gage Inc.                      Trade / BREED SRS                        9,000.00

Master Account 1299                                                Page 56 of 65

                              Cash Disbursements
                Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

Date       Check        Name                                    Description/Reference                   Amount
----       -----        ----                                    ---------------------                   ------
12/23/99  557150       Aerotek Contract Eng                     Trade / BREED SRS                       744.80
12/23/99  557151       All Industrial                           Trade / BREED SRS                     1,534.56
12/23/99  557155       Alpha Bolt Company                       Trade / BREED SRS                     7,572.00
12/23/99  557156       Altair Engineering I                     Trade / BREED SRS                    63,000.00
12/23/99  557158       Anchor Tool & Die Co                     Trade / BREED SRS                    27,715.10
12/23/99  557160       Arbill Glove & Safety Prod               Trade / BREED SRS                        47.30
12/23/99  557163       Associated Spring                        Trade / BREED SRS                     4,780.00
12/23/99  557164       Associated Spring                        Trade / BREED SRS                        21.78
12/23/99  557169       Burlington Air Expre                     Trade / BREED SRS                     2,453.13
12/23/99  557173       Camcar Textron                           Trade / BREED SRS                     4,601.60
12/23/99  557174       Camcar Textron                           Trade / BREED SRS                     1,373.33
12/23/99  557175       Modern Engineering                       Trade / BREED SRS                    23,121.79
12/23/99  557176       Certified Tool & Mfg                     Trade / BREED SRS                     3,503.70
12/23/99  557178       Cintas Corporation                       Trade / BREED SRS                       564.23
12/23/99  557179       Clariant                                 Trade / BREED SRS                    11,329.00
12/23/99  557183       Covington Box                            Trade / BREED SRS                     3,460.01
12/23/99  557184       Dickson Associates                       Trade / BREED SRS                       882.28
12/23/99  557188       Dudek And Bock Sprin                     Trade / BREED SRS                    15,218.51
12/23/99  557198       Fin Clair Corporatio                     Trade / BREED SRS                    27,428.21
12/23/99  557202       Fortress Forms, Inc                      Trade / BREED SRS                    89,219.96
12/23/99  557204       General Labels                           Trade / BREED SRS                     1,287.00
12/23/99  557205       John Gillen Company                      Trade / BREED SRS                     3,033.80
12/23/99  557206       Global Technology Assoc Ltd.             Trade / BREED SRS                     2,148.66
12/23/99  557207       Greenway Chemical Co                     Trade / BREED SRS                       385.00
12/23/99  557208       H & L Tool                               Trade / BREED SRS                       864.00
12/23/99  557213       Kelso Oil Company                        Trade / BREED SRS                     3,007.98
12/23/99  557214       Kern-Liebers Usa Inc                     Trade / BREED SRS                       133.50
12/23/99  557215       Link Staffing Services                   Trade / BREED SRS                     1,335.21
12/23/99  557216       Lunar Industries, Inc.                   Trade / BREED SRS                     2,586.00
12/23/99  557217       Mac Converting                           Trade / BREED SRS                     3,239.75
12/23/99  557220       Micro Systems, Int.                      Trade / BREED SRS                       839.56
12/23/99  557223       Msc Software Corporation                 Trade / BREED SRS                    22,400.00
12/23/99  557224       Msx International In                     Trade / BREED SRS                       177.45
12/23/99  557225       National Linen Servi                     Trade / BREED SRS                        49.61
12/23/99  557226       New Bedford Thread                       Trade / BREED SRS                     1,424.00
12/23/99  557232       Penn Fibre                               Trade / BREED SRS                    22,057.95
12/23/99  557233       Perfection Spring &                      Trade / BREED SRS                       227.50
12/23/99  557234       Peterson Manufacturi                     Trade / BREED SRS                       559.20
12/23/99  557236       Petschke Manufacturi                     Trade / BREED SRS                       767.50
12/23/99  557237       Picanol Of America                       Trade / BREED SRS                     1,808.16
12/23/99  557241       Regency Plastics, Inc.                   Trade / BREED SRS                    26,975.00
12/23/99  557242       Rio Grande Plastic Products              Trade / BREED SRS                    25,000.00
12/23/99  557245       Rubber & Gasket Co.                      Trade / BREED SRS                       688.64
12/23/99  557246       Sanmore Consultants                      Trade / BREED SRS                     3,328.59
12/23/99  557247       Security Plastics, Inc                   Trade / BREED SRS                   121,248.01
12/23/99  557252       Tennessee Coatings                       Trade / BREED SRS                     8,440 16
12/23/99  557253       Textape Incorporated                     Trade / BREED SRS                     2,116.80
12/23/99  557254       The Box Company                          Trade / BREED SRS                       204.00
12/23/99  557256       Toyota Tsusho America                    Trade / BREED SRS                     4,023.74
12/23/99  557257       Tucson Hydraulics                        Trade / BREED SRS                       998.90
12/23/99  557258       International Paper                      Trade / BREED SRS                     4,256.68
12/23/99  557259       Unique Molded Produc                     Trade / BREED SRS                   152,193.61
12/23/99  557260       United Testing Systems                   Trade / BREED SRS                       165.00
12/23/99  557261       Us Wire & Rope                           Trade / BREED SRS                       840.00
12/23/99  557263       Venture Industries                       Trade / BREED SRS                     1,083.00
12/23/99  557265       Xpedx                                    Trade / BREED SRS                       259.24
12/23/99  603557       American Freightways                     Trade / BREED Hamlin                    398.64
12/23/99  603558       Watkins Moter Lines, Inc                 Trade / BREED Hamlin                     95.22

Master Account 1299                                                Page 57 of 65

                              Cash Disbursements
                Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

  Date     Check     Name                                         Description/Reference                Amount
  ----     -----     ----                                         ---------------------                ------
12/23/99   603559    Carpenter Tech Corp                          Trade / BREED Hamlin               3,173.90
12/23/99   603560    Unisource Worldwide Inc.                     Trade / BREED Hamlin                  94.61
12/23/99   603561    Madison Freight Systems Inc                  Trade / BREED Hamlin                  35.00
12/23/99   603562    Grainger Industrial Supply                   Trade / BREED Hamlin               1,572.38
12/23/99   603563    Void                                                                                -
12/23/99   603564    Void                                                                                -
12/23/99   603565    Airgas Lyons, Inc.                           Trade / BREED Hamlin                 415.84
12/23/99   603566    Applied Products, Inc.                       Trade / BREED Hamlin                 218.33
12/23/99   603567    Aramark Uniform Services                     Trade / BREED Hamlin                 530.04
12/23/99   603568    Associated Bank                              Trade / BREED Hamlin               3,041.90
12/23/99   603569    Automated Conveying / Diebel                 Trade / BREED Hamlin                  69.78
12/23/99   603570    Benz Metal                                   Trade / BREED Hamlin               1,030.10
12/23/99   603571    Beste Sci-Glass                              Trade / BREED Hamlin                 360.00
12/23/99   603572    Brookfield Chemical Co                       Trade / BREED Hamlin               1,667.00
12/23/99   603573    Budde Marketing Systems. Inc                 Trade / BREED Hamlin                 950.00
12/23/99   603574    Business Health Services Of                  Trade / BREED Hamlin               3,650.00
12/23/99   603575    Cahners Publishing Company                   Trade / BREED Hamlin               1,441.00
12/23/99   603576    Chapter 13 Trustee                           Trade / BREED Hamlin                  62.00
12/23/99   603577    Chris Schears                                Trade / BREED Hamlin                  27.41
12/23/99   603578    Cinderella/Sheps Cleaning                    Trade / BREED Hamlin               1,573.85
12/23/99   603579    Clark Office Supply Co                       Trade / BREED Hamlin                 457.52
12/23/99   603580    Cynthia Wehrenberg                           Trade / BREED Hamlin                  61.79
12/23/99   603581    Dale Electronics, Inc.                       Trade / BREED Hamlin               2,582.25
12/23/99   603582    Diversified Personnel Servic                 Trade / BREED Hamlin               4,206.00
12/23/99   603583    Exacto Spring                                Trade / BREED Hamlin              11,014.16
12/23/99   603584    Executrain                                   Trade / BREED Hamlin                 495.00
12/23/99   603585    Falls Packaging                              Trade / BREED Hamlin                 799.75
12/23/99   603586    Fastenal Company                             Trade / BREED Hamlin                 138.14
12/23/99   603587    Ferguson Investments                         Trade / BREED Hamlin              12,500.00
12/23/99   603588    Flambeau Micro Co                            Trade / BREED Hamlin              32,698.25
12/23/99   603589    Gerald Welch                                 Trade / BREED Hamlin                 185.00
12/23/99   603590    Gfc Leasing Co.                              Trade / BREED Hamlin                 330.50
12/23/99   603591    Gte                                          Trade / BREED Hamlin                 211.00
12/23/99   603592    Gte North                                    Trade / BREED Hamlin               3,299.49
12/23/99   603593    Hammond, W A Drierite Compan                 Trade / BREED Hamlin                  84.46
12/23/99   603594    Hoxie Supply Co                              Trade / BREED Hamlin                 752.72
12/23/99   603595    Kdf Electronic & Vacuum Inc.                 Trade / BREED Hamlin                 368.70
12/23/99   603596    L.M. True Value                              Trade / BREED Hamlin                 561.41
12/23/99   603597    L.M. Washmobile & Auto Cente                 Trade / BREED Hamlin                  81.73
12/23/99   603598    Lake Mills High School                       Trade / BREED Hamlin                 100.00
12/23/99   603599    Lake Mills Police Department                 Trade / BREED Hamlin                 500.00
12/23/99   603600    Leader Printing                              Trade / BREED Hamlin                 290.13
12/23/99   603601    Manpower                                     Trade / BREED Hamlin               1,672.30
12/23/99   603602    Markgraf Collection Agency                   Trade / BREED Hamlin                  25.00
12/23/99   603603    Material Interface, Inc.                     Trade / BREED Hamlin                 220.00
12/23/99   603604    Mci Telecommunications                       Trade / BREED Hamlin               7,594.99
12/23/99   603605    Mcmaster-Carr Supply Co                      Trade / BREED Hamlin                  85.04
12/23/99   603606    Milton Propane                               Trade / BREED Hamlin                  31.23
12/23/99   603607    Mongue & Witt S.C.                           Trade / BREED Hamlin                  30.00
12/23/99   603608    Monogue & Witt-F.C.                          Trade / BREED Hamlin                  25.00
12/23/99   603609    Msc Industrial Supply Co                     Trade / BREED Hamlin                 709.51
12/23/99   603610    Murry, Mike                                  Trade / BREED Hamlin                  96.00
12/23/99   603611    Norrell                                      Trade / BREED Hamlin               4,822.41
12/23/99   603612    Payne Engineering Co                         Trade / BREED Hamlin                 290.09
12/23/99   603613    Pine Knoll Supper Club                       Trade / BREED Hamlin               6,519.54
12/23/99   603614    Plastics Resources Inc                       Trade / BREED Hamlin                 146.48
12/23/99   603615    Power/Mation                                 Trade / BREED Hamlin                 996.67
12/23/99   603616    Ppg Industries, Inc.                         Trade / BREED Hamlin                 209.60

Master Account 1299                                                Page 58 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Account, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

     Date             Check       Name                             Description/Reference                Amount
     ----             -----       ----                             ---------------------                ------
    12/23/99           603617     Proforma Technigraphics          Trade / BREED Hamlin               1,918.00
    12/23/99           603618     Reed Switch Developments         Trade / BREED Hamlin               7,921.45
    12/23/99           603619     Sgm Armtek Inc.                  Trade / BREED Hamlin               3,731.10
    12/23/99           603620     Shadow Fax, Inc.                 Trade / BREED Hamlin                 204.15
    12/23/99           603621     Superior Services-Ft Atkinso     Trade / BREED Hamlin               1,729.00
    12/23/99           603622     Target Materials, Inc.           Trade / BREED Hamlin               4,019.88
    12/23/99           603623     Techstaff, Inc.                  Trade / BREED Hamlin               3,076.00
    12/23/99           603624     Tek Pak Incorporated             Trade / BREED Hamlin                 188.10
    12/23/99           603625     U-C Components Inc.              Trade / BREED Hamlin                 656.67
    12/23/99           603626     U.S. Cellular                    Trade / BREED Hamlin                 588.83
    12 23/99           603627     Vwr Scientific Inc               Trade / BREED Hamlin                 624.02
    12/23/99           603628     William Chatterton,Trustee       Trade / BREED Hamlin                  17.00
    12/23/99           603629     Wisconsin Sctf                   Trade / BREED Hamlin                 534.70
    12/23/99           603630     Wright Vending                   Trade / BREED Hamlin                  47.98
    12/23/99           603631     Wttn-Am Radio                    Trade / BREED Hamlin                 144.00
    12/23/99           603632     Xact Wire Edm Corp.              Trade / BREED Hamlin               1,100.00
    12/23/99           603633     Dewco Rock Island                Trade / BREED Hamlin                  98.97
    12/23/99           603634     Newark Electronics               Trade / BREED Hamlin                 230.34
    12/23/99           603635     Jameco Electronics               Trade / BREED Hamlin                  75.40
    12/23/99           603636     Cdw Computer Centers,Inc         Trade / BREED Hamlin                 622.48
    12/23/99           603637     Gli International, Inc.          Trade / BREED Hamlin                 622.26
    12/23/99                      A Brite Company                  Trade / Breed Lakeland             1,872.00
    12/23/99                      Ampex Federal Credit Union       SRS Payroll Tax                    1,500.00
    12/23/99                      Atlantic Research Corp.          Trade / Breed Lakeland           700,000.00
    12/23/99                      Avery Dennison                   Trade / Breed Lakeland            30,000.00
    12/23/99                      Breed Brazil                     Transfer to Non-Debtor            16,000.00
    12/23/99                      Ceridian Payroll (Canada)        Payroll                           87,864.20
    12/23/99                      Chemical Technologies            Trade / Breed Lakeland             2,771.37
    12/23/99                      Framatome                        Trade / Breed Lakeland            36,644.24
    12/23/99                      Gelco (Breed)                    Travel & Entertainment Funding    16,329.64
    12/23/99                      Hughes Supply                    Trade / Breed Lakeland             5,194.00
    12/23/99                      McDowell Welch                   AP (FX - CAD)                      7,204.15
    12/23/99                      Methode                          Trade / Breed Lakeland           404,270.84
    12/23/99                      MOMO S.p.A.                      Transfer to Non-Debtor           329,287.00
    12/23/99                      NSS Technologies                 Trade / Breed Lakeland           112,161.06
    12/23/99                      Ornl Federal Credit Union        SRS Payroll Tax                   10,000.00
    12/23/99                      P.D. George                      Trade / Breed Lakeland            77,545.20
    12/23/99                      Payroll Account Funding          Payroll Check Funding Various     41,528.00
    12/23/99                      Petro Extrusion                  Trade / Breed SRS                  9,985.00
    12/23/99                      PLS                              Trade / Breed Lakeland           636,784.75
    12/23/99                      Technic, Inc.                    Hamlin - Trade                    47,191.41
    12/23/99                      Textron Fastening Systems        Trade / Breed SRS                  1,521.14
    12/23/99                      Transfer to Investment Account   Transfer of Interest Income        2,777.80
    12/23/99                      Unisource                        Trade / Breed Lakeland               634.70
    12/23/99                      Unisource - Canada               AP (FX - CAD)                     20,352.78
    12/24/99                      ADP Payroll Tax                  FICA                               8,226.84
    12/24/99                      ADP Payroll Tax                  FICA Match                         8,226.87
    12/24/99                      ADP Payroll Tax                  FIT W/H                           16,747.93
    12/24/99                      ADP Payroll Tax                  Medicare                           1,924.03
    12/24/99                      ADP Payroll Tax                  Medicare Match                     1,924.03
    12/24/99                      ADP Payroll Tax                  Payroll Tax SRS                   83,995.61
    12/24/99                      Berger Seiba                     AP (FX - DEM)                      3,837.73
    12/24/99                      British Telecom                  AP (FX - GBP)                        250.33
    12/24/99                      Cabinet Bonnet-Thiron            AP (FX FRF)                        1,789.23
    12/24/99                      Gelco (Breed)                    Travel & Entertainment Funding       934.86
    12/24/99                      Gelco (Breed)                    Travel & Entertainment Funding    10,833.97
    12/24/99                      Gelco (SRS)                      Travel & Entertainment Funding       301.21
    12/24/99                      Heinz Noth                       AP (FX - DEM)                     10,446.46

Master Account 1299                                                Page 59 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

   Date       Check  Name                            Description/Reference               Amount
   ----       -----  ----                            ---------------------               ------
  12/24/99           Muller-Bore & Partner           AP (FX - DEM)                     4,374.03
  12/24/99           Payroll Account Funding         Payroll Check Funding Various   156,857.63
  12/24/99           U.P.S.                          AP - UPS BiII                    51,547.16
  12/24/99           Veikko Palotie                  AP (FX - FIM)                     2,779.95
  12/27/99   557266  Acme Machine Automatics, Inc    Trade / BREED SRS                 2,695.00
  12/27/99   557267  Actwu Southern Regl.            Trade / BREED SRS                 1,126.77
  12/27/99   557268  Albis Corporation               Trade / BREED SRS                 7,260.00
  12/27/99   557275  Ameritech Cellular S            Trade / BREED SRS                    72.82
  12/27/99   557276  Ameritherm, Inc                 Trade / BREED SRS                   329.20
  12/27/99   557277  Arbill Glove & Safety Proc      Trade / BREED SRS                 2,392.50
  12/27/99   557279  Automatic Spring Pro            Trade / BREED SRS                 5,849.22
  12/27/99   557253  James A. Carroll                Trade / BREED SRS                   236.25
  12/27/99   557254  Central Child Support           Trade / BREED SRS                 1,167.34
  12/27/99   557285  Central Kentucky Pro            Trade / BREED SRS                14,293.31
  12/27/99   557286  Certified Tool & Mfg            Trade / BREED SRS                 4,671.60
  12/27/99   557289  Copper State Bolt &             Trade / BREED SRS                 1,525.00
  12/27/99   557290  Corporate Express. I            Trade / BREED SRS                    81.44
  12/27/99   557291  Covington Box                   Trade / BREED SRS                 1,683.98
  12/27/99   557292  Curbell, Inc                    Trade / BREED SRS                   407.60
  12/27/99   557294  Earnest Dean                    Trade / BREED SRS                 1,200.00
  12/27/99   557300  Dynamic Technology              Trade / BREED SRS                 2,393.00
  12/27/99   557303  El Paso Industrial Supplies     Trade / BREED SRS                 1,013.32
  12/27/99   557307  Fortress Forms, Inc             Trade / BREED SRS                47,335.37
  12/27/99   557309  Free-Gate Fasteners             Trade / BREED SRS                   651.25
  12/27/99   557310  General Labels                  Trade / BREED SRS                 3,591.70
  12/27/99   557311  Gibbs Wire And Steel            Trade / BREED SRS                10,572.53
  12/27/99   557312  John Gillen Company             Trade / BREED SRS                47,048.44
  12/27/99   557314  Industrial Sewing Machines      Trade / BREED SRS                   511.33
  12/27/99   557317  Iso+Plus International          Trade / BREED SRS                   610.78
  12/27/99   557318  Knox County 4Th Circuit Ct.     Trade / BREED SRS                   117.60
  12/27/99   557319  Knox County Juvenile Court      Trade / BREED SRS                   217.22
  12/27/99   557320  C.B. Lay Customs Bro            Trade / BREED SRS                 4,977.59
  12/27/99   557322  Mci                             Trade / BREED SRS                 6,341.79
  12/27/99   557323  Mci Worldcom Comm Service       Trade / BREED SRS                    26.40
  12/27/99   557325  Manhattan Supply Com            Trade / BREED SRS                   367.75
  12/27/99   557326  National Calibration Lab.       Trade / BREED SRS                   275.00
  12/27/99   557328  National Technical S            Trade / BREED SRS                17,780.00
  12/27/99   557332  Pax Machine Works, I            Trade / BREED SRS                32,435.59
  12/27/99   557333  Peterson Manufacturi            Trade / BREED SRS                   419.40
  12/27/99   557339  Purchased Parts Grou            Trade / BREED SRS                   400.20
  12/27/99   557341  Rb&W Corporation                Trade / BREED SRS                    85.20
  12/27/99   557344  Sandvik Steel - Spri            Trade / BREED SRS                 1,465.45
  12/27/99   557345  Sandvik Steel - Wire            Trade / BREED SRS                   450.84
  12/27/99   557346  Citicorp Del-Lease, Inc.        Trade / BREED SRS                 1,974.32
  12/27/99   557349  Synergy Engineering             Trade / BREED SRS                 9,300.00
  12/27/99   557351  Tennessee Coatings              Trade / BREED SRS                 1,637.01
  12/27/99   557352  Textape Incorporated            Trade / BREED SRS                 2,001.40
  12/27/99   557353  Tristar                         Trade / BREED SRS                 1,201.97
  12/27/99   557354  U.S. Department Of Education    Trade / BREED SRS                   142.09
  12/27/99   557355  International Paper             Trade / BREED SRS                 2,483.07
  12/27/99   557356  Unique Molded Produc            Trade / BREED SRS                16,309.15
  12/27/99   557357  United Way Of Greater Knox      Trade / BREED SRS                    71.65
  12/27/99   557358  Us Bancruptcy Court / Chpt 13   Trade / BREED SRS                 1,267.75
  12/27/99   557359  Us Wire & Rope                  Trade / BREED SRS                 3,080.00
  12/27/99   557360  Valley Ind. Shipping Supply     Trade / BREED SRS                   375.80
  12/27/99   557363  Xpedx                           Trade / BREED SRS                    25.20
  12/27/99           Awapatent                       AP (FX - SEK)                     2,28.151
  12/27/99           Bank of America                 Flexible Spending Funding         3,631.49

Master Account 1299                                                Page 60 of 65

                               Cash Disbursements
                 Bank of America - Master Account #81889-10 116
                              December 1-31, 1999
Note: The Debtors Master Account is tied to various Zero-Balance Account, which fund disbursements. The Debtor records these disbursement in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

      Date      Check             Name                               Description/Reference                         Amount
      ----      -----             ----                               --------------------------------          ----------
    12/27/99                   Ceridian Payroll Direct Deposit        Payroll                                  121,344.67
    12/27/99                   Ceridian Payroll Direct Deposit        Payroll                                    9,520.59
    12/27/99                   Ceridian Payroll Direct Deposit        Payroll                                    5,724.41
    12/27/99                   Ceridian Payroll Direct Deposit        Payroll                                    4,166.13
    12/27/99                   Ceridian Payroll Direct Deposit        Payroll                                    4,149.54
    12/27/99                   Ceridian Payroll Direct Deposit        Payroll                                    2,523.52
    12/27/99                   Ceridian Payroll Direct Deposit        Payroll                                    2,360.04
    12/27/99                   Ceridian Payroll Direct Deposit        Payroll                                    2,345.49
    12/27/99                   Gelco (Breed)                          Travel & Entertainment Funding               268.17
    12/27/99                   Payroll Account Funding                Payroll Check Funding Various             96,557.12
    12/27/99                   Transfer to Investment Account         Transfer of Interest Income                  522.16
    12/27/99                   Wakabayashi Patent Agency              AP (FX - JPY)                                158.10
    12/27/99                   Yamakawa International Patent Office   AP (FX - JPY)                                747.75
    12/28/99                   Ceridian Payroll Direct Deposit        Payroll                                  490,981.93
    12/28/99                   Ceridian Payroll Direct Deposit        Payroll                                  126,483.06
    12/28/99                   Ceridian Payroll Direct Deposit        Payroll                                   62,741.79
    12/28/99                   Ceridian Payroll Direct Deposit        Payroll                                   56,546.72
    12/28/99                   Ceridian Payroll Direct Deposit        Payroll                                   30,153.50
    12/28/99                   Ceridian Payroll Direct Deposit        Payroll                                   21,786.66
    12/28/99                   Ceridian Payroll Direct Deposit        Payroll                                   18,361.63
    12/28/99                   Ceridian Payroll Direct Deposit        Payroll                                   16,693.03
    12/28/99                   Ceridian Payroll Direct Deposit        Payroll                                   10,015.95
    12/28/99                   Ceridian Payroll Direct Deposit        Payroll                                    6,741.99
    12/28/99                   Ceridian Payroll Direct Deposit        Payroll                                    1,455.01
    12/28/99                   Ceridian Payroll Tax                   Payroll Tax                               30,093.25
    12/28/99                   Gelco (Breed)                          Travel & Entertainment Funding             2,006.02
    12/28/99                   Gelco (SRS)                            Travel & Entertainment Funding             1,025.00
    12/28/99                   Payroll Account Funding                Payroll Check Funding Various             60,199.39
    12/28/99                   Transfer to Investment Account         Transfer of Interest Income                  514.85
    12/29/99    22281          Dj Plastics                            Trade / BREED SRS                        125,000.00
    12/29/99    22282          Dj Plastics                            Trade / BREED SRS                        125,000.00
    12/29/99    22283          Dj Incorporated                        Trade / BREED SRS                        125,000.00
    12/29/99    22284          Dj Incorporated                        Trade / BREED SRS                        125,000.00
    12/29/99                   Bank of America                        Flexible Spending Funding                    118.00
    12/29/99                   BankAmerica                            DIP LIBOR Interest (11/29/99 - 12/29/    265,416.67
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                              226,965.59
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                               78,814.56
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                               78,070.66
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                               45,355.29
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                               25,644.57
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                               23,735.93
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                                4,736.11
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                                4,645.47
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                                4,330.40
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                                3,789.66
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                                2,068.46
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                                1,703.22
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                                1,403.68
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                                  979.95
    12/29/99                   Ceridian Payroll Tax                   Payroll Tax                                  754.11
    12/29/99                   Payroll Account Funding                Payroll Check Funding Various             39,647.27
    12/29/99                   Transfer to Investment Account         Transfer to Debtor Account            14,000,000.00
    12/29/99                   Transfer to Investment Account         Transfer of Interest Income                2,368.45
    12/30/99   557365          Acme Machine Automatics, Inc           Trade / BREED SRS                            343.50
    12/30/99   557366          Actwu Southern RegI.                   Trade / BREED SRS                          1,195.54
    12/30/99   557367          Adecco Employment Services             Trade / BREED SRS                          5,721.57
    12/30/99   557368          Adecco Employment Service              Trade / BREED SRS                         18,352.88
    12/30/99   557369          Aerotek Contract Eng                   Trade / BREED SRS                            446.88

 Master Account 1299                                               Page 61 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.


      Date        Check      Name                            Description/Reference          Amount
      ----        -----      ----                            ---------------------          ------
     12/30/99     557370     Airtouch Cellular               Trade / BREED SRS                3.57
     12/30/99     557373     Almont Screw Product            Trade / BREED SRS           12,122.69
     12/30/99     557374     American & Efird Mil            Trade / BREED SRS            1,301.12
     12/30/99     557376     American Office Prod            Trade / BREED SRS            1,072.54
     12/30/99     557377     American Packaging Services     Trade / BREED SRS              320.95
     12/30/99     557379     Ameritherm, Inc                 Trade / BREED SRS              329.20
     12/30/99     557380     Anchor Tool & Die Co            Trade / BREED SRS           78,965.50
     12/30/99     557383     Arbill Glove & Safety Prod      Trade / BREED SRS              893.75
     12/30/99     557386     Associated Spring Ar            Trade / BREED SRS              278.80
     12/30/99     557387     Associated Spring Ba            Trade / BREED SRS              541.01
     12/30/99     557388     At&T                            Trade / BREED SRS              807.90
     12/30/99     557390     Auburn Engineering              Trade / BREED SRS            1,770.00
     12/30/99     557391     Autoliv North America           Trade / BREED SRS            2,624.00
     12/30/99     557392     Automatic Spring Pro            Trade / BREED SRS           27,727.09
     12/30/99     557393     Lear Corporation                Trade / BREED SRS            3,465.00
     12/30/99     557396     Bae Industries                  Trade / BREED SRS            1,092.00
     12/30/99     557397     Barbour Threads, Inc            Trade / BREED SRS           23,147.12
     12/30/99     557402     Betz Dearborn, Inc.             Trade / BREED SRS              525.00
     12/30/99     557403     James A. Carroll                Trade / BREED SRS              236.25
     12/30/99     557405     Bradford Industries             Trade / BREED SRS           86,826.52
     12/30/99     557406     Brask Enterprises               Trade / BREED SRS              250.00
     12/30/99     557407     Brockway Pressed Met            Trade / BREED SRS              558.62
     12/30/99     557409     Brown Corporation Of America    Trade / BREED SRS            1,050.00
     12/30/99     557410     Browning-Ferris Co.             Trade / BREED SRS            2,555.55
     12/30/99     557411     C & M Sandblasting              Trade / BREED SRS            1,825.00
     12/30/99     557418     Central Child Support           Trade / BREED SRS            1,037.34
     12/30/99     557419     Central Kentucky Pro            Trade / BREED SRS              366.27
     12130/99     557420     Certified Tool & Mfg            Trade / BREED SRS            3,503.70
     12/30/99     557421     Chenowth Racing Prod            Trade / BREED SRS            1,910.00
     12/30/99     557425     Cintas Corporation              Trade / BREED SRS              783.33
     12/30/99     557430     Compound Technologies           Trade / BREED SRS            7,877.50
     12/30/99     557433     Cook's Pest Control             Trade / BREED SRS              130.00
     12/30/99     557434     Copper State Bolt &             Trade / BREED SRS           35,145.14
     12/30/99     557435     Corporate Express, I            Trade / BREED SRS              206.44
     12/30/99     557436     Corporate Express               Trade / BREED SRS              452.49
     12/30/99     557437     Customer Service Electric       Trade / BREED SRS            3,699.00
     12/30/99     557438     Danka Office Imaging            Trade / BREED SRS            2,004.94
     12/30/99     557439     Danka Financial Service         Trade / BREED SRS              496.54
     12/30/99     557440     Datastream Systems,             Trade / BREED SRS            2,116.80
     12/30/99     557441     Dayton Polymeric Pro            Trade / BREED SRS            2,343.00
     12/30/99     557443     Decision One Corpora            Trade / BREED SRS               86.63
     12/30/99     557448     Doall                           Trade / BREED SRS              403.42
     12/30/99     557449     Dover Elevator Compa            Trade / BREED SRS              205.82
     12/30/99     557450     Dsi Security Service            Trade / BREED SRS              550.80
     12/30/99     557451     Dudek And Bock Sprin            Trade / BREED SRS            3,714.18
     12/30/99     557454     Duromatic                       Trade / BREED SRS            1,136.26
     12/30/99     557456     Dynamerica Manufacturing Co     Trade / BREED SRS           42,025.12
     12/30/99     557458     Earnest & Son Constr            Trade / BREED SRS            2,373.80
     12/30/99     557459     Easi Engineering                Trade / BREED SRS            6,960.00
     12/30/99     557463     Eclipse Mold, Incorp            Trade / BREED SRS           14,850.00
     12/30/99     557464     El Camino Resources,            Trade / BREED SRS            1,942.80
     12/30/99     557466     Elco Industries Inc.            Trade / BREED SRS            1,665.03
     12/30/99     557468     Emc Corporation                 Trade / BREED SRS              919.00
     12/30/99     557469     Empire Electronics              Trade / BREED SRS              500.00
     12/30/99     557474     Fin Clair Corporatio            Trade / BREED SRS           28,417.37
     12/30/99     557476     Fisher Dynamics                 Trade / BREED SRS           16,140.60
     12/30/99     557478     Five Star Food Service          Trade / BREED SRS               89.84
     12/30/99     557480     Fortress Forms, Inc             Trade / BREED SRS           87,861.44

Master Account 1299                                                Page 62 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

   Date          Check       Name                                  Description/Reference          Amount
   ----          -----       ----                                  ---------------------          ------
   12/30/99      557482      Free-Gate Fasteners                   Trade / BREED SRS               6,536.46
   12/30/99      557483      Ge Capital                            Trade / BREED SRS                 133.56
   12/30/99      557486      General Labels                        Trade / BREED SRS               3,328.60
   12/30/99      557487      General Sessions Court                Trade / BREED SRS                  88.05
   12/30/99      557488      Giddings & Lewis                      Trade / BREED SRS               6,145.50
   12/30/99      557489      John Gillen Company                   Trade / BREED SRS              36,853.70
   12/30/99      557490      Global Technology Assoc Ltd.          Trade / BREED SRS               1,176.12
   12/30/99      557491      Pat Greene & Associa                  Trade / BREED SRS                 498.75
   12/30/99      557492      Greenville Cash & Ca                  Trade / BREED SRS                  96.59
   12/30/99      557493      Gte Supply                            Trade / BREED SRS                 521.00
   12/30/99      557494      H.L. Yoh Company Lic                  Trade / BREED SRS               5,745.63
   12/30/99      557496      John Hassall Incorpo                  Trade / BREED SRS               5,675.47
   12/30/99      557498      Hewlett Packard                       Trade / BREED SRS              15,730.00
   12/30/99      557499      Holston Gases Inc.                    Trade / BREED SRS                 514.02
   12/30/99      557500      Home Depot / Gecf                     Trade / BREED SRS                  73.68
   12/30/99      557504      Industrial Sewing Machines            Trade / BREED SRS              13,561.51
   12/30/99      557507      Iro,lnc.                              Trade / BREED SRS                 419.58
   12/30/99      557509      Jackson Spring & Man                  Trade / BREED SRS                 675.20
   12/30/99      557513      K & F Electronics,                    Trade / BREED SRS                 461.82
   12/30/99      557516      Keithley Instruments                  Trade / BREED SRS                 389.17
   12/30/99      557517      Kern-Liebers Usa Inc                  Trade / BREED SRS                 133.50
   12/30/99      557519      Knox County Juvenile Court            Trade / BREED SRS                 108.61
   12/30/99      557521      Labelmaster                           Trade / BREED SRS                 347.05
   12/30/99      557522      Lafayette Steel & Pr                  Trade / BREED SRS              11,226.81
   12/30/99      557524      Lannex Management                     Trade / BREED SRS               4,904.00
   12/30/99      557525      Lason Systems, Inc.                   Trade / BREED SRS                 940.50
   12/30/99      557526      Ledds Development Co                  Trade / BREED SRS              27,577.20
   12/30/99      557527      Lee Electric                          Trade / BREED SRS                 822.86
   12/30/99      557530      Line Precision, Inc.                  Trade / BREED SRS               6,700.00
   12/30/99      557531      Maclean-Fogg Company                  Trade / BREED SRS                 265.09
   12/30/99      557532      Magic Valley Electric Co-Op           Trade / BREED SRS               2,454.23
   12/30/99      557534      Magnatag                              Trade / BREED SRS                  35.00
   12/30/99      557535      Manpower Temporary S                  Trade / BREED SRS               4,204.44
   12/30/99      557537      Mci Telecommunications                Trade / BREED SRS              18,034.57
   12/30/99      557538      Mcmaster Carr Supply                  Trade / BREED SRS                 212.40
   12/30/99      557539      Mcmaster-Carr                         Trade / BREED SRS                 297.78
   12/30/99      557540      Mcmaster-Carr Supply                  Trade / BREED SRS                 431.78
   12/30/99      557541      Mcmaster-Carr Supply                  Trade / BREED SRS                 201.15
   12/30/99      557542      Mechatronics, Inc.                    Trade / BREED SRS               2,680.00
   12/30/99      557544      Methode Electronics, Inc              Trade / BREED SRS               3,381.00
   12/30/99      557545      Mg Industries                         Trade / BREED SRS               6,482.05
   12/30/99      557547      Motion Industries                     Trade / BREED SRS               6,106.58
   12/30/99      557548      Msx International In                  Trade / BREED SRS              27,179.66
   12/30/99      557549      National Calibration Lab.             Trade / BREED SRS                 115.00
   12/30/99      557552      F.A. Neider                           Trade / BREED SRS               1,012.82
   12/30/99      557553      New Dimension, Inc.                   Trade / BREED SRS               4,809.90
   12/30/99      557555      Newark Electronics                    Trade / BREED SRS                 333.79
   12/30/99      557556      Alan Nobles Storage                   Trade / BREED SRS                 785.00
   12/30/99      557558      Corpay Solutions, Inc.                Trade / BREED SRS              51,181.21
   12/30/99      557559      Nye Lubricants, Inc.                  Trade / BREED SRS               6,305.00
   12/30/99      557560      Oea, Inc.                             Trade / BREED SRS              50,988.90
   12/30/99      557561      Oakland Office Equipment Plu          Trade / BREED SRS                 319.06
   12/30/99      557562      Omega Engineering In                  Trade / BREED SRS                 283.57
   12/30/99      557565      Package Design & Mfg                  Trade / BREED SRS               1,250.00
   12/30/99      557568      Paging Network Of Michigan            Trade / BREED SRS               4,498.98
   12/30/99      557571      Penn Engineering & Mfg                Trade / BREED SRS               1,652.50
   12/30/99      557573      Peterson Manufacturi                  Trade / BREED SRS                 958.70
   12/30/99      557575      Phoenix Specialty Mf                  Trade / BREED SRS                 559.52

Master Account 1299                                                Page 63 of 65

                              Cash Disbursements
                 Bank of America - Master Account #81889-10116
                              December 1-31, 1999

Note: The Debtors Master Account is tied to various Zero-Balance Accounts, which fund disbursements. The Debtor records these disbursements in the Master account, wherefore, to avoid duplicating these transactions, all disbursements tied to the Master Account are shown below.

    Date           Check     Name                                  Description/Reference                   Amount
    -----          -----     ----                                  ---------------------                   ------
   12/30/99        557576     Picanol Of America                   Trade / BREED SRS                      616.36
   12/30/99        557577     Pickel Machine Shop                  Trade / BREED SRS                      390.00
   12/30/99        557579     Plastomer Corporatio                 Trade / BREED SRS                   15,377.05
   12/30/99        557580     Plymouth Packaging,                  Trade / BREED SRS                    1,157.74
   12/30/99        557582     Polymer Menschen                     Trade / BREED SRS                    1,583.58
   12/30/99        557583     Post Airgas                          Trade / BREED SRS                      808.97
   12/30/99        557586     Professional Business                Trade / BREED SRS                       41.34
   12/30/99        557588     Psa Quality Systems Inc.             Trade / BREED SRS                    9,444.09
   12/30/99        557589     Purchased Parts Grou                 Trade / BREED SRS                      540.48
   12/30/99        557590     Q One Liasons Inc.                   Trade / BREED SRS                    1,375.00
   12/30/99        557591     Qad, Inc.                            Trade / BREED SRS                      300.00
   12/30/99        557592     Quality Tech Inc.                    Trade / BREED SRS                    2,400.00
   12/30/99        557593     Quest (Quality Eng Software)         Trade / BREED SRS                   19,500.00
   12/30/99        557596     Radar Industries                     Trade / BREED SRS                   15,447.51
   12/30/99        557597     Rco Engineering, Inc                 Trade / BREED SRS                    1,716.80
   12/30/99        557598     Redi Packaging                       Trade / BREED SRS                    1,620.00
   12/30/99        557599     Reeves Brothers                      Trade / BREED SRS                  105,214.12
   12/30/99        557600     Ref Alabama. Inc.                    Trade / BREED SRS                      576.96
   12/30/99        557606     Ronci Machine Company                Trade / BREED SRS                       99.85
   12/30/99        557607     Safety Supplies & Se                 Trade / BREED SRS                      102.87
   12/30/99        557609     Sandvik Steel - Spri                 Trade / BREED SRS                    4,449.10
   12/30/99        557614     Capitol Welding Supp                 Trade / BREED SRS                      349.78
   12/30/99        557616     Southern Union Gas                   Trade / BREED SRS                        6.97
   12/30/99        557617     Southwestern Bell Te                 Trade / BREED SRS                    5,221.60
   12/30/99        557618     Southwestern Bell                    Trade / BREED SRS                    1,433.73
   12/30/99        557620     Star Service Of Mobi                 Trade / BREED SRS                    4,571.77
   12/30/99        557622     Tadeo's Chevron                      Trade / BREED SRS                    1,223.62
   12/30/99        557625     Tech Mechanical                      Trade / BREED SRS                    6,540.44
   12/30/99        557626     Tennessee Coatings                   Trade / BREED SRS                   11,930.44
   12/30/99        557628     Terminix Services                    Trade / BREED SRS                      165.00
   12/30/99        557630     Thomas & Belts Automotive            Trade / BREED SRS                      734.86
   12/30/99        557632     Toolmaster                           Trade / BREED SRS                      957.20
   12/30/99        557633     Trident Automotive, Inc.             Trade / BREED SRS                      297.47
   12/30/99        557634     Trw Fastener Divisio                 Trade / BREED SRS                      490.00
   12/30/99        557635     U.S. Department Of Education         Trade / BREED SRS                       68.88
   12/30/99        557636     U.S. Filter                          Trade / BREED SRS                      129.90
   12/30/99        557638     Unique Molded Produc                 Trade / BREED SRS                   41,482.37
   12/30/99        557639     United Testing Systems               Trade / BREED SRS                      346.00
   12/30/99        557640     United Waste Water Services          Trade / BREED SRS                    1,442.00
   12/30/99        557641     United Way Of Greater Knox           Trade / BREED SRS                       77.65
   12/30/99        557642     Us Bancruptcy Court / Chpt 13        Trade / BREED SRS                    1,100.75
   12/30/99        557644     Us West Communicatio                 Trade / BREED SRS                    7,084.08
   12/30/99        557645     Us Wire & Rope                       Trade / BREED SRS                    5,146.00
   12/30/99        557646     Valley Ind. Shipping Supply          Trade / BREED SRS                      163.80
   12/30/99        557648     Valley Telecommunica                 Trade / BREED SRS                      805.49
   12/30/99        557650     Wagner Lighting                      Trade / BREED SRS                    9,450.00
   12/30/99        557651     Waltonen Engineering                 Trade / BREED SRS                   16,017.75
   12/30/99        557652     West Sanitation Serv                 Trade / BREED SRS                      135.20
   12/30/99        557654     Wiegand Disposal, In                 Trade / BREED SRS                    4,340.00
   12/30/99        557655     Work Loss Management. Inc.           Trade / BREED SRS                       27.00
   12/30/99        557656     Xerox Corporation                    Trade / BREED SRS                      158.05
   12/30/99                   Gelco (Breed)                        Travel & Entertainment Funding         551.56
   12/30/99                   Great West - Medical                 Medical Claim Funding - BREED      110,715.63
   12/30/99                   Great West - Medical                 Medical Claim Funding - BSRS             0.12
   12/30/99                   Great West - Medical                 Medical Claim Funding - Hamlin      22,495.21
   12/30/99                   Payroll Account Funding              Payroll Check Funding Various       29,297.28
   12/30/99                   Transfer to Investment Account       Transfer of Interest Income          1,992.32
   12/31/99         14074     All Shippers Inc                     Trade / BREED-Lakeland                 115.00

Master Account 1299                                                Page 64 of 65

                              Cash Disbursements
                   Nations Funds Investment Acount #03473345
                              December 1-31, 1999

Date         Check      Name                                Reference                   Description                    Amount
----         ------     ----                                ---------                   -----------                    ------
  1 2/9/99              Transfer to Master Account                              Transfer to Debtor Account       3,000,000.00
  12/13/99              Transfer to Master Account                              Transfer to Debtor Account       4,640,000.00
  12/14/99              Transfer to Master Account                              Transfer to Debtor Account       2,130,000.00
  12/15/99              Transfer to Master Account                              Transfer to Debtor Account       2,430,000.00
  12/17/99              Transfer to Master Account                              Transfer to Debtor Account         930,000.00
  12/20/99              Transfer to Master Account                              Transfer to Debtor Account       6,340,000.00
  12/22/99              Transfer to Master Account                              Transfer to Debtor Account       3,840,000.00
  12/27/99              Transfer to Master Account                              Transfer to Debtor Account       1,200,000.00

                                                                                                              ---------------
                                                                                TOTAL                           24,510,000.00
                                                                                                              ---------------

                              Cash Disbursements
               Bank of America - Insurance Reserve #1233-1-21117
                              December 1-31, 1999

Date     Check        Name                          Reference                      Description         Account
----     -----        ----                          ---------                      -----------         -------
12/8/99               Transfer to Master Account    Transfer to Debtor Account                      512,364 17

                                                                                                    ----------
                                                                        TOTAL                       512,364.17
                                                                                                    ----------

                              Cash Disbursements
                         Bank One - Lockbox #0304-233
                              December 1-31, 1999

Date  Check  Name                Reference            Description        Amount
----  -----  ----                ---------            -----------        ------
             No Activity

                              Cash Disbursements
                  CitiBank- Foreign Sales Account #0012754019
                              December 1-31, 1999

Date  Check  Name                Reference            Description        Amount
----  -----  ----                ---------            -----------        ------

             No Activity

                              Cash Disbursements
                SunTrust - Flex Spending Account #0032020393720
                               December 1-31, 1999

  Date        Check      Name                                     Reference           Description               Amount
  ----        -----      ----                                     ---------           -----------               ------
 12/1/99                 Bank Fees                                                                               58.00
 1212/99                 Bank Fees                                                                               29.00
 1216/99       5654      Flex Benefits Checks to Participant                       Employee Benefits            245.50
 12/6/99      10317      Flex Benefits Checks to Participant                       Employee Benefits            352.11
 12/6/99                 BankFees                                                                                15.00
 12/7/99       5650      Flex Benefits Checks to Participant                       Employee Benefits            682.50
 12/8/99      10315      Flex Benefits Checks to Participant                       Employee Benefits             92.00
 12/8/99      10318      Flex Benefits Checks to Participant                       Employee Benefits            403.77
 1218/99      10319      Flex Benefits Checks to Participant                       Employee Benefits          1,006.86
 12/9/99       5651      Flex Benefits Checks to Participant                       Employee Benefits             50.00
 12/9/99      10314      Flex Benefits Checks to Participant                       Employee Benefits            120.30
12/13/99       5653      Flex Benefits Checks to Participant                       Employee Benefits            105.84
12/13/99       5656      Flex Benefits Checks to Participant                       Employee Benefits            188.69
12/13/99       5659      Flex Benefits Checks to Participant                       Employee Benefits             60.00
12/13/99       5662      Flex Benefits Checks to Participant                       Employee Benefits            545.28
12/13/99      10320      Flex Benefits Checks to Participant                       Employee Benefits             75.00
12/13/99      10321      Flex Benefits Checks to Participant                       Employee Benefits            454.55
12/13199      10322      Flex Benefits Checks to Participant                       Employee Benefits            178.54
12/14/99       5660      Flex Benefits Checks to Participant                       Employee Benefits             62.50
12/14/99                 BankFees                                                                                15.00
12/15/99       5658      Flex Benefits Checks to Participant                       Employee Benefits             78.00
12115/99       5661      Flex Benefits Checks to Participant                       Employee Benefits          4,574.55
12/15/99      10323      Flex Benefits Checks to Participant                       Employee Benefits            379.03
12/16/99       5655      Flex Benefits Checks to Participant                       Employee Benefits            680.00
12/16/99                 Bank Fees                                                                               29.00
12/17/99                 Bank Fees                                                                               58.00
12120199                 Bank Fees                                                                               58.00
12/21/99                 Bank Fees                                                                               15.00
12!22!99      10326      Flex Benefits Checks to Participant                       Employee Benefits             96.59
12/23/99      10329      Flex Benefits Checks to Participant                       Employee Benefits            225.00
12/27/99       5663      Flex Benefits Checks to Participant                       Employee Benefits            600.00
12/30!99      10313      Flex Benefits Checks to Participant                       Employee Benefits            965.93
12/31/99                 Bank Fees                                                                                12.42
                                                                                                              ---------
                                                                                    TOTAL                     12,511.66
                                                                                                              ---------

                              Cash Disbursements
               Smith Barney - Investment Account # 2249201118351
                              December 1-31, 1999


Date   Check      Name               Reference         Description      Amount
----   -----      ----               ---------         -----------      ------

                  No Activity

                              Cash Disbursements
            National Westminster - UK Operations Account #63563630
                              December 1-31, 1999
                              (Converted to $USD)



  Date   Check     Name                                       Reference           Description                 Amount
  ----   ------    ----                                       ---------           -----------                 ------
  36496            Transfer to Disbursement Account-UK                                                        589.26
  36497            Transfer to Disbursement Account-UK                                                        799.73
  36500            Transfer to Disbursement Account-UK                                                      6,366.96
  36501            Transfer to Disbursement Account-UK                                                      7,206.48
  36503            Transfer to Disbursement Account-UK                                                      3,095.83
  36507            Transfer to Disbursement Account-UK                                                     28,720.72
  36508            Transfer to Disbursement Account-UK                                                     32,153.58
  36509            Transfer to Disbursement Account-UK                                                     39,240.51
  36510            Transfer to Disbursement Account-UK                                                     18,061.50
  36511            Transfer to Disbursement Account-UK                                                      2,151.03
  36514            Transfer to Disbursement Account-UK                                                      4,982.40
  36515            Transfer to Disbursement Account-UK                                                      7,500.11
  36516            Transfer to Disbursement Account-UK                                                     45,304.49
  36517            Transfer to Disbursement Account-UK                                                     63,963.96
  36523            Transfer to Disbursement Account-UK                                                        688.66
                                                                                                     ---------------
                                                                          TOTAL                           260,825.22
                                                                                                     ---------------

                              Cash Disbursements
                    ABN AMRO - Yen Account #000001352180JPY
                              December 1-31, 1999
                              (Converted to SUSD)



  Date     Check    Name            Reference       Description        Amount
  ----     -----    ----            ---------       -----------        ------

12/31/99            BankFees                                             3427
                                                                   ----------
                                                 TOTAL                   3427
                                                                   ----------

                              Cash Disbursements
                     ABN AMRO - Peso Account #71013000062
                              December 1-31, 1999
                              (Converted to $USD)

  Date      Check       Name                                      Reference               Description               Amount
  ----      -----       ----                                      ---------               -----------               ------
 12/07/99               Transfer to Fund Mexican A/P Disbursement Account                                     3,250,282.42
 12/14/99               Transfer to Fund Mexican A/P Disbursement Account                                     3,556,257.14
 12/17/99               Transfer to Fund Mexican A/P Disbursement Account                                       174,697.59
 12/21/99               Transfer to Fund Mexican A/P Disbursement Account                                     3,016,262.12

                                                                                                           ---------------
                                                                               TOTAL:                         9,997,499.27
                                                                                                           ---------------

                              Cash Disbursements
                Societe Generale - Franc Account #1151091000125
                              December 1-31, 1999

  Date             Check         Name                      Reference              Description           Amount
  ----             -----         ----                      ---------              -----------           ------
 12/23/99         1471382        Operating Disbursement                                                 462.91
 12/28/99         Transfer       Operating Disbursement                                               3,567.83
 12/31/99                        Exchange Rate Variance                   Adjustment                     15.12
                                                                                                  ------------
                                                                          TOTAL                       4,045.86
                                                                                                  ------------

                              Cash Disbursements
                Bank of China - Chinese Account #1001094200065
                              December 1-31, 1999
                              (Converted to $USD)

Date       Check    Name                                              Reference            Description              Amount
----       -----    ----                                              ---------            ------------             ------

Various             Disbursements to fund Chinese Operating Expenses                                                3,475.64
                                                                                                                    --------
                                                                                            TOTAL                   3,475.64
                                                                                                                    --------

                              Cash Disbursements
                   CITIC of China - Chinese Account #109140
                              December 1-31, 1999
                              (Converted to $USD)

Date         Check       Name                                              Reference     Description          Amount
----         -----       ----                                              ---------     -----------          ------
  12/6/99    80041687    Payroll Funding                                                                       6,920.00
 12/13/99    80041689    Disbursements to fund Chinese Operating Expenses                                      2,000.00
 12/13/99                Bank Fees                                                                                 6.00
 12/13/99    80041688    Disbursements to fund Chinese Operating Expenses                                      3,000.00
 12/13/99                Bank Fees                                                                                 9.00
                                                                                                              ---------
                                                                                           TOTAL              11,935.00
                                                                                                              ---------

                              Cash Disbursements
              San Paolo IMI - Italian Lire Account #N.13/9286278
                              December 1-31, 1999
                              (Converted to $USD)


Date           Check     Name            Reference          Description         Amount
----           -----     ----            ---------          -----------         ------
                         No Activity

                              Cash Disbursements
             Chase Bank - Breed Automotive LP Account #06700277467
                              December 1-31, 1999


Date         Check     Name                                                 Reference         Description           Amount
----         -----     ----                                                 ---------         -----------           ------
Various                See attached listing of checks written                                                     17,401.66
Various                See attached listing of checks written                                                      7,275.29
 12/31/99              Bank Fees                                                                                     405.25
  12/1/99              Prior Period Outstanding Checks                                                            14,793.83
 12/31/99              Less: Outstanding Checks as of December 31, 1999                                           (1,133.47)
                                                                                                                  ---------
                                                                                                 TOTAL            38,742.56
                                                                                                                  ---------


                                                      Breed Automotive, L.P.

                                                         Checking Account

                                         FROM: December 01, 1999    TO: December 17, 1999


Company:  Breed Automotive
Custodian:  Carmen Vasquez
Location:  Brownsville, Texas
------------------------------------------------------------------------------------------------------------------------------------
  Date          CH#                       Paid To                                              Comments
------------------------------------------------------------------------------------------------------------------------------------
12/01/99        2069            The Monitor                                     recruiting ads
12/01/99        2070            MCI WorldCom                                    long distance phone svc:B. Ulassin's Apt.
12/01/99        2071            Public Utilities Board                          electricity Svc. svc:B.1 Ulassin's Apt.
12/01/99        2072            Roadway Express                                 COD on freight costs; maill for VH1
12/01/99        2073            Roadway Express                                 COD on freight costs; mail for CTM
12/01/99        2074            Central Freight Lines                           COD on freight costs; mail for VH2
12/03/99        2075            Home Depot                                      lawn maintenance equipment
12/03/99        2076            The Brownsville Herald                          recruiting ads
12/03/99        2077            Yellow Freight System                           COD on freight costs; customer mail
12/03/99        2078            Roadway Express                                 COD on freight costs; mail for VH1
12/03/99        2079            Roadway Express                                 COD on freight costs; mail for VH1
12/06/99        N/A             Chase Bank                                      wire transfer to reimburse activity:11/22-11/20
12/06/99        2080            UPS Customhouse Brokerage                       COD on duties; mail for PEBAC
12/06/99        2081            Yellow Freight System                           COD on freight costs; mail for PEBAC
12/07/99        2082            Carmen Vasquez-Petty Cash                       Receipts: 11/24/99 - 11/30/99
12/08/99        2083            Bay Fasteners & Components                      COD on raw material
12/08/99        2084            UPS Customhouse Brokerage                       COD on duties; mail for VH
12/08/99        2085            Texas Heal                                      COD on raw material
12/08/99        2086            Central Freight Lines                           COD on freight costs; mail for VH2
12/08/99        2087            Yellow Freight System                           COD on freight costs; mail for PEBAC
12/08/99        2088            Roadway Express                                 COD on freight costs; mail for VH@
12/09/99        2089            Central Freight Lines                           COD on freight costs; mail for PEBAC
12/09/99        2090            The Grinding of Plastic                         used pallets
12/09/99        2091            Roadway Express                                 COD on freight costs; mail for VH1
12/09/99        2092            Brownsville Rental Center                       rent chairs & tables for HR meeting.
12/13/99        2093            VOID                                            VOID
12/13/99        2094            Yellow Freight System                           COD on freight costs; mail for PEBAC
12/13/99        2095            Union Transpor Corp                             COD on freight
12/13/99        2096            Campbell's Delivery Service                     COD on freight
12/13/99        2097            Carr's Delivery Service                         COD on duties
12/14/99        2098            Davenport Machine                               COD on MRO Material for PEBAC
12/14/99        2099            Valley B & CS, Inc.                             COD on rpr of battery charger
12/14/99        2100            Ace Bolt & Screw                                COD on MRO mail for PEBAC
12/14/99        2101            Roadway Express                                 COD on freight costs; mail for VHQ
12/14/99        2102            Yellow Freight System                           COD on freight costs; mail for PEBAC
12/14/99        2103            CPL                                             electricity svcs of bland Condo
12/14/99        2104            Southwestern Bell                               phone svcs @ B.Ulassin's Apt.
12/15/99        2105            Central Freight Lines                           COD on freight costs; mail for PEBAC
12/15/99        2106            Roadway Express                                 COD on freight costs; mail for VH2
12/15/99        2107            Yellow Freight System                           COD on freight costs; mail for PEBAC
12/16/99        ????            Con-Way Southern Express                        cashier's ck for freight charges; VH3
12/16/99        N/A             Chase Bank                                      fees for cashier's ck
12/17/99        2108            Ringold Tire Service                            repair bad tire on tractor
12/17/99        2109            VOID                                            VOID
12/17/99        2110            Roadway Express                                 COD on freight costs; mail for PEBAC
12/17/99        2111            Carmen Vasquez-Petty Cash                       Reimburse Petty Cash Box w/receipts 12/01-12/15


Prepared By: _________________________________
Approved By: _________________________________

                                                                                      ----------------------------------------------
                                                                                                       Balance Forward
------------------------------------------------------------------------------------------------------------------------------------
                        Account                                                                  Employee             Checking
        CCN             Number          Withdrawals             Deposits                           Funds              Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   $180.92           $10,803.80
        220          680010-2730         ($171.00)                                                                   $10,532.80
        100          680160-2460           ($0.12)                                                                   $10,623.77
        100          550010-2450          ($42.10)                                                                   $10,581.67
        650          610050-2675          ($66.57)                                                                   $10,526.10
        650          610050-2675         ($239.87)                                                                   $10,266.23
        220          610050-2050          ($46.97)                                                                   $10,239.26
        220          560200-2600       ($1,231.72)                                                                   $ 9,007.54
        220          580010-2730         ($184.30)                                                                   $ 6,623.24
        220          610060-2660         ($126.66)                                                                   $ 9,606.58
        660          610050-2675         ($145.65)                                                                   $ 8,560.93
        660          610050-2575         ($203.84)                                                                   $ 8,347.09
             1085 10-0020                                       $14,377.00                                           $22,724.12
        220          610150-2650       ($8,565.80)                                                                   $14,157.32
        220          610060-2660         ($121.06)                                                                   $14,046.26
               Various                   ($716.03)                                                                   $13,330.23
              C10737P1                   ($414.40)                                                                   $12,915.83
        220          610150-2660          ($40.96)                                                                   $12,874.87
              814918P1                   ($117.66)                                                                   $12,757.22
        220          610050-2650         ($178.06)                                                                   $12,579.14
        220          610050-2650         ($123.00)                                                                   $12,455.24
        220          610050-2650          ($66.67)                                                                   $12,399.57
        220          610050-2650          ($46.97)                                                                   $12,362.70
        220          630270-2800         ($300.00)                                                                   $12,062.70
        650          610050-2576         ($277.07)                                                                   $11,775.00
        220          860300-2600          ($60.84)                                                                   $11,716.49
                VOID                        $0.00                   $0.00                                            $11,716.49
        220          610050-2660         ($140.00)                                                                   $11,574.51
        220          610050-2660         ($224,73)                                                                   $11,349.78
        220          610050-2660          ($33.30)                                                                   $11,316.48
        220          610150-2650          ($61.36)                                                                   $11,255.13
             P236444RC                ($1,3006.00)                                                                   $ 9,890.13
        220          560200-2600         ($108.09)                                                                   $ 9,722.04
             P236620RC                    ($43.30)                                                                   $ 9,678.74
        650          610050-2576          ($55.57)                                                                   $ 9,023.17
        220          610050-2650         ($107.45)                                                                   $ 9,516.72
        650          560010-0013          ($30.64)                                                                   $ 9,486.08
        100          660100-2450          ($93.21)                                                                   $ 9,391.87
        220          610050-2650          ($95.78)                                                                   $ 9,296.09
        220          610050-2650          ($70.99)                                                                   $ 9,225.20
        220          610050-2650          ($61.47)                                                                   $ 9,163.73
        620          610050-2666         ($400.25)                                                                   $ 8,783.48
        220          590060-2600           ($6.00)                                                                   $ 8,768.48
        220          610400-2600          ($25.00)                                                                   $ 8,733.48
              VOID                          $0.00                   $0.00                                            $ 8,733.48
        220          610050-2660          ($70.54)                                                                   $ 8,662.94
             VARIOUS                     ($883.08)                                                                   $ 7,779.26

        MONTHLY SPENDING              ($17,401.00)                                                 $180.92

REIMBURSEABLE EXPENSES                ($17,401.00)

                         BALANCE                                                                                      $7,779.25
                         (+) REIMBURSEABLE EXPENSES                                                                  $17,401.00
                                                                    TOTAL                                            $25,180.92
                         (-) EMPLOYEE FUNDS                                                                            ($180.92)
                                                                    TOTAL BAC                                        $25,000.00


                                                      BREED AUTOMOTIVE, L.P.

                                                         CHECKING ACCOUNT

                                         FROM: December 17, 1999    TO: December 31, 1999


COMPANY:  BREED AUTOMOTIVE
CUSTODIAN:  CARMEN VASQUEZ
LOCATION:  BROWNSVILLE, TEXAS
------------------------------------------------------------------------------------------------------------------------------------
  DATE          CH#                       PAID TO                                              COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
12/20/99        2112            Jacobs & Thompson                               COD on raw mtl for VH1
12/20/99    0570025655          BAX Global                                      cashier's check for air freight charges
12/20/99        N/A             Chase Bank                                      fees for above cashier's ck
12/20/99    0670025655          BAX Global                                      cashier's check for air freight charges
12/01/99        N/A             Chase Bank                                      fees for above cashier's ck
12/20/99        2113            Yellow Freight Systems                          COD on freight costs; mtl for PEBAC
12/22/99        2114            The Grinding of Plastic                         COD on used pallets
12/22/99        2115            Yellow Freight Systems                          COD on freight costs; mtl for PEBAC
12/22/99        2116            Yellow Freight Systems                          COD on freight costs; mtl for PEBAC
12/22/99        2117            Yellow Freight Systems                          COD on freight costs; mtl for PEBAC
12/22/99        2118            Roadway Express                                 COD on freight costs; mtl for PEBAC
12/22/99        2119            Roadway Express                                 COD on freight costs; customer rtn
12/22/99        2120            ABF Freight Systems, Inc.                       COD on freight costs; mtl for PEBAC
12/22/99        2121            Central Freight Lines                           COD on freight costs; mtl for VH2
12/22/99        2122            Luby's                                          gift certificate for employees
12/23/99        2123            Gateway Transfer                                COD on rental trailers
12/23/99        2123            Gateway Transfer                                COD on rental trailers
12/23/99        2124            Central Freight Lines                           COD on freight costs; mtl for PEBAC
12/23/99        2125            Yellow Freight Systems                          COD on freight costs; mtl for PEBAC


Prepared By: _________________________________
Approved By: _________________________________

                                                                                      ----------------------------------------------
                                                                                                       Balance Forward
------------------------------------------------------------------------------------------------------------------------------------
                        ACCOUNT                                                                  EMPLOYEE             CHECKING
        CCN             NUMBER          WITHDRAWALS             DEPOSITS                           FUNDS              ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   $180.92           $ 7,779.26
            C11879B1                      ($38.00)                                                                   $ 7,741.26
        220          610060-2650         ($326.02)                                                                   $ 7,415.24
        220          590050-2500           ($5.00)                                                                   $ 7,410.24
        220          610060-2650         ($100.20)                                                                   $ 7,310.04
        220          590050-2500           ($5.00)                                                                   $ 7,305.04
        220          610050-2650         ($121.06)                                                                   $ 7,183.98
        220          530270-500          ($300.00)                                                                   $ 6,883.98
        220          610050-2650         ($125.79)                                                                   $ 6,758.19
        220          610050-2650          ($92.43)                                                                   $ 6,665.76
        220          610050-2650         ($123.37)                                                                   $ 6,542.39
        220          610050-2650         ($235.79)                                                                   $ 6,306.60
        620          610050-2656         ($340.53)                                                                   $ 5,966.07
        220          610050-2650         ($101.87)                                                                   $ 5,864.20
        220          610050-2650         ($214.86)                                                                   $ 5,649.34
        220          570250-2500         ($931.50)                                                                   $ 4,717.84
        620          56030-5013        ($3,240.00)                                                                   $ 1,477.84
        220          560300-2500         ($720.00)                                                                   $   757.84
        220          610050-2650         ($113.56)                                                                   $   644.28
        220          610050-2650         ($140.31)                                                                   $   503.97

        MONTHLY SPENDING              ($ 7,275.29)                                                 $180.92

REIMBURSEABLE EXPENSES                ($ 7,275.29)

IN-TRANSIT REIMBURSEMENT (RECEIPTS: 12/01-12/17)  ($17,401.66)

                         BALANCE                                                                                        $503.97
                         (+) REIMBURSEABLE EXPENSES                                                                  $24,676.95
                                                                    TOTAL                                            $25,180.92
                         (-) EMPLOYEE FUNDS                                                                            ($180.92)
                                                                    TOTAL BAC                                        $25,000.00

                              Cash Disbursements
         Bank of America - Breed Automotive West, Inc. #000640057428
                              December 1-31, 1999

  Date        Check   Name                              Reference               Description         Amount
  ----        -----   ----                              ---------               -----------         ------
  12/14/99    1128    Annual Commercial Domicile Fee    Breed Automotive West   Sub-lease expense  4,500.00
  12/14/99    1129    Employee Annual Fee               Breed Automotive West   Prepaid payroll    2,000.00
  12/31/99            Bank Fees                         Breed Automotive West                          9.00
                                                                                                   --------
                                                                                TOTAL              6,509.00
                                                                                                   --------

                               Cash Disbursements
         Bank of America - Breed Electronics of Nevada, Inc. #370179376
                              December 1-31, 1999

 Date       Check       Name              Reference         Description   Amount
 ----       -----       ----              ---------         -----------   ------
                        NO ACTIVITY

                               Cash Disbursements
                     Bank One - Hamlin Lockbox #020716585
                              December 1-31, 1999

Date        Check     Name           Reference        Description       Amount
----        -----     ----           ---------        -----------       ------
                      NO ACTIVITY

Case Name: BREED TECHNOLOGIES, INC. ET AL.
Case Number: 99-O3399MFW THRU 99-03415

Accounts Receivable Aging (Debtors only)
------------------------------------------------------------------------------------------
as of December 31, 1999

                                                                  S's (000's)
                                                                 -------------
  Current                                                             64,385
  1-30 days                                                           22,014
  31-60 days                                                           3,814
  61+ days                                                            25,964
                                                                 -------------
  Total Accounts Receivable                                          116,177
  Less: Amount Considered Uncollectible                              (13,866)
                                                                 -------------
  Accounts Receivable, Net                                           102,311


Aging of Post-petition Accounts Payable (Debtors only)
------------------------------------------------------------------------------------------

                                                   0-30             31-60            61-90            91+
  Reporting Unit                                   Days              Days             Days           Days            Total
--------------------------                     -------------     -------------   -------------   -------------   -------------

  Lakeland                                                                                                                   0
  Sterling Heights                                       INFORMATION NOT AVAILABLE AT THIS TIME                              0
  Hamlin                                                                                                                     0
                                               -------------     -------------   -------------   -------------   -------------
  TOTAL                                                    0                 0               0               0               0


Status of Post-petition Taxes
-------------------------------------------

  Payroll Taxes
  ------------------------

  Payroll is processed through an outside service, who remits the applicable taxes to the appropriate taxing authorities. All payroll taxes have been paid in the normal course of business.

  Other Taxes
  ------------------------
  Other post-petition taxes are being paid in the normal course of business.

Case Name: BREED TECHNOLOGIES, INC. ET AL.
Case Number: 99-03399MFW THRU 99-03415

BANK RECONCILIATIONS & BANK STATEMENTS

Attached for all accounts with the exception of the minor accounts, listed below, for which reconciliations are not available at this time.

  1) BankOne Account #0304-233, Lockbox Account
  2) Smith Barney Account #2249201118351, Investment Account

                         Bank of America Main Account
                           Account #8188-9-10116 NEW
                                100 105070 0000
                               December 31, 1999


            Bank balance                                 $5,204,494.79

            GL Balance AC 10507  post    21,140,980.45
            CL Balance A/C 10600 pre    (15,936,485.66)
                                       ---------------
            Total GL Balance                              5,204,494.79
                                                         -------------
            Variance                                     $        -

          Reconciling items:





                                       ----------------
                                                                  -
                                                         -------------
       Unexplained variance                              $        -
                                                         =============


Prepared By:                    Jerry Harper
                                ------------

Reviewed By:                    ______________



A. Posted to GL in Dec. 99

[LOGO OF BANK OF AMERICA]

--------------------------------------------------------------------------------


CDA USCG ILLINOIS NORTH #8138
231 LA SALLE                  ACCOUNT NUMBER:  8188-9-10116
CHICAGO IL 60697
                              ACCOUNT TYPE: CORP CHECKING ACCOUNT

                              LAST STATEMENT 11/30/99
FOR STATEMENT INQUIRIES
CALL 800-262-2726             THIS STATEMENT 12/31/99

PARENT ID: 07427

1231991010-C        BREED TECHNOLOGIES INC.
E 0                 ATTN: MS SHEILA SHORTLAND
                    ASSISTANT TREASURER
                    5300 OLD TAMPA RD
                    LAKELAND FL         33897



        ___________________STATEMENT CYCLE SUMMARY_____________________

        12/01/99 OPENING LEDGER BALANCE                   19,392,329.43
        OPENING FLOAT                       4,358,623.00
        OPENING COLLECTED BALANCE          14,533,901.43
                7 DEPOSIT(S)                                 444,254.25
               35 ELECTRONIC CREDIT(S)                    34,733,415.33
               46 WIRE TRANSFER CREDIT(S)                 14,635,205.36
              211 LOCKBOX CREDIT(S)                       70,926,633.73
                2 MISC CREDIT(S)                             669,126.53

                        TOTAL CREDITS                    121,408,636.35

              177 ELECTRONIC DEBIT(S)                     65,704,878.15
              310 WIRE TRANSFER DEBIT(S)                  23,359,663.87
               95 COLLECTION/DISB TRF DEBIT(S)            41,476,378.25
                2 MISC DEBIT(S)                               55,801.27

                        TOTAL DEBITS                     135,596,721.54

        12/31/99 CLOSING LEDGER BALANCE                    5,204,494.79
        TOTAL FLOAT                           745,536.00
        CLOSING COLLECTED BALANCE           4,458,953.79
        _______________________________________________________________
--------------------------------------------------------------------------------

                              DEPOSITS AND CHECKS
--------------------------------------------------------------------------------

POST DATE               CUSTOMER REFERENCE OR ITEM DESCRIPTION                       AMOUNT
---------       --------------------------------------------------------        ----------------
    12/07       DEPOSIT            **********       REF# 123300417460200             1,761.44 CR
                        0 DAY FLOAT                0.44
                        1 DAY FLOAT              239.00
                        2 DAY FLOAT              997.00
                        3 DAY FLOAT              498.00
                        4 DAY FLOAT               27.00
    12/09       UNENCODED DEPOSIT  7551             REF# 689209880526613            40,887.04 CR
                        0 DAY FLOAT                0.04
                        3 DAY FLOAT           40,887.00
    12/14       DEPOSIT            **********       REF# 123301026073300            92,922.39 CR
                        0 DAY FLOAT                0.89
                        2 DAY FLOAT           83,046.00
                        3 DAY FLOAT            4,725.00
                        4 DAY FLOAT              151.00
    12/14       DEPOSIT            **********       REF# 123300640434800             4,369.47 CR
                        0 DAY FLOAT                0.47
                        2 DAY FLOAT            4,107.00
                        3 DAY FLOAT              262.00
    12/16       UNENCODED DEPOSIT  7551             REF# 639209880778465           107,036.11 CR
                        0 DAY FLOAT                0.11
                        3 DAY FLOAT          107,036.00

                            BREED TECHNOLOGIES INC
                       NATIONS FUNDS INVESTMENTS ACCOUNT
                                 AC# 000343345
                                  [ILLEGIBLE]
                               DECEMBER 31, 1999


ENDING FUND BALANCE                                             XXX,064,499.49
ENDING GL BALANCES      #114000         20,000,000.00
                        #116400             55,492.76           XXX,X55,492.76
                                     -------------------------------------------
        VARIANCE                                                        693.27

Reconciling items
XX reinvested dividend          346.59          XX=                     693.18


                                                                ----------------

                                                                ================

                            BREED TECHNOLOGIES INC
                       NATIONS FUNDS INVESTMENT ACCOUNT
                                 AC#0003473345
                                  [ILLEGIBLE]
                               DECEMBER 31, 1999



ENDING FUND BALANCE                                     $20,054,499.49
ENDING BALANCE                                           20,000,000.00
                                                        --------------
        VARIANCE                                             54,499.49



Responding items
        Interest income per treasury report                  55,492.76


                                                        --------------
Unreconciled variance                                           693.27
                                                        ==============

per GL invested dividend                     346.69 X=          693.18

[LOGO OF BANK OF AMERICA]
--------------------------------------------------------------------------------

NO. AMER. DIV. CORP. SERV. -NC #1233
P.O. BOX 27128                          ACCOUNT NUMBER:  1233-1-32117
CONCORD, CA.    94520
                                        ACCOUNT TYPE: CORP CHECKING
                                        LAST STATEMENT 11/30/99
FOR STATEMENT INQUIRIES
CALL 800-252-2725                       THIS STATEMENT 12/31/99


PARENT ID: 07427

1231991010-C            BREED TECHNOLOGIES INC.                 PAGE 1 OF 1
E 1                     ATTN: MS. SHEILA SHORTLAND              ENCLOSURES 1
                        ASSISTANT TREASURER
                        5300 OLD TAMPA RD
                        LAKELAND                FL 33807

        ____________________STATEMENT CYCLE SUMMARY____________________

        12/01/99 OPENING LEDGER BALANCE                      637,364.17
        OPENING FLOAT                           0.00
        OPENING COLLECTED BALANCE         637,364.17

                                TOTAL CREDITS                      0.00

                1 MISC DEBIT(S)                              312,364.17

                                TOTAL DEBITS                 312,364.17

        12/31/99 CLOSING LEDGER BALANCE                      125,000.00
        TOTAL FLOAT                             0.00
        CLOSING COLLECTED BALANCE         125,000.00

        _______________________________________________________________

--------------------------------------------------------------------------------
                       MISCELLANEOUS CREDITS AND DEBITS
--------------------------------------------------------------------------------

POST DATE          CUSTOMER REFERENCE OR ITEM DESCRIPTION              AMOUNT
---------   ----------------------------------------------------   -------------
  12/08     MISCELLANEOUS DEBIT             REF# 123300561445500   512,364.17 DB
            CHECK DEPOSIT ADJUSTMENT

                                                    TOTAL DEBITS   512,364.17

                            BREED Technologies, Inc.
                                 Citibank--FSC
                             Account #0 012754 019
                              G/L 400 107700-0150
                               December 31, 1999



Bank balance                                     1,334.36
GL balance                                       1,334.36
                                                ---------
        Variance                                      -


Reconciling items:


                                ---------

                                                      -
                                                ---------
        Unexplained variance
                                                =========

Prepared by:  Jerry Harper
              --------------------
Date:         1/24/00
              --------------------

Approved by:  ____________________

                                                              [LOGO OF CITIBANK]

BREED TECHNOLOGIES INC          [ILLEGIBLE]
________________________________________________________________________________
                                [ILLEGIBLE]

        BREED ECHNOLOGIES
        INTERNATIONAL INC
        ATTN: JACK SONTHEIMER, CONTROLLER
        5300 OLD TAMPA HIGHWAY
        LAKELAND        FL  338XX


                                                REGULAR STATEMENT
________________________________________________________________________________
                              SUMMARY OF BALANCE

                OPENING BALANCE AS OF 01 DEC 99        1,334.36

                        0  DEBITS                          0.00

                                0  CHECKS                  0.00
                                0  NON-CHECKS              0.00

                        0  CREDITS                         0.00

                                0  DEPOSITS                0.00
                                0  NON-DEPOSITS            0.00

                CLOSING LEDGER AS OF 31 DEC 99         1,334.36

________________________________________________________________________________
________________________________________________________________________________


     ANY ERROR OR OMISSION ON THIS STATEMENT MUST BE NOTIFIED IN WRITING
     TO THE ATTENTION OF THE CONTROL DIVISION WITHIN THIRTY (30) DAYS
     FROM MAILING DATE. FAILURE TO DO SO WILL SIGNIFY THAT THE STATEMENT IS CORRECT.

                                   Sun Trust
                             Flex Spending Account
                           Account #300320020393720
                              GL 100 105300-0000
                                  December-99


Bank Balance                                                           8,102.08
GL Balance                                                            20,613.74
                                                                     ----------
                Variance                                             (12.511.66)


Reconciling items:
                Checks cleared                           12,222.24
                Bank fees                                   289.42

                Both above items being posted as XXX
                recon is in process



                                                        ----------
               Unexplained variance                                   XX,XXX.XX
                                                                     ----------
                                                                            -
                                                                     ==========



Prepared By  Jerry Harper
             ----------------------
Date         ______________________



Approved By  ______________________

     SUNTRUST BANK, TAMPA BAY                                Page 1 of 2
     P.O. BOX 3303                                           72/E00/0656/24
     TAMPA, FL 33601-3303                                    0032020393720



[LOGO OF SUNTRUST]

     BREED TECHNOLOGIES  INC                              Questions? Please call
     FLEX SPENDING ACCT                                   1-800-786-8767
     JACK  SONTHEIMER
     5300 OLD TAMPA HWY
     LAKELAND FL 33811-1130


     Y2K! WHY YES, WE'RE READY! IF YOU HAVE YEAR 2000 READINESS QUESTIONS, PLEASE CALL OUR Y2K INFORMATION LINE TOLL FREE AT 877-999-200 OR LOG ON TO WWW.SUNTRUST.C0M.

=================================================================================================================
Statement       AccountType             Account Number     Statement Period                         Taxpayer ID
Summary
                BUSINESS CHECKING       3332020393723      12/01/999-12/31/99                        02-2767113

                ------------------------------------------------------------------------------------------------------
                Description                 Amount         Description                                  Amount
                Beginning Balance          $206.75         Average Balance                              $5,471
                Deposits/Credits        $20.406,99         Average Collected Balance
                Checks                  $12,222.24         Number of Days in Statement Period
                Withdrawals/Debits         $239.42
                Ending Balance           $3,102.08
-----------------------------------------------------------------------------------------------------------------
Deposits/       Date        Amount      Serial #           Description
Credits         12/06    10,000.00                         INCOMING FEDW1RE CR TRN #002094
                12/14       406.99                         INCOMING FEDW1RE CR TRN #002432
                12/21    10,000.00                         INCOMING FEDWIRE CR TRN #009810


                Deposits/Credits: 3     Total Items Decosited: 0
-----------------------------------------------------------------------------------------------------------------
Checks     Check           Amount    Date   Check              Amount  Date      Check          Amount    Date
           Number                    Paid   Number                      Paid     Number                   Paid
           5650            632.50   12/07   5660               62.5O   12/14    10318            403.77  12/03
           5651             50.00   12/09   5661            4,574,55   12/15    10319          1,006.36  12/03
          *5653            105.84   12/13   5662              545.23   12/13    10320             75.00  12.13
           5654            245.50   12/06   5663              600.00   12/27    10321            454.55  12/13
           5655            680.00   12/16 *10313              965.93   12/30    10322            178.54  12/13
           5656            183.69  .12/13  10314              120.00   12/09    10323            379.03  12.15
          *5658             78.00   12/15  10315               92.00   12/08   *10326             96.55  12/22
           5659             60.00   12/13 *10317              252.11   12/06   *10329            225.30  12/23
           Checks: 24                     *Break in check sequence
-----------------------------------------------------------------------------------------------------------------

Withdrawals/   Date         Amount  Serial        Description
Debits         Paid
               120 1        53.00                 NON-SUFFICIENT FUNDS PENALTY
               12/02        29.00                 NON-SUFFICIENT FUNDS PENALTY
               12/06        15.00                 INCOMING FEDWIRE TRANSFER FEE TRN #002094
               12/14        15.00                 NCCMING FEDWIRE TRANSFER FEE TRN #002432
               12.15        29.00                 NON-SUFFICIENT FUNDS PENALTY
               12/17        58.CO                 NON-SUFFICIENT FUNDS PENALTy
               1 220        58.00                 NON-SUFFICIENT FUNDS PENALTY
               12:21        15.00                 INCCOMING FEDWIRE TRANSFER FEERN #009810
               12/31        12.42                 SERVICE FEE
                       TOTAL ITEMS  PAID FEE                   3.50
                       TOTAL PER DEPOSIT FEE                   1.05
                       MONTHLY MAINTENANCE FEE                13.50
                       MONTHLY EARNINGS CREDIT                 5.20

           Withdrawals/Debits 12

2690                             Member                  Continued on page

                            BREED TECHNOLOGiES, INC
                        NATIONAL WESTMINSTER (01002732)
                   GL ACCOUNT #100 107600 0130 & 107601 0130
                                 December, 1999


                                           Month End
                                Sterling   Xchge Rate  Dollars
                                ---------  ----------  -------
Balance Per Bank Statement      53,054.53
        Outstanding Deposits
         Outstanding Cheques     1,156.45
             Adjusted Baance    51,898.08        XXXX     XXXX
                                ---------------------


Balance Per General Ledger
            GL # 107600 0130               $XX,367.35
            GL # 107601 0130                35,663.55
                                           ----------
              Combined Balances                        $  XXXX
                                                       -------
Variance:                                              $  0.01
                                                       =======



Prepared by: Jerry Harper
             ----------------------

Approved by:_______________________

UK OPERATIONS BANK RECONCILIATION


December 1999                                    OUT OFF 30.12.99


                                                   (pounds)         (pounds)

Balance B/F                                         XXXXXX

Receipts                                          358,304.35

Payments                                                             XXXXXX

Balance O/F                                                          XXXXXX

Totals                                              XXXXXX           XXXXXX


Balance Per Bank Statement 30 DECEMBER 1999                            0.00

Add : Late Lodgements                                                  0.00

Less : Outstanding Cheques

Date Per Cash Book                   CHEQUE NO     (pounds)

22.12.99                                  4811      613.94
21.12.99                                  4813      510.20
21.12.99                                  4815       32.31

                                                                    1,156.45



Balance Per Cash Book - 31 December 1999                            1,156.45

                           BREED TECHNOLOGIES, INC.
                             ABN-AMRO Bank (Japan)
                               000-00-13-52-180
                                100-108410-0000
                                  December-99

                                   Exchnge                          G/L Balance
                                    Rate    Yen         Dollars       Dollars
                                   -------------------------------   -----------
Beginning Balance - Bank           110.04   96,814,847  879,815.04
 Current months transactions
      Bank Fees                    102.14       (3,500)          x


                                        --------------------------
                                                     x           x

Re-evaluated ending balance             x            x           x             x
                                        --------------------------

    M/E Exchange Variance                                        x
                                                         =========

Ending G/L balance                                                             x
                                                                     -----------
    Variance                                                                   x

Reconciling Items:
Inflows to the G/L


Outflows to the G/L
    Wire transfer fee


Miscellaneous adjustments
    Exchange variance for re-evaluated current balance   68,049.14
    Exchange variance for re-evaluated balance plug figure

    Bank account maintenance fee                            (34.27)


        Total adjustments
                                                         ---------
                                                                       52,314.37
                                                                       ---------

Unreconciled Difference                                                ---------
                                                                            0.00
                                                                       =========


Prepared by _________________ Jerry Harper

Approved by:______________________________

[LOGO OF ABN-AMRO]
                                        Statement of account



                                        ABN AMRO BANK N.V. JAPAN
                                        SHIROYAMA JT MORI BUILDING 3F
                                        3-1, TORANOMON, 4-CHOME, MINAXXX
                                        TOKYO 105-6031
BREED TECHNOLOGIES, x                   JAPAN
222 TAMPA HI                            P.O. Box 374 x
LAKELAND, FL x                          Telephone 5405-6500
USA                                     Fax 5405-6900


                                                  [ILLEGIBLE]                Page
                                                  1                          1 of 1
                                                  -------------------------  -------------------
Product type                                      Account Number
CURRENT ACCOUNT                                   x
----------------------------------------------    ----------------------------------------------
Customer Reference                                Name

----------------------------------------------    ----------------------------------------------
Previous rate         Previous balance            New rate                   New balance
30/11/99                                     x    31/11/99                                     x
-----------------     ------------------------    -------------------------  -------------------
Trans. date Description reference                 Value date                 Debit        Credit


29/12/99  FEE/COMMISSION, CHARGES FOR INT TRF     29/12/99                       x

          ACCOUNT MAINTENANCE FEE AS OF NOV'99

                              Bank Reconciliation
                                 Bank Of China
                                100 109420 0065
                                   31-Dec-99


Bank Ending Balance                                                                           RMC
                                                                                          -----------
                                                                                            31,252.67

Less: Outstanding checks

                    Check #        Check amount
                    -------        ------------


                                                                                          ___________
                    Balance in local currency              RMC                              31,252.67
                    Exchange Rate                                                              3.2300
                                                                                          -----------
                    Ending bank balance in USD                                            $  3,774.48

                    GL balance                                                               3,266.63

                                                                                          -----------
                    Variance                                                              $    508.85

Expense posting difference from bank reconciliation checks                 $  (472.21)
Exchange Rate Variance                                                          32.04
Unrecorded interest income                   September        70.51mb           (8.51)
                                             December        498.25mb          (60.17)        (508.85)
                                                                                          -----------
Unreconciled Variance                                                                     $     (0.00)
                                                                                          ===========

Prepared by Jerry Harper

Reviewed by __________

                             Bank Reconciliation
                               CITIC Industrial
                                100 109410 0065
                                  31-Dec-99

                                                              USD              Exchange Rt              RMB
                                                           ---------------------------------------------------
Bank Ending Balance                                        40,915.10                                338,808.83

less deposit in transit

Less: Outstanding checks:      Check #    Check amount
                               -------    ------------



Exchange rate difference       Prior                            3.82                 8.28                31.63
                               Current                                               8.28                 -


                                                         -----------                              ------------
                     Adjusted Balance                      40,918.92                                338,840.46



                     GL balance                            47,045.79                 8.28           389.539.14
                                                         -----------                              ------------
                        Variance                           (6,126.87)                               (50,698.68)
                        Xchng Rt                                                                          8.28
                                                                                                  ------------
                        Converted variance                                                        $  (6,123.03)

                     Posted pymnt/exp difference *          6,538.87                                  6,538.87
                     Unposted Deposit from BSRS              (412.00)                                  (412.00)
                                                         -----------                              ------------
                       Unreconciled Variance                   (0.00)                             $       3.84
                                                         ===========                              ============


* Self-correcting in next month. There S/B only current month difference since all prior month difference will be accounted for the following month


Prepared by Jerry Harper



Reviewed by_____________

                            BREED AUTOMOTIVE, L.P.
                                  CHASE BANK
                            ACCOUNT # 067 00277467
                             GL # 220 108510-0020
                                   31-Dec-99

Bank Balance                                                          $1,607.29
General Ledger Balance                                                   473.46
                                                                     -----------
          Variance:                                                    1,133.83
                                                                     ===========
          Outstanding Checks:
          -------------------
            Ck#       $          Ck#       $      Ck#       $
          -------------------  ---------------  ---------------

             2009     120.80
             2095     224.73
             2096      33.30
             2097      61.35
             2099     168.09
             2115     125.79
             2116      92.43
             2117     123.37
             2125     140.31
             2100      43.30


                  ---------       ---------          ----------
                  1,133.47            0.00                0.00
                  ---------       ---------          ----------
          Total O/S Checks                                      1,133.47

          Other Reconciling items:


                    Total Reconciling Items                     --------
                                                                       1,133.47
                                                                      ---------
                    Unidentified variances                                 0.36
                                                                      =========




          Prepared by         Jerry Harper

          Reviewed by ______________________

                               ACCOUNT STATEMENT
                               -----------------
                                  HAMLIN INC.
                            12/01/1999 - 12/31/1999


------------------------------------------------------------------------------------------
Account Title: HAMLIN INC.MAIN                                                  D:     1
Number: 000000020716585


Opening Ledger Balance:            $82,770.79     Credit         6         $36,368.94
Closing Ledger Balance:           $119,139.73     Debits         0               0.00
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

Date             Amount   Tran Code                    Bank Reference   Customer Reference
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                   DEPOSITS and CREDITS
------------------------------------------------------------------------------------------

Date             Amount   Tran Code                    Bank Reference   Customer Reference
------------------------------------------------------------------------------------------
12/02/99      $3,865.20   INCOMING WIRE TRANSFER       1202000471
12/10/99      $1,943.58   INCOMING WIRE TRANSFER       1210000546
12/14/99      $6,285.00   INCOMING WIRE TRANSFER       1214005606
12/17/99      $8,450.58   INCOMING WIRE TRANSFER       1217000607
12/24/99      $4,414.08   INCOMING WIRE TRANSFER       1224000524
12/29/99     $11,410.50   INCOMING WIRE TRANSFER       1229003775
------------------------------------------------------------------------------------------

BREED TECHNOLOGIES, INC.
Schedule of Insider Compensation
   Dec-99

                                              Salary              Commissions              Car Allowance            Total
                                        -----------------    ---------------------    -----------------------    -------------
     Bilkey, William w.                         23,079.00                                            1,287.72        24,366.72
     Boyd, Stuart d.                            17,310.00                                            1,107.72        18,417.72
     Breed, Johnnie C.                          52,662.00                                            2,769.24        55,431.24
     Buhsmer, John H.                           14,330.79                                                0.00        14,330.79
     Cannavo, Frank A.                          11,884.62                                              969.24        12,853.86
     Colbert, Gary                              17,307.69                                                0.00        17,307.69
     Drayer, Lonnie R.                          14,841.36                                                0.00        14,841.36
     Esquer, Nestor                              7,773.21                                                0.00         7,773.21
     Fincher, Robert                            14,472.00                                            1,107.72        15,579.72
     Fried, Michael                             14,711.55                                              692.31        15,403.86
     Gallagher, Jack F.                              0.00                                                0.00             0.00
     Gnisci, Frank J.                                0.00                                                0.00             0.00
     Guptill, Lizanne                           10,101.93                                                0.00        10,101.93
     Hayes, James W.                            15,865.38                                            1,107.72        16,973.10
     Lane, Wendell C.                           15,524.72                                              930.00        16,454.72
     Lessner, Mark                              10,706.79                                                0.00        10,706.79
     Links, Bernard                              9,820.17                                                0.00         9,820.17
     Martell, Detlef                                 0.00                                                0.00             0.00
     Mercer, Ted                                12,366.46                                                0.00        12,366.46
     Palomino, Salvador                              0.00                                                0.00             0.00
     Pellerito, Michael                              0.00                                                0.00             0.00
     Phillips, Kola                             17,505.00                                            1,287.72        18,792.72
     Rapone, Robert M.                               0.00                                                0.00             0.00
     Speranzella, Chareles J.                   43,272.00                                            2,769.24        46,041.24
     Wehner, Mark                               10,566.47                                              800.00        11,366.47
     White, Craig W.                            22,017.00                                            1,107.72        23,124.72
     Wilson, Steve                              11,290.38                   506.51                       0.00        11,769.89
                                        -----------------    ---------------------    -----------------------    -------------
                                               367,408.52                   506.51                  15,936.35       383,851.38
                                        -----------------    ---------------------    -----------------------    -------------

BREED TECHNOLOGIES, INC.
Listing of Payments to Insiders
Expense Reimbursements December, 1999

                                             Oct-99              Nov-99              Dec-99              Total
                                             ------              ------              ------              -----
     William W. Bilkey                            -             11,705.74            7,471.85           19,177.59
     Negro, Albert S.                        21,712.57           5,317.50                -              27,030.07
     Stuart D. Boyd                             211.37           7,952.96            2,725.28           10,889.61
     Johnnie C. Breed                             -                  -              10,792.57           10,792.57
     Frank A. Cannavo                         3,641.64             855.82                -               4,497.46
     Lonnie R. Drayer                            94.29             453.70                -                 547.99
     Robert Fincher                              21.59              46.21                -                  67.80
     Michael Freid                              315.44           3,053.59            6,596.09            9,965.12
     Lizanne Guptill                            341.28             153.81            1,430.92            1,926.01
     James W. Hayes                           1,206.68               -               2,062.49            3,269.17
     Ronald Humphreys                           274.38             884.25            3,195.43            4,354.06
     Salvador Palomino                            -                150.00                -                 150.00
     Giovanni Magistrali                     26,565.00               -              55,645.00           82,210.00 **
     Kola Phillips                            9,559.54           1,525.74              434.14           11,519.42
     Charles J. Speranzella, Jr.             41,495.72          25,941.74                -              67,437.03 *
     Craig W. White                           2,649.05           2,180.09              835.16            5,664.30
                                          ------------        -----------        ------------        ------------
     Total                                  108.088.55          60,220.72           91,188.93          259,498.20
                                          ------------        -----------        ------------        ------------

* Expense reimbursement for C.J. Speranzella is unusually high due to the use of his credit card for corporate airfare purchases during a transition period in the corporate credit card program.

** Giovanni Magistrali became a director of the Debtor in December 1999. The payments represent payments per a consulting agreement.

Case Name: BREED TECHNOLOGIES, INC. ET AL.
Case Number: 99-03399MFW THRU 99-03415

Questionaire                                                                                                   Yes         No
----------------------------------------------------------------------------------------------------------------------------------
1.   Have assets been sold or transferred outside the normal course of business this reporting period?                      X
----------------------------------------------------------------------------------------------------------------------------------
2.   Have funds been disbursed from any account other than a debtor in possession account?                                  X
----------------------------------------------------------------------------------------------------------------------------------
3.   Are any post-petition receivables (accounts, notes, or loans) due from relation related parties?            X
----------------------------------------------------------------------------------------------------------------------------------
4.   Have any  payments been made on pre-petition liabilities this reporting period?                             X
----------------------------------------------------------------------------------------------------------------------------------
5.   Have any post-petition loans been received by the Debtor from any party?                                    X
----------------------------------------------------------------------------------------------------------------------------------
6.   Are any post-petition payroll taxes past due?                                                                          X
----------------------------------------------------------------------------------------------------------------------------------
7.   Are any post-petition state or federal income taxes past due?                                                          X
----------------------------------------------------------------------------------------------------------------------------------
8.   Are any post-petition real estate taxes past due?                                                                       X
----------------------------------------------------------------------------------------------------------------------------------
9.   Are any other post-petition taxes past due?                                                                            X
----------------------------------------------------------------------------------------------------------------------------------
10.  Are any amounts owed to post-petition taxes been paid during this reporting period?                                    X
----------------------------------------------------------------------------------------------------------------------------------
11.  Have any pre-petition taxes been paid during this reporting period?                                                   X
----------------------------------------------------------------------------------------------------------------------------------
12.  Are any wage payments past due?                                                                             X
----------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "YES', provide a detailed explanation of each item, Attach additional sheets if necessary.

Item 3. The Debtors conducts transactions through Intercompany accounts with its
--------------------------------------------------------------------------------
affiliated Debtors and Non-debtors. At various points in time, balances may due
--------------------------------------------------------------------------------
to/from these various affiliates.
--------------------------------------------------------------------------------
Item 4. Payments relating to certain pre-petition taxes and pre-petition
--------------------------------------------------------------------------------
employee benefits, pursuant to the 1st day orders.
--------------------------------------------------------------------------------
Item 5. The Debtor borrowed $41,000,000 on the DIP facility as of 10/1/99.
--------------------------------------------------------------------------------
Additionally, the Debtor has incurred a minor amount of debt in connection with
--------------------------------------------------------------------------------
its travel and procurement credit card program.
--------------------------------------------------------------------------------

Insurance                                                                                                       Yes        No
----------------------------------------------------------------------------------------------------------------------------------
1.   Are worker's compensation, general liability and other necessary insurance coverage in effect?              X
----------------------------------------------------------------------------------------------------------------------------------
2.   Are all premium payments paid current?                                                                      X
----------------------------------------------------------------------------------------------------------------------------------
3.   Please itemize policies below.
----------------------------------------------------------------------------------------------------------------------------------

The Debtor supplied all insurance policy information in the First Day Package. Attached please find the debtors most recent summary schedule insurance.

                           BREED TECHNOLOGIES, INC.

             PROPERTY & CASUALTY INSURANCE PROGRAM POLICY REGISTER
                                 1999 to 2000

Coverage                       Insurer                    Bests' Rating     Policy No.      Term        Limits
Global DC/DL                   Insurance Co. of the       A** XV              800263469       11/01/99-   $2M General Liability
(Foreign Liability)            State of Pennsylvania                                          11/01/00    $1M Employer' Liabilty
                               (AIG)                                                                      $1M Auto Liability

Workman's Compensation         American Home Assurance    A** XV              WC8888103       11/01/99-   $1M Each Accident/Disease
                                                                              WC8888104       11/01/00

Commercial General Liability   American Home Assurance    A** XV              800263469       11/01/99-   $2M EACH OCC/AGGR.
                                                                                              11/01/00    $2M Personal Inj
                                                                                                          $2M Advertising

Auto Liability                 National Union             A** XV            RMCA5347541       11/01/99-   $1M BI
                               (AIG)                                        RMCA5347542       11/01/00    $10K Medical
                                                                                                          $1M Uninsured
                                                                                                          Stat PT

Aircraft Products              National Union             A** XV            AP4793465-06      10/01/99-   $15M Each Occurrence
                               (AIG)                                                          10/01/00    $15M Aggregate

Design E&O                     AIU                        A** XV            BE9324598         11/01/98-   Shared with Umbrella Limit
                                                                                              11/01/00

3rd Party Inspired Prop        AIU                        A** XV            BE9324598         11/01/98-     $25M Per Occurrence
                                                                                              11/01/00      $15M Aggregate

Umbrella Liability             AIU                        A** XV            BE9324598         11/01/97-     $25M Per Occurrence
(including Products                                                                           11/01/00      $25M Aggregate
Recall & Design E&O)

Puntive Damages                Normandy Reinsurance                         TBD               11/01/99-     $25M excess $25M
(Wrap Around                                                                                  11/01/00      Per Occurrence/Aggregate
Umbrella)

Excess Liability               ASLIC                                                          11/01/99-     $25M excess $25M
                                                                                              11/01/00      Per Occurrence/Aggregate

Excess Liability               Gerling Konzorn            A VIII            U9M0035           11/01/99-     $50M excess $50M
                                                                                              11/01/00      Per Occurrence/Aggregate


Coverage                       Deductible
Global DC/DL                   None
(Foreign Liability)

Workman's Compensation         None

Commercial General Liability   $10K/$100K OCC/AGGR

Auto Liability                 None

Aircraft Products              None

Design E&O                     $2M per Claim
                               $2M Aggregate

3rd Party Inspired Prop        $3M Per Claim
                               $10M Aggregate

Umbrella Liability             $2M Per Claim
(including Products            $2M Aggregate
Recall & Design E&O)

Puntive Damages
(Wrap Around
Umbrella)

Excess Liability               None

Excess Liability               None

                           BREED TECHNOLOGIES, INC.
             PROPERTY & CASUALTY INSURANCE PROGRAM POLICY REGISTER
                                 1999 to 2000

Coverage                 Insurer                 Bests' Rating    Policy No.     Term           Limits
Global Property          FM Global               A++  12p         JA987          11/01/99       $1.68 Loss Limit
                                                                                 11/01/00       Subject to certain sublimits



Cargo                    Underwriters at                          MC 1282 C      05/01/99       $2M Any Land Conveyance
                         Lloyds of London                                        05/01/99       $2M Any One Vessel
                         through Donald J. Rojas,                                               $2M Any Aircraft
                         Inc.

Executive Protection     Federal Ins. Co.        A++  XV          813201078      09/01/97-      $3M Fiduciary Liability
                                                                                 09/01/99       $5M Fidelity ($10M as of 3/1/98)
                                                                                                $5M Special Crime

Primary D & O            National Union          A++  XV          4,862,399      09/01/97-      $20M Each Claim/Aggregate
                                                                                 09/01/2001     excess of retention(s)

Excess D & O             Zurich Ins. Co.         A+  XV           DOC835745001   09/01/97-      $10M XS $20M
                                                                                 09/01/2001

Excess D & O             Relianco Ins. Co.       A-  XII          NDA0140547-97  09/01/97-      $10M XS $30M Primary
                                                                                 09/01/2001

Employment               National Union          A++  XV          008571822      11/01/99       $25M
Practices                                                                        11/01/00

Coverage                                 Deductible
Global Property                      General Deductibles:
                                     $100,000 US/Mexico
                                     $50,000 All Other
                                     $250K Deductible Aggregate
                                     $250K Deductible Maintenance


Cargo                                $5,000 Each Shipment


Executive Protection                 $1,000 Indemnifiable Loss
                                     $50,000 Any Loss
                                     $0

Primary D & O                        Retentions:
                                     Individual Directors/Officers:$0
                                     Corporate Liability: $250,000 Each Claim

Excess D & O                         Not Applicable

Excess D & O                         Not Applicable

Employment                           $250K SIR
Practices

Case Name: BREED TECHNOLOGIES, INC. ET AL.
case Number: 99-03399MFW THRU 99-03415

                              Personnel
--------------------------------------------------------------------------------
                                                                Full & Part Time
--------------------------------------------------------------------------------
1.  Total Number of employees at beginning of period                 2,384
--------------------------------------------------------------------------------
2.  Number of employees hired during the period                        60
--------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period      (32)
--------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period            2,412
--------------------------------------------------------------------------------